                               Investment Company Act Registration No. 811-22097

   As Filed with the Securities and Exchange Commission on September 28, 2007
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

|X|   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[ ]   Amendment No.  ____

                        Tortoise Gas and Oil Corporation
               (Exact Name of Registrant as Specified in Charter)

                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210
                    (Address of Principal Executive Offices)

                                 (913) 981-1020
               (Registrants Telephone Number, Including Area Code)

                                David J. Schulte
                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210
                     (Name and Address of Agent for Service)

                                 With Copies to:

                             Steven F. Carman, Esq.
                              Blackwell Sanders LLP
                          4801 Main Street, Suite 1000
                              Kansas City, MO 64112
                                 (816) 983-8000

================================================================================

                                TABLE OF CONTENTS

                           ---------------------------

This Registration Statement has been filed by the Registrant pursuant to Section
8(b) of the  Investment  Company Act of 1940,  as amended (the "1940 Act").  The
Registrant's common shares are not currently registered under the Securities Act of 1933,  as  amended  (the "1933  Act"),  or the  securities  laws of any other jurisdiction. The Registrant's common shares were offered and sold pursuant to a confidential  offering memorandum only to "accredited  investors," as defined in
Rule 501(a) under the 1933 Act, and a single "qualified institutional buyer," as defined  in Rule 144A  under  the 1933  Act,  pursuant  to the  exemptions  from registration provided by Rule 506 of Regulation D promulgated under the 1933 Act and Rule 144A promulgated  under the 1933 Act,  respectively.  This Registration
Statement does not constitute an offer to sell, or the  solicitation of an offer to buy, the Registrant's common shares.

                                       i

PART A      INFORMATION REQUIRED IN A PROSPECTUS

ITEM 1.     OUTSIDE FRONT COVER

            Not Applicable

ITEM 2.     COVER PAGES; OTHER OFFERING INFORMATION

            Not Applicable

ITEM 3.     FEE TABLE AND SYNOPSIS

            Not Applicable

ITEM 4.     FINANCIAL HIGHLIGHTS

            Not Applicable

ITEM 5.     PLAN OF DISTRIBUTION

            Not Applicable

ITEM 6.     SELLING SHAREHOLDERS

            Not Applicable

ITEM 7.     USE OF PROCEEDS

            Not Applicable

ITEM 8.     GENERAL DESCRIPTION OF THE REGISTRANT

Item 8.1.   General

     Tortoise Gas and Oil Corporation (the "Fund", the "Company",  "we", "us" or
"our") was  organized as a Maryland  corporation  on May 22,  2007.  On July 17,
2007, we filed a notification  of  registration on Form N-8A with the Securities and Exchange Commission ("SEC") registering us as a non-diversified,  closed-end management investment company under the 1940 Act.

     We seek to provide our stockholders  with an efficient vehicle to invest in a portfolio  consisting of privately held  companies and publicly  traded master limited  partnerships  ("MLPs") and their affiliates  operating primarily in the upstream segment,  and to a lesser extent the midstream  segment,  of the energy sector. Our investment objective is to seek a high level of total return through capital appreciation and current income.  Unlike most investment  companies,  we are treated as a corporation and not a regulated  investment company ("RIC") for
federal   income  tax  purposes.   Similar  to  the  tax   characterization   of
distributions made by MLPs to their  unitholders,  we believe that a significant portion of our  distributions  to our stockholders may be treated as a return of capital.

     Under  normal  circumstances,  we invest  at least 80% of our total  assets
(including  assets obtained through  leverage) in equity securities of companies that derive a majority of their  revenues  from  operations  in the upstream and midstream gas and oil segments of the energy sector.  Companies operating in the upstream  segment of the energy sector  include  companies  that produce  energy resources,  including crude oil, natural gas, and coal from proved reserves.  We
seek  upstream  companies  with  mature,  developed,   long-lived  assets,  with
multi-year  hedging  strategies,  that have and intend to  successfully  replace depleted  reserves  to  offset  natural  production  declines,  and that  either maintain or grow their cash  distribution  levels.  Companies  operating  in the midstream  segment of the energy  sector  include  companies  in the business of transporting,  processing,  storing, distributing or marketing energy resources, or liquids  derived  therefrom.  We may invest up to 100% of our total assets in restricted securities purchased directly from issuers.

     Tortoise  Capital  Advisors,   L.L.C.,  a  registered   investment  advisor
specializing  in managing  portfolios  of  securities  of MLPs and other  energy companies (the "Advisor"),  serves as our investment  advisor.  As of August 31,
2007,  our Advisor  managed assets of  approximately  $2.9 billion in the energy sector,  including  the assets of four publicly  traded and two  privately  held
closed-end   management   investment   companies,   and  separate  accounts  for
institutions and high net worth individuals.

Item 8.2.   Investment Objective and Policies

Investment Objective

     We seek to provide our stockholders  with an efficient vehicle to invest in a portfolio  consisting of privately held companies and publicly traded MLPs and their affiliates  operating  primarily in the upstream segment,  and to a lesser extent the midstream segment, of the energy sector. Our investment  objective is to seek a high level of total return through  capital  appreciation  and current income. For purposes of our investment objective,  total return includes capital appreciation  of, and all  distributions  received from,  securities in which we invest, regardless of the tax character of the distributions. Similar to the tax characterization of distributions made by MLPs to their unitholders,  we believe that a  significant  portion of our  distributions  to our  stockholders  may be treated as a return of capital.

Investment Overview

   We will pursue our  investment  objective  by  investing  in a  portfolio  of privately held companies and publicly traded MLPs and their affiliates operating primarily in the upstream segment, and to a lesser extent the midstream segment, of the energy sector, which can be broadly categorized as follows:

    • Upstream  --  Companies  with  mature,  developed,  long-lived  assets and multi-year  hedging  strategies that produce energy  resources,  including crude oil, natural gas, and coal from proved reserves; and

    • Midstream -- Companies  that  transport,  process,  store,  distribute  or market natural gas, natural gas liquids (including propane),  crude oil or refined petroleum products or coal.

   We invest  primarily  in  upstream  companies  whose  efforts  to maintain or expand proved reserves are generally  funded by internally  generated cash flow, the issuance of debt,  or the issuance of  additional  equity.  Proved  reserves
represent  those  reserves  for  which  engineering   professionals   express  a
reasonable certainty (at least 90% probability) that the crude oil, natural gas, or coal will be recoverable in future years from known reservoirs under existing economic and operating  conditions.  We target energy production  companies with mature, developed,  long-lived assets, with multi-year hedging strategies,  that have and intend to  successfully  replace  depleted  reserves to offset  natural production  declines,  and that either maintain or grow their cash  distribution levels. To mitigate our exposure to commodity price risk, we invest in companies that regularly  engage in multi-year  commodity  hedging  strategies in order to stabilize their revenues against commodity price volatility.

   Up to 100% of our total  assets  may be  invested  in  restricted  securities purchased  directly  from  issuers,  all of  which  may be  illiquid  securities purchased from private companies.

  Investment Selection

   Our  Advisor  uses  an   investment  selection  process   modeled  after  the
investment selection process utilized by our Advisor for the closed-end funds it manages.  The  selection  process is very  similar to the  investment  selection process  utilized by our  Advisor for  Tortoise  Capital  Resources  Corporation
("TTO"). Five of our Advisor's senior investment  professionals,  Zachary Hamel,
Terry  Matlack,   Edward  Russell,  David  Schulte  and  Rob  Thummel,  will  be responsible for the negotiation (if necessary),  structuring and managing of our investments,  and  operate  under  the  oversight  of our  Advisor's  investment committee.

  Targeted Investment Characteristics

   Our  investment  strategy  focuses on  minimizing  risk  using a  disciplined screening  process.  We focus on  companies in the  upstream  segment,  and to a lesser extent the midstream  segment,  of the energy sector.  We anticipate that our targeted investments will have the following characteristics:

    • Production  vs.   Exploration  Focus  --  Companies  that  engage  in  the
      production of oil and natural gas reserves and the  exploitation of proved reserves as opposed to the higher risk exploration of unproved properties.

    • Predictable  Volume -- Companies  with a high  percentage  of  long-lived, proved,  developed  producing assets,  high reserves to production ratios, low natural decline rates and relatively mature properties.

    • Predictable Revenue -- Companies that seek to mitigate potential commodity price risk by having a significant  percentage of their production  hedged for multiple years.

    • Current Yield Plus Growth  Potential -- Companies  that generate a current cash return at the time of investment  and that possess good prospects for growth.  Typically, we would not expect to invest in start-up companies or companies having speculative business plans.

    • Low Operating Cost  Structures -- Companies with the ability to operate in wide-ranging  commodity price environments due to low break-even operating costs.

    • Steady or Growing  Distributable  Cash Flow -- Companies that successfully replace depleted reserves to offset natural production declines,  allowing them to maintain or grow their cash distribution levels.

    • Experienced,   Operations-Focused   Management  Teams  --  Companies  with
      management  teams  experienced  in  recovering  natural  resources  in the geographic  area in which the company  operates  the assets.  We will seek companies  with  management  teams that have a track record of success and who will often add substantial  knowledge and focus in particular segments of the energy sector or with certain types of assets.

    • Exit   Opportunities  --  Companies  which  intend  to  and  could  become candidates for strategic  acquisition by other industry  participants  and companies that may provide liquidity for our investments through an IPO of equity interests or other capital markets transactions.

  Distributions Received from Investments

   We seek to generate  revenues in the form of capital gains and  distributions on  dividend-paying  equity securities or other equity or debt interests that we have acquired.  We intend to acquire securities that pay cash distributions on a recurring or customized basis. We also expect to generate revenue in the form of commitment, origination,  structuring, or diligence fees and possibly consulting fees.

  Sensitivity Analyses

   Our Advisor generally performs  sensitivity analyses to determine the effects of changes in market  conditions on any proposed  investment.  These sensitivity analyses  may  include,  among other  things,  simulations  of changes in energy commodity  prices,  changes in interest rates,  changes in economic activity and other events that would affect the performance of our investment.

Investment Process and Due Diligence

   In conducting due diligence,  our Advisor uses available  public  information and information  obtained from its relationships with management teams,  vendors and  suppliers  to  companies  in  which it might  invest,  investment  bankers, consultants and other advisors.  Although our Advisor uses research  provided by third parties when available, primary emphasis is placed on proprietary analysis and  valuation  models  conducted  and  maintained  by  our  Advisor's  in-house investment professionals.

   The  due   diligence    process   followed   by  our   Advisor's   investment
professionals  is highly detailed and structured.  Our Advisor seeks to exercise
discipline  with  respect  to  company  valuations  and  institute   appropriate
structural  protections  in  our  investment  agreements.  After  our  Advisor's investment  professionals  undertake  initial  due  diligence  of a  prospective investment, our Advisor's investment committee determines whether to approve the
initiation  of  more  extensive  due  diligence  by  our  Advisor's   investment
professionals if the potential  investment is worth pursuing.  At the conclusion of the  diligence  process,  our Advisor's  investment  committee is informed of critical findings and conclusions. The due diligence process typically includes:

    • review of historical and prospective financial information;

    • review and analysis of financial models and projections;

    • for many  investments  in private  companies in the upstream and midstream segments  of the  energy  sector,  review of  third-party  geological  and engineering reserve reports and internal engineering reviews;

    • evaluation by  an on-staff  petroleum engineer  with extensive  technical, geological and engineering expertise;

    • on-site visits;

    • legal reviews of the status of the potential portfolio company's title to its assets;

    • environmental diligence and assessments;

    • interviews  with  management, employees,  customers  and  vendors  of  the prospective portfolio company;

    • research   relating  to  the  prospective  portfolio  company's  industry, regulatory environment, products, services and competitors;

    • review of financial, accounting and operating systems;

    • review of relevant corporate, partnership and other material agreements;

    • review of contingent liabilities; and

    • research  relating  to the  prospective  company's  management,  including background and reference checks using our Advisor's  industry contact base and commercial databases and other investigative sources.

   Additional  due diligence  with respect to any investment may be conducted on our behalf by our legal  counsel and  accountants,  as well as by other  outside advisors and consultants, as appropriate.

   Upon the conclusion of the due diligence  process,  our Advisor's  investment professionals present a detailed investment proposal to our Advisor's investment committee. Our Advisor's five senior investment professionals have approximately
90 years of combined experience in energy,  leveraged finance and private equity investing.  The members of our Advisor's investment committee have an average of over 20 years of financial investment  experience.  All decisions to invest in a company must be approved by the unanimous  decision of our Advisor's  investment committee.

Investment Structure and Types of Investments

   Once our Advisor's  investment  committee has  determined  that a prospective company is  suitable  for  investment,  for those  transactions  in which we buy securities  in a  privately  negotiated  transaction,  we  will  work  with  the management of that company and its other capital providers, including senior and junior  debtholders  and equity  capital  providers,  if any,  to  structure  an investment. We will negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio  company's capital  structure.  We expect  substantially  all of our investments will be in equity  securities.  The  different  types of equity  securities in which we may invest are  described  under  "Investment  Objective  and  Principal  Investment
Strategies."

Investments

   We believe  that our  Advisor's  expertise  in  investing in small and middle market  companies in the upstream and midstream  segments of the energy  sector, and our  Advisor's  experience as an  investment  advisor in the energy  sector, positions  our  Advisor to  identify  and  capitalize  on  desirable  investment opportunities.  In addition,  we believe that our Advisor's regular contact with companies in the energy  sector,  investment  bankers  engaged in financing  and merger and acquisition advisory work, and other professionals providing services to growth  companies  in the energy  sector,  will  contribute  to the number of quality investment opportunities that we can evaluate.

Ongoing Relationships with Portfolio Companies

  Monitoring

   The  investment  professionals  of our Advisor  monitor  each  investment  to determine progress relative to meeting the company's business plan and to assess the appropriate  strategic and tactical courses of action for the company.  This monitoring may be accomplished by attendance at Board of Directors meetings, the review of periodic  operating  reports  and  financial  reports,  an analysis of relevant  reserve  information  and  capital  expenditure  plans,  and  periodic consultations with engineers,  geologists, and other experts. The performance of each  investment is also  periodically  compared to the performance of similarly sized companies with comparable assets and businesses.  Our Advisor's monitoring activities  are  expected  to  provide it with the  necessary  access to monitor compliance  with existing  covenants,  to enhance its ability to make  qualified valuation  decisions,  and to assist its  evaluation  of the nature of the risks involved in each individual investment. In addition, these monitoring activities should permit our Advisor to diagnose and manage the common risk factors held by our  total  portfolio,  such  as  sector  concentration,  exposure  to a  single financial sponsor, or sensitivity to a particular geographic market.

   As  part of  the monitoring process,  our Advisor will continually assess the risk  profile of each of our  private  company  investments  and rates them on a scale of 1 to 3 based on the following categories:

   (1) The company is  performing  at or above  expectations  and the trends and risk factors are generally favorable to neutral.

   (2) The company is performing below  expectations  and the investment's  risk has increased materially since origination.  The company may generally be out of compliance  with  various  covenants  with its  lenders;  however,  payments are generally not more than 120 days past due.

   (3)  The  company  is  performing   materially  below  expectations  and  the
investment risk has substantially  increased since  origination.  Most or all of the company's  covenants are out of compliance,  and payments are  substantially delinquent.  The  investment is not expected to provide a full  repayment of the amount invested.

   These  ratings are used to guide our strategy for adjusting our portfolio and as valuable input in assessing the value of our investments.

Valuation Process

   We value our portfolio in accordance with U.S. generally accepted  accounting principles  and  will  rely on  multiple  valuation  techniques,  reviewed  on a quarterly basis by our Board of Directors. Our Board of Directors will undertake a multi-step  valuation  process each quarter in connection with determining the fair value of our investments:

   • Our quarterly  valuation  process will begin with each portfolio company or investment  being  initially  valued  by  the  investment  professionals  of our
Advisor.  As part of this process,  materials will be prepared  containing their supporting analysis;

   • The  Investment  Committee  of our  Advisor  will  review  the  preliminary valuations,  and the investment  professionals  of our Advisor will consider and assess,  as  appropriate,  any changes  that may be required to the  preliminary valuation to address any comments  provided by the  Investment  Committee of our
Advisor;

   • The Board of  Directors  will  assess the  valuations  and will  ultimately determine the fair value of each investment in our portfolio in good faith; and

   • An  independent  valuation  firm  engaged  by us to  advise  our  Board  of
Directors will perform certain  limited  procedures that we will have identified and asked them to perform on a selection of these  valuations  as  determined by
us.

   We have retained Duff & Phelps, LLC, an independent valuation firm, to advise our Board of Directors and provide  third party  valuation  consulting  services which will  consist of certain  limited  procedures  that we will  identify  and request them to perform.  Upon  completion  of such limited  procedures,  Duff &
Phelps,  LLC  will  review  the  fair  value,  as  determined  by us,  of  those investments  subjected to their limited procedures,  and make a determination as to whether the fair value,  as  determined  by us, does or does not appear to be unreasonable.  The independent  valuation  firm's limited  procedures do not and will not involve an audit, review,  compilation or any other form of examination or  attestation  under  generally  accepted  auditing  standards.  Our  Board of
Directors  is  solely   responsible  for  determining  the  fair  value  of  the
investments in good faith. Duff & Phelps, LLC is not responsible for determining the fair value of any individual investment or portfolio of investments, nor are the limited  procedures  performed by Duff & Phelps,  LLC intended to be used to determine fair value of any  investment or portfolio of investment.  The limited procedures  performed by Duff & Phelps,  LLC are  supplementary to the inquiries and procedures that the Board of Directors is required to undertake to determine the fair value of the investments in good faith.

Determination of fair values involves  subjective  judgments and estimates.  The notes to our financial  statements will refer to the uncertainty with respect to the possible effects of such valuations,  and any change in such valuations,  on our financial statements.

Investment Policies

   We seek to  achieve  our  investment  objective  by  investing  primarily  in securities  of  privately  held  companies  and  publicly  traded MLPs and their affiliates that our Advisor  believes offer  attractive  distribution  rates and capital appreciation potential.

   The following are our fundamental  investment  limitations set forth in their entirety. We may not:

   (1) issue  senior  securities,  except as  permitted  by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

   (2) borrow  money, except as  permitted  by the 1940  Act and the  rules  and interpretive positions of the SEC thereunder;

   (3) make loans, except by the purchase of debt obligations,  by entering into repurchase  agreements  or through the lending of  portfolio  securities  and as otherwise permitted by the 1940 Act and the rules and interpretive  positions of the SEC thereunder;

   (4) invest 25% or more of our total assets in any particular industry, except that we will concentrate our assets in the group of industries  constituting the energy sector;

   (5) underwrite  securities issued by others, except to the extent that we may be  considered  an  underwriter  within  the  meaning  of  the  1933  Act in the disposition of restricted securities held in our portfolio;

   (6) purchase or sell real estate unless  acquired as a result of ownership of securities  or other  instruments,  except that we may invest in  securities  or other  instruments  backed by real estate or securities of companies that invest in real estate or interests therein; and

   (7)  purchase or sell  physical  commodities  unless  acquired as a result of ownership of  securities  or other  instruments,  except that we may purchase or sell options and futures  contracts or invest in securities or other instruments backed by physical commodities.

   We also have adopted the following nonfundamental policies:

    • Under  normal  circumstances,  we invest  at least  80% of our  total
      assets   (including  assets  obtained  through  leverage)  in  the  equity securities  of  companies  that derive a majority of their  revenues  from operations  in the  upstream  and  midstream  gas and oil  segments of the energy sector;

    • We may invest up to 100% of our total assets in the equity  securities  of companies that derive a majority of their revenues from  operations in the upstream segment of the energy sector;

    • We may  invest up to 100% of our total  assets  in  restricted  securities purchased  directly from issuers in the energy sector, all of which may be illiquid  securities  and all of which  may be issued  by  privately  held companies;

    • We may invest up to 100% of our total assets in the equity  securities  of
      MLPs (all of which are public  companies),  including MLPs in the upstream and midstream segments of the energy sector;

    • We may invest up to 50% of our total  assets in the equity  securities  of
      MLPs that  derive a majority  of their  revenues  from  operations  in the midstream segment of the energy sector;

    • We may invest up to 20% of our total  assets in the equity  securities  of other  companies  that exploit and produce  natural  resources  other than energy resources; and

    • We will not engage in short sales.

   As used for the purpose of each  nonfundamental  investment  policy, the term
"total  assets"  includes  assets to be obtained  through  leverage.  During the period in which we are  investing  the net  proceeds  of each  offering,  we may deviate  from our  investment  policies by  investing  substantially  all of the proceeds  initially  in MLPs  operating in the  midstream  segment of the energy sector.  Alternatively,  we may initially  invest the net proceeds in cash, cash equivalents,  securities  issued or  guaranteed  by the U.S.  Government  or its
instrumentalities   or   agencies,   high-quality,   short-term   money   market
instruments,  short-term  debt  securities,  certificates  of deposit,  bankers'
acceptances  and  other  bank  obligations,  commercial  paper or  other  liquid fixed-income securities.

   Our Board of  Directors  may change our  nonfundamental  investment  policies without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder  reports).  However, any change in the  policy of  investing  at least 80% of our total  assets  (including  assets obtained  through  leverage) in equity  securities  of  companies  that derive a majority of their revenues from operations in the upstream and midstream gas and oil  segments of the energy  sector  requires  at least 60 days'  prior  written notice to stockholders.  Unless otherwise stated, these investment  restrictions apply at the time of purchase,  and we will not be required to reduce a position due solely to market value fluctuations.

Investment Securities

   The types of securities in which we may invest  include,  but are not limited to, the following:

   Equity Securities of Privately Held Companies.  We may  invest a  significant portion of our portfolio in equity securities of privately held companies, which generally consist of common and preferred stock, limited liability company units and limited or general  partner  interests.  In addition,  we may also  purchase convertible  securities,  warrants and  depository  receipts of  privately  held companies organized as corporations,  limited liability companies and limited or general  partnerships.  Although equity securities have  historically  generated higher  average total returns than bonds over the long-term,  equity  securities also have  experienced  significantly  more  volatility in those returns and may under-perform  relative to bonds during  certain  periods.  An adverse event may depress the value of a particular  equity  security we hold.  These  investments will generally be subject to restrictions on resale and there will generally not be an established trading market for these investments. The illiquidity of these
investments  may  make  it  difficult  for  us  to  sell  such   investments  at
advantageous times and prices or in a timely manner.

   Equity Securities of MLPs. Consistent with our investment  objective,  we may invest up to 100% of our  total  assets  in  equity  securities  issued by MLPs, including  common units,  subordinated  units, and equity  securities  issued by affiliates of MLPs, including I-Shares and LLC common units.

 The table below  summarizes  the  features of these  securities,  and a further discussion of these securities follows:

                                      Common Units                       Subordinated Units
                           (for MLPs taxed as partnerships)(1)   (for MLPs taxed as partnerships)             I-Shares
                           -----------------------------------   --------------------------------   ----------------------------

Voting Rights............  Limited to certain significant        Same as common units               No direct MLP voting rights
                           decisions; no annual election of
                           directors

Dividend Priority........  First right to minimum quarterly      Second right to MQD; no            Equal in amount and priority
                           distribution ("MQD") specified in     arrearage rights                   to common units but paid in
                           partnership agreement; arrearage                                         additional I-Shares at current
                           rights                                                                   market value of I-Shares

Dividend Rate............  Minimum set in partnership            Equal in amount to common units;   Equal in amount to common units
                           agreement; participate pro rata with  participate pro rata with common subordinated after both MQDs are met  units above the MQD

Trading..................  Listed on NYSE, AMEX and NASDAQ       Not publicly traded                Listed on NYSE
                           Market
Federal Income Tax
Treatment................  Ordinary income to the extent of      Same as common units               Full distribution treated as
                           taxable income allocated to holder;                                      return of capital; since
                           return of capital on distributions                                       distribution is in shares,
                           to extent of holder's basis; excess                                      total basis is not reduced
                           distributions generally are capital
                           gain

Type of Investor.........  Retail and institutional; creates     Same as common units               Retail and institutional; does
                           unrelated business taxable income                                        not create UBTI; qualifying
                           ("UBTI") for certain tax-exempt                                          income for regulated
                           investors; regulated investment                                          investment companies
                           companies are limited to investing
                           25% of assets in MLPs

Liquidity Priority.......  Intended to receive return of all     Second right to return of          Same as common units (indirect
                           capital first                         capital; pro rata with common      right through I-Share issuer)
                                                                 units thereafter

Conversion Rights........  None                                  One-to-one ratio into common       None
                                                                 units

   MLP Common Units. MLP common units represent an equity ownership  interest in a partnership,  provide  limited voting rights and entitle the holder to a share of the company's  success  through  distributions  and/or capital  appreciation.
Unlike stockholders of a corporation,  common unitholders do not elect directors annually  and  generally  have the  right to vote  only on  certain  significant events,  such as a  merger,  a sale of  substantially  all of the  assets of the
company,   removal  of  the  general  partner  or  material  amendments  to  the partnership  agreement.  MLPs are required by their  partnership  agreements  to distribute  a large  percentage  of their  current  operating  earnings.  Common unitholders  generally have the first right to a MQD prior to  distributions  to the  subordinated  unitholders  or  the  general  partner  (including  incentive distributions). Common unitholders typically have arrearage rights if the MQD is not met. In the event of liquidation,  MLP common  unitholders have first rights to the partnership's remaining assets after bondholders, other debt holders, and preferred  unitholders  have  been paid in full.  MLP  common  units  trade on a national  securities  exchange or on the

----------------
(1) Some energy  companies  in which we may invest have been  organized as LLCs.
Such LLCs are  generally  treated in the same manner as MLPs for federal  income tax purposes.  Common units of LLCs have similar characteristics of those of MLP common  units,  except that LLC common units  typically  have voting rights with respect to the LLC and LLC common units held by  management  are not entitled to increased  percentages  of  cash  distributions  as  increased  levels  of  cash distributions  are  received by the LLC. The  characteristics  of LLCs and their common units are more fully discussed below.

over-the-counter  market.  Like  common  stock,  prices of MLP common  units are sensitive  to general  movements  in the stock  market,  and a drop in the stock market may depress the price of MLP common units to which we have exposure.

   Limited Liability Company Units. Some energy companies in which we may invest have been  organized  as LLCs.  Such LLCs are treated in the same manner as MLPs for federal income tax purposes.  Consistent  with its investment  objective and policies, we may invest in common units or other equity securities of such LLCs.
LLC common units represent an equity ownership interest in an LLC, entitling the holder to a share of the LLC's  success  through  distributions  and/or  capital appreciation.  Similar to MLPs,  LLCs typically do not pay federal income tax at the entity level and are required by their operating  agreements to distribute a large  percentage of their  earnings.  In contrast to MLPs, LLCs have no general partner,  and there are generally no incentives that entitle management or other unitholders to increased  percentages  of cash  distributions  as  distributions reach higher target levels. In addition,  LLC common unitholders  typically have voting  rights  with  respect to the LLC,  whereas MLP common  unitholders  have limited voting rights. LLC common  unitholders  generally have first rights to a
MQD prior to  distributions  to  subordinated  unitholders  and  typically  have arrearage  rights if the MQD is not met.  In the event of a  liquidation  of the
LLC,  LLC common  unitholders  have first rights to the LLC's  remaining  assets after  bondholders,  other debtholders and preferred  unitholders,  if any, have been paid in full. LLC common units may trade on a national  securities exchange or on the over-the-counter market.

   MLP Subordinated  Units. MLP subordinated  units are typically issued by MLPs to founders,  corporate  general partners of MLPs,  entities that sell assets to the MLPs, and institutional  investors. The purpose of the subordinated units is to increase the likelihood  that during the  subordination  period there will be available  cash to be  distributed  to common  unitholders.  Subordinated  units generally are not entitled to  distributions  until holders of common units have received specified MQDs, plus any arrearages, and may receive less distributions upon liquidation.  Subordinated unitholders generally are entitled to MQDs prior to the payment of incentive  distributions to the general partner,  but they are not entitled to arrearage rights.  Therefore, they generally entail greater risk than MLP common units. They are generally convertible  automatically into common units of the same issuer at a  one-to-one  ratio upon the passage of time and/or the satisfaction of certain financial tests. Subordinated units generally do not trade on a national securities exchange or on the  over-the-counter  market, and there is no active  market for  subordinated  units.  The value of a convertible security  is a function of its worth if  converted  into the  underlying  common units.  Subordinated  units  generally  have similar voting rights as MLP common units.  Distributions  may be  paid in cash or  in-kind.  MLPs  issue  different classes  of  subordinated  units that may have  different  voting,  trading  and distribution rights. We may invest in different classes of subordinated units.

   Equity  Securities  of MLP  Affiliates.  In addition to equity  securities of
MLPs, we may also invest in equity  securities of MLP affiliates,  by purchasing securities of limited  liability  entities that own general partner interests of
MLPs.  General  partner  interests  of MLPs are  typically  retained by an MLP's original sponsors, such as its founders,  corporate partners, entities that sell assets to the MLP and investors  such as the entities from which we may purchase general partner interests. An entity holding general partner interests,  but not its investors,  can be liable under certain  circumstances  for amounts  greater than the amount of the  entity's  investment  in the general  partner  interest.
General partner interests often confer direct board participation  rights and in many cases,  operating  control,  over the MLP. These  interests  themselves are generally not publicly  traded,  although  they may be owned by publicly  traded entities. General partner interests receive cash distributions,  typically 2% of the MLP's aggregate cash distributions,  which are contractually  defined in the partnership or limited  liability  company  agreement.  In addition,  holders of general partner interests typically hold incentive distribution rights ("IDRs"), which provide them with a larger share of the  aggregate MLP cash  distributions as the distributions to common  unitholders are increased to prescribed  levels.
General  partner  interests  generally  cannot be converted into common units. A general  partner  interest  can be  redeemed  by the MLP if the MLP  unitholders choose to remove the general  partner,  typically with a  supermajority  vote by common unitholders.

   MLP  I-Shares.  I-Shares  represent  an indirect  investment  in MLP I-units.
I-units are equity  securities  issued to an  affiliate  of an MLP,  typically a limited  liability  company,  that owns an interest in and manages the MLP.  The
I-Shares  issuer  has  management  rights  but  is  not  entitled  to  incentive distributions.  The I-Share issuer's assets consist  exclusively of MLP I-units.
Distributions  by MLPs to  I-unitholders  are  made  in the  form of  additional
I-units, generally equal in amount to the cash received by common unitholders of
MLPs.  Distributions  to  I-Share  holders  are made in the  form of  additional
I-Shares,  generally  equal in amount to the  I-units  received  by the  I-Share issuer. The issuer of the I-Shares is taxed as a corporation;  however,  the MLP does not allocate income or loss to the I-Share issuer.  Accordingly,  investors receive a Form 1099, are not allocated  their  proportionate  share of income of the MLPs and are not subject to state filing obligations.

   Restricted  Securities.  We may  invest  up to 100% of our  total  assets  in restricted  securities.  An issuer may be willing  to offer the  purchaser  more attractive  features  with  respect to  securities  issued in direct  placements because it has avoided the  expense and delay  involved in a public  offering of securities.  Adverse  conditions  in the  public  securities  markets  also  may preclude a public offering of securities.  MLP subordinated  units typically are purchased  in  private  placements  and do not  trade on a  national  securities exchange  or the  over-the-counter  market,  and there is no active  market  for
subordinated   units.  MLP  subordinated  units  typically  are  purchased  from affiliates of the issuer or other existing  holders of convertible  units rather than directly from the issuer.

   Restricted  securities obtained by means of direct placements are less liquid than  securities  traded in the open market because of

statutory  and  contractual   restrictions  on  resale.   Such  securities  are,
therefore,  unlike  securities that are traded in the open market,  which can be expected  to be  sold  immediately  if the  market  is  adequate.  This  lack of liquidity  creates special risks for us. However,  we could sell such securities in  private  transactions  with a  limited  number  of  purchasers  or in public offerings under the 1933 Act. MLP  subordinated  units generally also convert to publicly  traded  common units upon the passage of time and/or  satisfaction  of certain financial tests.

   Temporary  Investments and Defensive  Investments.  Pending investment of the net  proceeds  of each  offering  (which we expect  may take six to nine  months following the closing of each offering),  we may invest substantially all of the proceeds  initially  in MLPs  operating in the  midstream  segment of the energy sector. In addition,  we may initially invest the net offering proceeds in cash, cash equivalents,  securities issued or guaranteed by the U.S. Government or its
instrumentalities   or  agencies,   high   quality,   short-term   money  market
instruments,  short-term  debt  securities,  certificates  of deposit,  bankers'
acceptances  and  other  bank  obligations,  commercial  paper or  other  liquid fixed-income  securities  -- all of which are  expected to provide a lower yield than the  securities of MLPs and their  affiliates.  We may also invest in these instruments on a temporary  basis to meet working capital needs  including,  but not  limited  to,  holding a  reserve  pending  payment  of  distributions,  and facilitating the payment of expenses and settlement of trades.

   In addition,  and although inconsistent with our investment objective,  under adverse market or economic conditions, we may invest 100% of our total assets in these securities. The yield on these securities may be lower than the returns on securities  of MLPs or yields on lower  rated  fixed-income  securities.  To the extent we invest  in these  securities  on a  temporary  basis or for  defensive purposes, we may not achieve our investment objective.

Use of Leverage

   We may borrow money or issue debt securities  and/or preferred  stock,  which may be auction rate  securities,  to provide us with additional funds to invest.
The borrowing of money and the issuance of preferred  stock and debt  securities represent the  leveraging  of our common stock and create  risks.  We anticipate that any leverage will be in an amount that will  represent up to  approximately
33% of our total assets,  including the proceeds from such leverage. Our current leverage target is 25% of our total assets. However, we reserve the right at any time, if we believe that market  conditions  are  appropriate,  to use financial leverage to the extent  permitted by the 1940 Act (50% for  preferred  stock and
33.33%  for debt  securities).  We  generally  will not use  leverage  unless we believe that leverage  will serve the best  interests of our  stockholders.  The principal  factor used in making  this  determination  is whether the  potential return is likely to exceed  the cost of  leverage.  We do not  anticipate  using leverage where the estimated  costs of using such leverage and the on-going cost of servicing  the payment  obligations  on such  leverage  exceed the  estimated return on the proceeds of such leverage.  However,  in making the  determination whether  to use  leverage,  we must  rely on  estimates  of  leverage  costs and expected returns.  Actual costs of leverage vary over time depending on interest rates and other factors,  and actual returns vary depending on many factors. Our
Board of Directors  will also  consider  other  factors,  including  whether the current investment  opportunities will help us achieve our investment  objective and strategies.

   We may borrow up to an additional  5% of our total assets (not  including the amount so  borrowed)  for  temporary  purposes,  including  the  settlement  and clearance of securities  transactions,  which otherwise  might require  untimely dispositions of portfolio holdings.

   Leverage  creates a greater risk of loss, as well as potential for more gain, for our common shares than if leverage is not used.  Leverage capital would have complete  priority upon  distribution  of assets over common shares.  Our use of financial  leverage  will  require the  approval of our Board of  Directors.  We expect to invest the net  proceeds  derived from any use or issuance of leverage capital  according to the investment  objective and strategies  described in our confidential offering memorandum.  If shares of preferred stock are issued, they may pay adjustable rate dividends based on  shorter-term  interest rates,  which may be reset  periodically  by an auction  process.  The  adjustment  period for preferred  stock  dividends could be as short as one day or as long as a year or more. As long as our  portfolio is invested in securities  that provide a higher rate of return than the dividend rate or interest  rate of the leverage  capital after taking its related  expenses into  consideration,  the leverage will cause our common  stockholders  to receive a higher rate of income than if we were not leveraged.  Conversely,  if the return derived from such securities is less than the cost of leverage (including increased expenses to us), our total return will be less than if leverage had not been used, and therefore,  the amount available for distribution to our common stockholders will be reduced. In the latter case, our Advisor in its best  judgment  nevertheless  may  determine  to maintain our leveraged position if it expects that the benefits to our common stockholders of so doing will outweigh the current reduced return. There is no assurance that we will utilize leverage  capital or, if leverage  capital is utilized,  that those instruments  will be successful in enhancing the level of our total return.  The net asset  value  ("NAV") of our common  shares  will be reduced by the fees and issuance costs of any leverage capital. We do not intend to use leverage capital until the proceeds of each  offering are  substantially  invested in  accordance with our investment objective.

   There is no assurance that outstanding amounts we borrow may be prepayable by us prior to final  maturity  without  significant  penalty,  but  there  are not expected to be any sinking fund or mandatory retirement provisions.  Outstanding amounts would be payable at maturity or such earlier  times as we may agree.  We may be  required  to  prepay  outstanding  amounts  or incur a  penalty  rate of interest in the event of the occurrence of certain events of default.  We may be expected to indemnify our lenders,  particularly any banks,  against liabilities they may incur  related to their loan to us. We may also be  required  to secure any amounts borrowed from a bank by pledging our investments as collateral.

   Leverage  creates  risk  for  holders  of our common  shares,  including  the likelihood of greater volatility of our NAV and the value of our shares, and the risk of  fluctuations  in dividend rates or interest rates on leverage  capital, which  may  affect  the  return to the  holders  of our  common  shares or cause fluctuations in the distributions paid on our common shares. The fee paid to our
Advisor  will be  calculated  on the  basis  of our  Managed  Assets,  including proceeds from leverage capital. During periods in which we use leverage, the fee payable  to our  Advisor  will  be  higher  than  if we did  not  use  leverage.
Consequently,  we and our Advisor may have  differing  interests in  determining whether to leverage our assets.  Our Board of Directors  will monitor our use of leverage and this potential conflict.

   Under the 1940 Act, we are not  permitted  to issue  preferred  stock  unless immediately  after such issuance,  the value of our total assets  (including the proceeds of such issuance) less all liabilities and indebtedness not represented by senior  securities  is at least  equal to 200% of the total of the  aggregate amount  of  senior  securities  representing  indebtedness  plus  the  aggregate liquidation value of the outstanding preferred stock. Stated another way, we may not issue preferred stock that,  together with  outstanding  preferred stock and debt  securities,  has a  total  aggregate  liquidation  value  and  outstanding principal  amount of more than 50% of the amount of our total assets,  including the proceeds of such issuance, less liabilities and indebtedness not represented by senior  securities.  In  addition,  we are not  permitted to declare any cash dividend or other  distribution  on our common  stock,  or  purchase  any of our shares of common stock  (through  tender offers or  otherwise),  unless we would satisfy this 200% asset  coverage  after  deducting the amount of such dividend, distribution or share purchase price, as the case may be. We may, as a result of market  conditions  or  otherwise,  be required to purchase or redeem  preferred stock, or sell a portion of our investments when it may be disadvantageous to do so, in order to maintain the required asset coverage.  Common stockholders would bear the costs of issuing  preferred stock,  which may include offering expenses and the ongoing payment of dividends.  Under the 1940 Act, we may only issue one class of preferred stock.

   Under the 1940 Act, we are not  permitted to issue debt  securities  or incur other indebtedness constituting senior securities unless immediately thereafter, the value of our total assets (including the proceeds of the indebtedness)  less all liabilities  and  indebtedness  not  represented by senior  securities is at least  equal  to 300% of the  amount  of the  outstanding  indebtedness.  Stated another way, we may not issue debt securities in a principal amount of more than
33.33% of the amount of our total assets,  including the amount  borrowed,  less all liabilities and indebtedness not represented by senior  securities.  We also must  maintain  this 300%  asset  coverage  for as long as the  indebtedness  is outstanding.  The 1940 Act provides that we may not declare any cash dividend or other  distribution on common or preferred  stock, or purchase any of our shares of stock (through tender offers or otherwise), unless we would satisfy this 300%
asset coverage after deducting the amount of the dividend, other distribution or share purchase price, as the case may be. If the asset coverage for indebtedness declines to less than 300% as a result of market  fluctuations or otherwise,  we may be required to redeem debt securities,  or sell a portion of our investments when it may be  disadvantageous  to do so. Under the 1940 Act, we may only issue one class of senior securities representing indebtedness.

Hedging Transactions

   In an attempt to reduce the interest  rate risk arising from our  potentially leveraged  capital  structure,  we may use interest  rate  transactions  such as swaps,  caps and floors.  There is no assurance  that any interest  rate hedging transactions  into which we enter will be  effective in reducing our exposure to interest rate risk. Hedging  transactions are subject to correlation risk, which is the risk that payment on hedging  transactions may not correlate exactly with payment obligations on senior securities.  The use of interest rate transactions is a highly specialized  activity that involves investment  techniques and risks different from those associated with ordinary portfolio  security  transactions.
In an  interest  rate  swap,  we would  agree to pay to the  other  party to the interest  rate swap  (known  as the  "counterparty")  a fixed  rate  payment  in exchange  for the  counterparty  agreeing to pay to us a variable  rate  payment intended to  approximate  our variable  rate payment  obligation on any variable rate borrowings.  The payment  obligations would be based on the notional amount of the swap. In an interest rate cap, we would pay a premium to the counterparty up to the interest  rate cap and, to the extent that a specified  variable  rate index  exceeds a  predetermined  fixed rate of interest,  would receive from the counterparty  payments equal to the difference  based on the notional  amount of such cap. In an interest  rate  floor,  we would be entitled to receive,  to the extent  that a  specified  index  falls  below a  predetermined  interest  rate, payments of interest on a notional  principal  amount from the party selling the interest rate floor.  Depending on the state of interest  rates in general,  our use of interest  rate  transactions  could  affect our ability to make  required interest  payments on any outstanding debt securities or preferred stock. To the extent  there is a decline in interest  rates,  the value of the  interest  rate transactions could decline.  If the counterparty to an interest rate transaction defaults,  we would not be able to use the  anticipated  net receipts  under the interest rate  transaction to offset our cost of financial  leverage.  See "Item
8.3 Risk Factors."

                                       10

Item 8.3.   Risk Factors

Risks Related to Our Operations

We are a new company with a limited operating history.

   We were  incorporated  in Maryland on May 22,  2007 and are  registered  as a non-diversified, closed-end management investment company under the 1940 Act. We are subject to all of the business risks and  uncertainties  associated with any new  business,  including  the risk  that we will  not  achieve  our  investment objective and that the value of an investment in our common shares could decline substantially.

Our  Advisor  serves as  investment  advisor  to other  funds,  which may create conflicts of interest not in the best interest of us or our stockholders.

   Our  Advisor  was formed in  October  2002 to  provide  portfolio  management services to  institutional  and high-net worth  investors  seeking  professional management of their MLP investments.  Our Advisor has been managing  investments in portfolios of MLP investments  since that time,  including  management of the investments of Tortoise Energy Infrastructure Corporation ("TYG") since February
2004, Tortoise Energy Capital Corporation ("TYY") since May 2005, Tortoise North
American  Energy  Corporation  ("TYN")  since  October  2005,  Tortoise  Capital
Resources  Corporation  ("TTO") since  December  2005, and Tortoise Total Return
Fund,  LLC  ("TTRF")  since June 2007 and us since  July 2007.  TYG is the first publicly traded,  closed-end  management investment company focused primarily on investing in MLPs in the midstream segment of the energy infrastructure  sector.
TYY is a publicly  traded,  closed-end  management  investment  company  focused primarily  on  investing  in  MLPs  in  the  midstream  segment  of  the  energy
infrastructure   sector.  TYN  is  a  publicly  traded,   closed-end  management
investment  company  focused  primarily on investing in publicly traded Canadian upstream royalty trusts and midstream and downstream income trusts, and publicly traded U.S. MLPs. TTO is a publicly  traded,  closed-end  management  investment company focused  primarily on investments in privately held and micro-cap public companies  operating in the midstream and downstream  segments,  and to a lesser extent the upstream  segment of the U.S.  energy sector,  that has elected to be regulated  as a BDC under the 1940 Act.  TTRF is a  privately  held,  closed-end management  investment  company targeted at institutional  investors and focused primarily  on  investing  in  MLPs  in  the  midstream  segment  of  the  energy infrastructure  sector. Our investments and those of TYG, TYY, TYN, TTO and TTRF are managed by our  Advisor's  investment  committee.  We share many of the same officers as TYG, TYY, TYN, TTO and TTRF.

We are dependent upon our Advisor's key personnel for our future success.

   Our  Advisor  has  28  full-time  employees.  We  depend  on  the  diligence, expertise,  and business  relationships of the senior management of our Advisor.
Our Advisor's senior investment  professionals  and senior management  evaluate, negotiate (if necessary),  structure,  close, and monitor our  investments.  Our future  success will depend on the  continued  service of the senior  management team of our  Advisor.  The  departure  of one or more of the  senior  investment professionals  of our Advisor,  particularly  Zachary Hamel,  Terry Matlack,  Ed
Russell,  David Schulte or Rob Thummel,  could have a material adverse effect on our ability to achieve our investment objective and, therefore, the value of our common shares. All of these employees of our Advisor devote significant  amounts of their time to non-Company  related  activities of our Advisor.  To the extent these  employees are unable to, or do not,  devote  sufficient  amounts of their time and energy to our affairs,  our performance may be adversely  affected.  In addition,  to the extent that our assets  continue to grow, our Advisor may have to hire additional  personnel,  and to the extent it is unable to hire qualified individuals, our growth may be adversely affected.

We may invest all of our assets in restricted securities that are illiquid.

   We intend to invest a significant  portion of our  portfolio,  and may invest
100% of our portfolio, in restricted securities.  Restricted securities are less liquid  than  securities  traded in the open  market  because of  statutory  and contractual  restrictions  on resale.  Such securities  are,  therefore,  unlike securities that are traded in the open market,  which can be expected to be sold immediately if the market is adequate.  The illiquidity of these investments may make it difficult  for us to sell such  investments  at  advantageous  times and prices or in a timely manner. In addition,  if for any reason we are required to
liquidate  all  or  a  portion  of  our  portfolio   quickly,   we  may  realize
significantly  less  than the value at which we  previously  have  recorded  our investments.  To enable us to sell our  holdings of a  restricted  security  not registered  under  the 1933 Act,  we may have to cause  those  securities  to be registered.  The  expenses  of  registering  restricted  securities  may  not be determined at the time we buy the securities.  When we must arrange registration because we wish to sell the security,  a considerable  period may elapse between the time the  decision is made to sell the security and the time the security is registered  so that we could  sell it. We would  bear the risks of any  downward price fluctuation during that period.

                                       11

When we  invest in  securities  of  private  companies  there  will be a lack of available  information  about those  companies,  which may make it  difficult to evaluate our investments.

   Little  public  information  exists about private  companies,  and we will be required to rely on the ability of our Advisor to obtain adequate information to evaluate  the  potential  risks  and  returns  involved  in  investing  in these companies.  For  example,  privately  held  companies  are  not  subject  to SEC reporting requirements, are not required to maintain their accounting records in accordance  with U.S.  generally  accepted  accounting  principles,  and are not required to maintain  effective internal controls over financial  reporting.  If our Advisor is unable to obtain all material  information about these companies, including the relevant operational,  regulatory,  environmental,  litigation and managerial risks, our Advisor may not make a fully-informed investment decision, and we may  lose  some or all of the  money  invested  in  these  companies.  In addition,  our Advisor may  inaccurately  value the prospects of an  investment, causing us to overpay for such investment and fail to obtain an expected return.

Up to 100% of our  portfolio  investments  may be  recorded  at  fair  value  as determined  in good faith by our Board of Directors.  As a result,  there is and will continue to be uncertainty as to the value of our portfolio investments.

     Up to 100% of our investments may be in the form of securities that are not publicly  traded.  The  fair  value  of  these  investments  may not be  readily determinable. For example, market prices generally will not be available for MLP subordinated  units or  securities of private  companies,  and the value of such investments ordinarily will be determined based on fair valuations determined by our Advisor pursuant to procedures adopted by our Board of Directors. Similarly, the value of common units acquired through direct  placements,  because of their restricted nature, will be based on fair value determinations that are generally based on a discount from publicly  available market prices.  We will value these investments  quarterly  at fair value  as  solely  determined  in good  faith by our Board of  Directors.  We have retained  Duff & Phelps,  LLC, an  independent valuation  firm,  to advise  our Board of  Directors  and  provide  third  party valuation  consulting  services which will consist of certain limited procedures that we will  identify  and request  them to perform.  Upon  completion  of such limited procedures, Duff & Phelps, LLC will review the fair value, as determined by us, of those investments  subjected to their limited  procedures,  and make a determination  as to whether the fair value,  as  determined by us, does or does not  appear  to  be  unreasonable.  The  independent  valuation  firm's  limited procedures will not involve an audit,  review,  compilation or any other form of examination or attestation under U.S. generally accepted auditing standards. Our
Board of Directors is solely  responsible  for determining the fair value of the investments  in good  faith.  Duff &  Phelps,  LLC will not be  responsible  for determining  the  fair  value  of any  individual  investment  or  portfolio  of investments,  nor are the limited  procedures  to be performed by Duff & Phelps,
LLC intended to be used to determine  fair value of any  investment or portfolio of investment.  The limited procedures to be performed by Duff & Phelps, LLC are supplementary  to the  inquiries and  procedures  that the Board of Directors is required to  undertake to determine  the fair value of the  investments  in good faith.

     The types of factors  that may be  considered  in fair value  pricing of an investment  include  the  nature and  realizable  value of any  collateral,  the portfolio company's earnings and ability to make payments,  the markets in which the portfolio  company does business,  comparison to publicly traded  companies, discounted  cash flow and other relevant  factors.  Because such  valuations are inherently  uncertain,  our  determinations  of fair value may differ materially from the values that would have been used if a ready market for these securities existed.  As a result,  we may not be able to dispose of our holdings at a price equal to or greater than the determined fair value,  which could have a negative impact on our NAV.  Restrictions on resale or the absence of a liquid  secondary market may adversely  affect our ability to determine our NAV. The sale price of securities that are not readily  marketable may be lower or higher than our most recent  determination  of their  fair  value.  In  addition,  the value of these securities  typically requires more reliance on the judgment of our Advisor than that required for securities for which there is an active trading market.

     Fair value is defined  as the amount for which  assets  could be sold in an orderly  disposition over a reasonable  period of time,  taking into account the nature of the asset. Fair value pricing,  however,  involves  judgments that are inherently  subjective and inexact,  because fair valuation  procedures are used only when it is not  possible to be sure what value  should be  attributed  to a particular  security or when an event will affect the market price of a security and to what  extent.  As a result,  there can be no  assurance  that fair  value pricing will reflect actual market value, and it is possible that the fair value determined  for a  security  will be  materially  different  from the value that actually could be, or is, realized upon the sale of that asset.

Our quarterly results may fluctuate.

   We could experience  fluctuations in our quarterly operating results due to a number of factors,  including  the return on our  investments,  the level of our expenses,  variations  in and the  timing of the  recognition  of  realized  and unrealized gains or losses, the degree to which we encounter  competition in our markets and general economic conditions.  As a result of these factors,  results for any period should not be relied upon as being  indicative of  performance in future periods.

                                       12

Our use of leverage would increase the risk of loss from investing in us.

   Our  use  of  leverage  through  borrowings  or  the  issuance  of  preferred securities or debt securities, and any other transactions involving indebtedness
(other than for temporary or emergency  purposes)  would be  considered  "senior securities"  for purposes of the 1940 Act. We anticipate  that any leverage will be in an amount that will represent up to 33% of our total assets, including the proceeds  of such  leverage.  Our  current leverage  target  is 25% of our total assets.  Leverage is a speculative  technique  that may adversely  affect common stockholders.  If the return on securities acquired with borrowed funds or other leverage proceeds does not exceed the cost of the leverage,  the use of leverage could  cause  us to  lose  money.  Successful  use of  leverage  depends  on our
Advisor's  ability  to  predict  or hedge  correctly  interest  rates and market movements,  and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used. Because the fee paid to our
Advisor  will be  calculated  on the  basis of  Managed  Assets,  the fees  will increase when  leverage is utilized,  giving our Advisor an incentive to utilize leverage.

   Lenders from whom we may borrow money or holders of our debt  securities will have fixed  dollar  claims on our assets that are  superior to the claims of our common stockholders,  and we may grant a security interest in our assets when we undertake  leverage.  In the case of a liquidation  event, those lenders or note holders would receive proceeds before our common stockholders.

   Any future issuance of senior  securities will involve offering  expenses and other costs,  including  interest payments and higher fees to our Advisor,  that are borne indirectly by our common  stockholders and could reduce the NAV of our common  shares.  Fluctuations  in  interest  rates  could  increase  interest or dividend  payments on our senior  securities and could reduce cash available for distributions to our common stockholders.  Increased operating costs,  including the financing costs associated with any leverage, may reduce our total return to common stockholders.

   The 1940 Act  and/or  the  rating  agency  guidelines  applicable  to  senior securities  impose asset coverage  requirements,  dividend  limitations,  voting right requirements (in the case of senior equity  securities),  and restrictions on our portfolio  composition and our use of certain  investment  techniques and strategies.  The terms of any senior  securities or other  borrowings may impose additional  requirements,  restrictions  and limitations that are more stringent than those currently  required by the 1940 Act, and the guidelines of the rating agencies that rate outstanding senior securities. These requirements may have an adverse  effect on us and may affect our ability to pay  dividends on our common shares.  To the extent  necessary,  we intend to redeem our senior securities to maintain the  required  asset  coverage.  Doing so may require that we liquidate portfolio  securities  at a time when it would not  otherwise be desirable to do
so. See "Item 8.2 Investment Objective and Policies - Use of Leverage."

We may be unable to, or may incorrectly,  hedge the interest rate risk resulting from our potential leverage.

   We may in the future use interest  rate  transactions,  for hedging  purposes only,  in an attempt to reduce the interest rate risk arising from our potential leveraged  capital  structure.  There is no  assurance  that any  interest  rate hedging  transactions  into which we enter will be  effective  in  reducing  our exposure to interest rate risk. Hedging  transactions are subject to correlation risk,  which is the risk that payment on hedging  transactions may not correlate
exactly  with  payment   obligations   on  senior   securities.   Interest  rate
transactions  that we may use for  hedging  purposes  will  expose us to certain risks  that  differ  from the  risks  associated  with our  portfolio  holdings.
Economic  costs of hedging are  reflected  in the price of interest  rate swaps, floors,  caps and  similar  techniques,  the costs of which can be  significant, particularly when long-term  interest rates are  substantially  above short-term interest rates. In addition, our success in using hedging instruments is subject to our Advisor's  ability to predict  correctly  changes in the relationships of such hedging  instruments  to our leverage  risk,  and there can be no assurance that our Advisor's judgment in this respect will be accurate.  Consequently, the use of hedging transactions might result in reduced overall performance, whether or not adjusted for risk, than if we had not engaged in such transactions.

   Depending on the state of interest rates in general, our use of interest rate transactions  could enhance or decrease the cash  available to us for payment of distributions, dividends or interest, as the case may be. To the extent there is a decline in  interest  rates,  the value of  interest  rate swaps or caps could decline and result in a decline in the NAV of our common shares. In addition, if the counterparty to an interest rate transactions defaults, we would not be able to use the  anticipated  net  receipts  under the  interest  rate swap or cap to offset our cost of financial leverage.

We compete with a number of other prospective investors for desirable investment opportunities.

   There are a number of  alternatives  to us as vehicles  for  investment  in a portfolio of privately  held companies and MLPs and their  affiliates  operating primarily in the energy sector,  including publicly traded investment  companies and private equity funds. In addition, recent tax law changes have increased the ability  of RICs or other  institutions  to  invest in MLPs.  These  competitive conditions may adversely  impact our ability to meet our  investment  objective, which in turn could  adversely  impact our ability to make  interest or dividend payments on any  securities  we may issue.  Some of our  competitors  may have a lower cost for borrowing  funds than us, greater  access to funding  sources not available to us, or a less stringent set of regulatory constraints than apply to
us.

                                       13

Some of the  publicly  traded  equity  securities  in which we  invest  may have limited trading volumes.

   Although common units of MLPs trade on the NYSE, AMEX, and the NASDAQ Market, certain MLP securities and securities of other  companies in which we may invest may trade less frequently than those of larger companies that have larger market capitalizations.  In the event certain MLP securities experience limited trading volumes,  the  prices of such MLP  securities  may  display  abrupt  or  erratic movements at times. In addition, it may be more difficult for us to buy and sell significant  amounts  of  such  securities  without  an  unfavorable  impact  on prevailing market prices. As a result, these securities may be difficult to sell at a fair  price  at  the  times  when  we  believe  it is  desirable  to do so.
Investment of our capital in securities  that are less actively  traded (or over time  experience  decreased  trading  volume) may  restrict  our ability to take advantage of other market  opportunities or to sell those securities.  This also may affect adversely our ability to make required  interest payments on our debt securities  and  dividends  on  any of  our  preferred  stock,  to  redeem  such securities, or to meet asset coverage requirements.

Our portfolio may be concentrated in a limited number of companies.

   We are  registered as a  non-diversified,  closed-end  management  investment company  under the 1940 Act and are treated as a  corporation  and not a RIC for federal income tax purposes.  Accordingly,  there are no regulatory limits under the 1940 Act or the Code on the number or size of securities  that we hold,  and we may invest more assets in fewer issuers  compared to a  diversified  fund. An inherent risk associated with the resulting investment  concentration is that we may be  adversely  affected  if one or two of our  investments  perform  poorly.
Financial  difficulty on the part of any single portfolio company will expose us to a  greater  risk of loss  than  would be the case if we were a  "diversified"
company holding numerous  investments.  In addition,  to the extent we invest in
MLPs we will have a relatively small pool of issuers from which to select. There currently are over 60 companies  organized as energy and natural resources MLPs, seven of which are in the  upstream  segment  of the energy  sector,  and only a small number of those companies may meet our investment  objective.  The MLPs in which we invest will thus constitute a relatively small number of issuers.

We may invest in companies with small- or medium-sized  market  capitalizations, which present some particular investment risks.

   Companies with small- or medium-sized market capitalizations may have limited operations,  as well as shorter operating histories, less experienced management and more limited financial resources than larger energy companies,  and they may be more vulnerable to adverse general market or economic developments. Stocks of these energy  companies may be less liquid than those of larger energy companies and may experience greater price  fluctuations than larger energy companies.  In addition,  small-cap or mid-cap company securities may not be widely followed by investors, which may result in reduced demand.

Our equity investments may not meet our performance  expectations or may decline in value.

   We expect to  distribute  substantially  all of our  distributable  cash flow
("DCF") to holders of common stock through quarterly distributions. Our Board of
Directors adopted a policy to target  distributions to common stockholders in an amount  of at least  95% of our DCF on an  annual  basis.  We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase  the amount of these  distributions  from time to time.  In addition,  the 1940 Act may limit our ability to make  distributions  in certain circumstances.  Restrictions and provisions in any future credit  facilities and debt  securities  may also limit our  ability to make  distributions.  We cannot assure you that you will receive  distributions at a particular level or at all.
The equity  securities  in which we invest may not  appreciate or may decline in value. Any gains that we do realize on the disposition of any equity  securities may not be  sufficient  to offset  losses  on other  securities.  A  significant decline in the value of the equity  securities in which we invest may negatively impact our ability to pay distributions.

When we become a minority  equity  investor in a company,  we may not be able to control that company.

   When we make minority equity investments, we will be subject to the risk that a portfolio  company may make business  decisions with which we may disagree and that the stockholders and management of such company may take risks or otherwise act in ways that do not serve our interests.  As a result, a company in which we invest may make decisions that could decrease the value of our investment in the securities of that company and, consequently the value of our common shares.

Legal and regulatory changes could occur that may adversely affect us.

   The regulatory  environment for closed-end companies is evolving, and changes in the regulation of closed-end  companies may adversely affect the value of our investments,  our ability to obtain the leverage that we might otherwise obtain, or to pursue our trading  strategy.  In  addition,  the  securities  markets are subject to comprehensive statutes and regulations. The SEC, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions  in the event of  market  emergencies.  The  regulation  of  derivatives transactions  and funds that engage in such  transactions is an evolving area of law and is subject to

                                       14

modification  by  governmental  and  judicial  action.  The effect of any future regulatory change on us could be substantial and adverse.

Our Advisor will have conflicts of interest, which may permit it to favor its or our affiliates' interests to the detriment of us and our stockholders.

   Conflicts  of interest  may arise  because  our  Advisor  and its  affiliates generally  will be  carrying  on  substantial  investment  activities  for other clients  in which we will  have no  interest.  Our  Advisor  may have  financial incentives to favor  certain of such  accounts  over us. Any of its  proprietary accounts and other  customer  accounts may compete with us for specific  trades.
Our  Advisor may buy or sell  securities  for us which  differ  from  securities bought or sold for other  accounts  and  customers,  although  their  investment objectives  and  policies may be similar to ours.  Situations  may occur when we could be  disadvantaged  because of the investment  activities  conducted by our
Advisor for its other  accounts.  Such  situations  may be based on, among other things,  legal or internal  restrictions  on the combined size of positions that may be taken for us and the other  accounts,  thereby  limiting  the size of our position,  or the  difficulty of  liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position.

   Our investment opportunities may be limited by affiliations of our Advisor or its affiliates  with energy  companies.  In addition,  to the extent our Advisor sources,  contemplates,  structures,  or makes  private  investments  in  energy companies,  certain employees of our Advisor may become aware of actions planned by energy  companies,  such as  acquisitions,  that may not be  announced to the public.  It is possible that we could be precluded  from  investing in an energy company about which our Advisor has material nonpublic information.

   Our investment  opportunities  may be limited by investment  opportunities in the energy  companies that our Advisor is evaluating  for other clients.  To the extent  a  potential  investment  is  appropriate  for us and one or more  other clients,  our Advisor will need to fairly  allocate that investment to us or the other client, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. There may occur an attractive limited investment  opportunity  suitable  for us in which we  cannot  invest  under the particular allocation method being used for that investment.

   Under the 1940 Act, we and our affiliated  companies are generally  precluded from  co-investing  in negotiated  private  placements of securities.  Except as permitted by law, our Advisor will not  co-invest its other  clients'  assets in negotiated  private  transactions  in  which we  invest.  To the  extent  we are precluded  from  co-investing,  our Advisor  will  allocate  private  investment opportunities  among  its  clients,  including  but  not  limited  to us and our affiliated  companies,  based on  allocation  policies  that take  into  account several suitability factors,  including the size of the investment  opportunity, the amount each client has available for investment and the client's  investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to us.

   Our  Advisor  will have  conflicts  relating to its fee.  First,  our Advisor receives a higher fee for our investments in non-exchange  tradable investments.
Accordingly,  our Advisor  will have an  incentive  to invest our assets in such investments, and an incentive to structure those investments in a way that could prolong the period of time that an investment is characterized as a non-exchange tradable  investment.  Either such result  could be to the  disadvantage  of the holders of our common shares. Second, a significant percentage of our assets may be  illiquid  securities  acquired  in  private  transactions  for which  market quotations  will not be readily  available.  Although  our  Advisor  has adopted valuation  procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value,  there typically is a range of possible prices that may be established for each individual  security.  Senior management of our Advisor and our Board of Directors  will  participate in the valuation of its securities,  and those  valuation  decisions will impact the fee paid to our
Advisor.

Risks Related to Investing in the Energy Sector

Our portfolio will be concentrated in the upstream segment of the energy sector, subjecting us to unique risks.

   We seek to invest in a portfolio  consisting of securities of privately  held companies and MLPs and their affiliates  primarily in the upstream segment,  and to a lesser extent the midstream segment,  of the energy sector.  Because we are specifically focused on the energy sector,  investments in our common shares may present more risks than if we were broadly diversified over other sectors of the economy.  Therefore, a downturn in the energy sector may have a larger impact on us than on an investment  company that does not concentrate in one sector of the economy.  At times,  the  performance  of  securities of companies in the energy sector may lag the  performance  of  securities of companies in other sectors of the economy.  Risks inherent in companies  operating in the upstream  segment of the energy sector include the following:

   Supply and Demand  Risk.  A  sustained  decline in the price of or demand for crude oil,  natural  gas,  refined  petroleum  products or coal could  adversely affect revenues and cash flows of entities that operate in the upstream  segment of the energy  sector.  Factors that could lead to a decrease in the price of or demand for  natural  resources  and that are  generally  beyond  the  control of entities in which we will invest  include  such  factors  as: the  domestic  and foreign  supply of, and demand  for,  crude oil and  natural  gas;  the price of

                                       15

imports of crude oil and  natural  gas;  overall  domestic  and global  economic
conditions;   political  and  economic  conditions  in  other  natural  resource producing countries,  including embargos and continued hostilities in the Middle
East and sustained  military  campaigns  and acts of terrorism or sabotage;  the ability  of members of OPEC to agree to and  maintain  oil price and  production controls;  the level of consumer product demand;  weather conditions  (including weather  conditions  in the Gulf of  Mexico);  the  impact  of the  U.S.  dollar exchange  rates on  natural  resources  prices;  the price and  availability  of alternative  fuels; and higher taxes or other  regulatory  actions that increase costs, or shift consumer demand, for such products. Demand may also be adversely affected by consumer  sentiment  with respect to global  warming and by state or federal legislation intended to promote the use of alternative energy sources.

   Lower prices for natural resources not only decreases the revenue of entities that operate in the upstream segment of the energy sector,  but also reduces the amount  of  natural  resources  that can be  produced  economically.  Production declines  could be caused by  various  factors,  including  catastrophic  events affecting  production,  depletion of resources,  labor  difficulties,  political
events,  OPEC  actions,   environmental   proceedings,   increased  regulations,
equipment  failures  and  unexpected  maintenance  problems,  failure  to obtain necessary permits,  unscheduled outages,  unanticipated  expenses,  inability to
successfully   carry  out  new  construction  or  acquisitions,   import  supply
disruption,  increased  competition  from  alternative  energy  sources,  and an overall decline in demand for such natural resources.  Furthermore,  substantial decreases  in the prices of natural  resources  could  cause the  production  of natural resources to become  uneconomic.  As a result,  the entities in which we invest may have to substantially reduce their estimated proved reserves. If this occurs,  or if estimates of development  costs  increase,  or natural  resources production by these companies diminishes, they may experience impairment charges that could have a material  adverse  effect on their results of  operations  and ability to subsequently borrow funds.

   Reserve  Risk.  Energy  company  estimates of natural  resource  reserves are projections based on engineering data, projected future rates of production, and the timing of future  expenditures.  Estimates of proved  reserves and projected future net revenue from such  reserves are generally  based on internal  reserve reports  and  on  the  reports  of  independent  petroleum  engineers.  However, estimated  reserves of natural  resources are based on many assumptions that may prove inaccurate.  Crude oil, natural gas, and coal reserve engineering requires subjective  estimates of underground  accumulations  and assumptions  concerning future prices,  production  levels,  and operating and  development  costs. As a
result,   estimated  quantities  of  proved  reserves,   projections  of  future
production  rates,  and the  timing  of  related  expenditures  may  prove to be inaccurate.  Any material  negative  inaccuracies in these reserve  estimates or underlying  assumptions  could  materially lower the present value of the energy production companies in the upstream segment in which we may invest.

   Commodity Price Risk. The operations, cash flows and financial performance of energy companies may be directly affected by energy commodity prices, especially those energy companies owning the underlying energy commodity.  Commodity prices fluctuate for several reasons,  including  changes in global and domestic market and  economic  conditions,  the impact of weather on demand,  levels of domestic production and imported commodities,  energy conservation,  domestic and foreign
governmental  regulation,  political  instability,   conservation  efforts,  and
taxation and the availability of local, intrastate and interstate transportation systems.  Volatility  of  commodity  prices,  that  may lead to a  reduction  in production  or supply,  may also  negatively  impact the  performance  of energy companies that are solely involved in the transportation,  processing,  storing, distribution  or marketing of  commodities.  Volatility of commodity  prices may also make it more difficult for energy  companies to raise capital to the extent the market  perceives that their  performance may be directly or indirectly tied to commodity  prices.  Historically,  energy commodity prices have been cyclical and exhibited significant volatility. The prices of energy companies' securities can be  adversely  affected by market  perceptions  that their  performance  and distributions or dividends are directly tied to commodity prices.

   Depletion  Risk.  A  portion  of any one  upstream  company's  assets  may be dedicated  to  crude  oil,  natural  gas  reserves,  or other  commodities  that naturally deplete over time, which could have a materially adverse impact on the company's  ability to make  distributions.  To maintain or grow their  revenues, upstream companies need to maintain or expand their reserves through exploration of new sources of supply,  through the development of existing sources,  through acquisitions, or through long-term contracts to acquire reserves. Often upstream companies depend upon exploration and development activities by third parties to replenish reserves,  but if the upstream companies in which we invest are unable to develop, find, or acquire additional reserves to replace depleted reserves of natural  resources,  that would adversely  affect their business.  A significant slowdown  in  the  identification  or  availability  of  reasonably  priced  and accessible  proved natural  resources  reserves for these companies could reduce the growth rate of the cash flows that we receive from them.

   Regulatory  Risk. The  profitability of entities that operate in the upstream segment of the  energy  sector  could be  adversely  affected  by changes in the regulatory environment.  Most of such companies' assets are heavily regulated by federal  and state  governments  in  diverse  matters,  such as the way in which certain  assets are  constructed,  maintained  and  operated  and the prices the companies may charge for their services. Such regulation can change over time in scope and magnitude. For example, a particular byproduct of an energy production process  may be  declared  hazardous  by a  regulatory  agency and  unexpectedly increase production costs.  Moreover,  many state and federal environmental laws provide  for  civil  as well  as  regulatory  remediation,  thus  adding  to the potential exposure the companies may face.

                                       16

   Operating Risk. Energy companies engaged in the development and production of oil and natural gas face operating risks, including the risk of fire, explosion, blow-out,  pipe  failure,  abnormally  pressured  formations  and  environmental hazards.  Environmental hazards include oil spills, gas leaks, pipeline ruptures and discharges of toxic gases.  If any of these  operating risks occur, it could cause substantial losses to the energy company. Substantial losses may be caused by personal injury or loss of life; severe damage to or destruction of property, natural  resources  and  equipment;  pollution  or other  environmental  damage;
clean-up   responsibilities;   regulatory   investigation;   and  penalties  and
suspension of operations,  which may result in the  curtailment or suspension of their related operations. In accordance with industry practice, energy companies generally  maintain  insurance against some, but not all, of the risks described above, and this insurance may not be adequate to cover losses or liabilities.

   Other.  Upstream coal production  companies are subject to demand variability based on favorable weather conditions, the strength of the domestic economy, the level of coal  stockpiles in the customer  base, and the general level of prices of competing sources of fuel for electric  generation.  They also are subject to supply variability based on the geological  conditions that reduce  productivity
of  mining  operations,   regulatory  permits  for  mining  activities  and  the
availability  of coal that meets Clean Air Act standards.  Demand and prices for coal may also be impacted  by current  and  proposed  laws,  regulations  and/or trends  at the  federal,  state or local  levels,  that  impose  limitations  on chemical  emissions from coal-fired  power plants and other coal end-users.  Any such  limitations  may  reduce  the demand  for coal  produced,  transported  or delivered by coal companies.

Entities  doing  business  in the  midstream  segment of the  energy  sector are subject to additional risks.

   Companies  operating in the  midstream  segment of the energy sector also are subject to  additional  risks  specific to the  industry in which they  operate, including the following:

   Price  Volatility  and Production  Risk.  The volatility of energy  commodity prices can  indirectly  affect  certain  entities  that operate in the midstream segment  of the  energy  sector  due to the  impact of  prices on the  volume of commodities transported,  processed,  stored or distributed.  Most such entities are not subject to direct  commodity price exposure  because they do not own the underlying energy commodity.  While most of the midstream  companies in which we will invest will not own the underlying energy commodity,  our Advisor will seek to invest in companies  that are able to mitigate or manage  direct  exposure to commodity  price  levels.  Nonetheless,  the  price of every  midstream  company security can be adversely affected by the perception that the performance of all such entities is directly tied to commodity prices.

   The  profitability  of entities that operate in the midstream  segment of the energy sector,  particularly processing and pipeline entities, may be materially impacted by the volume of natural gas or other energy commodities  available for transporting, processing, storing or distributing. A significant decrease in the production  of natural  gas,  oil,  coal or other energy  commodities,  due to a decline in  production  from  existing  facilities,  import  supply  disruption, depressed  commodity  prices or  otherwise,  would reduce  revenue and operating income of such entities.

   Pipeline  Company  Risk.  Midstream  pipeline  companies  are subject to many risks,  including varying demand for crude oil, natural gas, natural gas liquids or  refined  products  in the  markets  served by the  pipeline;  changes in the availability of products for gathering,  transportation,  processing or sale due to natural  declines in reserves and  production in the supply areas serviced by the companies'  facilities;  sharp  decreases in crude oil or natural gas prices that cause  producers  to curtail  production  or reduce  capital  spending  for exploration activities; and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors.  Midstream pipeline companies are subject to regulation by the
Federal Energy Regulatory Commission ("FERC") with respect to tariff rates these
companies  may  charge  for  pipeline   transportation   services.   An  adverse
determination  by FERC with respect to the tariff rates of a pipeline could have a material  adverse  effect on the  business,  financial  condition,  results of operations and cash flows of that midstream  pipeline company and its ability to make cash distributions to its equity owners. In addition,  there is substantial uncertainty  regarding the outcome of legal  proceedings  relating to FERC's tax allowance  policy,  which  permits  such  companies  to include in their cost of service an income tax  allowance  to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC's income tax allowance  policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline  companies,  it would adversely  impact the maximum  tariff rates that such companies are permitted to charge for their transportation  services,  which would in turn adversely affect the results of operations and cash flows of those companies.

   Gathering and Processing  Company Risk.  Midstream  processing  companies are subject to many risks, including declines in production of crude oil and natural gas fields, which utilize their gathering and processing  facilities as a way to market the gas,  prolonged  depression  in the price of natural gas or crude oil refining,  which  curtails  production  due to lack of  drilling  activity,  and declines in the prices of natural gas  liquids and refined  petroleum  products, resulting in lower processing margins.

   Propane Company Risk.  Midstream propane companies are subject to many risks, including  earnings  variability  based upon

                                       17

weather  patterns in the locations where the company  operates and the wholesale cost of propane sold to end customers.  Midstream propane companies' unit prices are  based  on  safety  in  distribution  coverage  ratios,  the  interest  rate environment and, to a lesser extent,  distribution growth. In addition,  propane companies are facing  increased  competition due to the growing  availability of natural gas, fuel oil and alternative energy sources for residential heating.

   Coal  Company  Risk.  Midstream  coal  companies  are  subject to many risks, including  declines in the demand for and prices of coal. Demand variability can be based on weather conditions,  the strength of the domestic economy, the level of coal  stockpiles  and the prices of  competing  sources of fuel for  electric generation.  They are also  subject to supply  variability  based on  geological conditions that reduce the productivity of mining  operations,  the availability of regulatory  permits for mining  activities and the  availability of coal that meets the  standards of the Clean Air Act.  Prices for coal may also be affected by current and proposed  regulatory  limitations  on emissions  from  coal-fired power plants and the facilities of other coal  end-users.  Such  limitations may reduce demand for the coal produced and transported by coal  companies.  Certain coal  companies  could  face  declining  revenues  if they are unable to acquire additional  coal  reserves  or other  mineral  reserves  that  are  economically recoverable.

   Marine Shipping Company Risk. Midstream marine shipping companies are subject to many  risks,  including  reductions  in the  demand  for,  and the  level  of consumption of, refined petroleum products,  crude oil, natural gas, natural gas liquids and  petroleum  products in the supply  areas and markets  served by the marine shipping companies, which in turn could affect the demand for tank vessel capacity and charter rates.  These companies' vessels and their cargoes are also subject  to the  risks of being  damaged  or lost due to marine  disasters,  bad weather,  mechanical failures,  grounding, fire, explosions,  collisions,  human error, piracy, and war and terrorism.  Some vessels may also require replacement or  significant  capital  improvements  earlier than  otherwise  required due to changing  regulatory  standards.  Shipping  companies  or  their  ships  may  be chartered in any country,  and our investments in such issuers may be subject to risks similar to risks related to investments in non-U.S. securities.

The natural resource sector is highly competitive.

   Energy companies  in which we invest face substantial  competition from other companies, many of which will have greater financial,  technological,  human and other resources,  in acquiring natural resource assets,  obtaining and retaining customers and contracts and hiring and  retaining  qualified  personnel.  Larger companies  may be able to pay more for assets and may have a greater  ability to continue their operations  during periods of low commodity prices. To the extent that the  energy  companies  in which  we will  invest  are  unable  to  compete effectively,  their operating results,  financial position, growth potential and cash flows may be  adversely  affected,  which  could in turn  adversely  affect distributions that they make to us and therefore, our results and our ability to make distributions to our stockholders.

The  profitability  of MLPs  and  other  natural  resource  companies  could  be adversely affected by changes in the regulations to which they are subject.

   Energy companies are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations, including with respect to how facilities are constructed,  maintained and operated,  environmental  and safety  controls,  and the prices they may charge for the  products and services they provide.  Such regulation can change over time in both scope and intensity.
For example,  a particular  by-product may be declared hazardous by a regulatory
agency  and  unexpectedly   increase  production  costs.   Various  governmental
authorities have the power to enforce  compliance with these regulations and the permits  issued under them, and violators are subject to  administrative,  civil and criminal  penalties,  including civil fines,  injunctions or both.  Stricter laws,  regulations or enforcement  policies could be enacted in the future which would likely increase  compliance  costs and may adversely  affect the financial performance of energy companies.

   Specifically,  the operations of various energy company assets are subject to
stringent  and  complex  federal,   state  and  local   environmental  laws  and
regulations. These include, for example:

    • the federal Clean Air Act and comparable  state laws and regulations  that impose obligations related to air emissions;

    • the federal Clean Water Act and comparable state laws and regulations that impose  obligations  related to discharges of  pollutants  into  regulated bodies of water;

    • the federal Resource Conservation and Recovery Act ("RCRA") and comparable state laws and regulations  that impose  requirements for the handling and disposal of waste from facilities; and

    • the  federal  Comprehensive   Environmental  Response,   Compensation  and
      Liability  Act  of  1980  ("CERCLA"),   also  known  as  "Superfund,"  and
      comparable  state  laws and  regulations  that  regulate  the  cleanup  of hazardous  substances that may have been released at properties  currently or  previously  owned or operated by energy  companies  or at locations to which they have sent waste for disposal.

                                       18

   Failure to comply  with these laws and  regulations  may trigger a variety of
administrative,   civil  and  criminal  enforcement   measures,   including  the
assessment of monetary penalties,  the imposition of remedial requirements,  and the  issuance  of orders  enjoining  future  operations.  Certain  environmental statutes,  including RCRA,  CERCLA,  the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and  restore  sites where  hazardous  substances  have been disposed of or otherwise released.  Moreover, it is not uncommon for neighboring landowners  and other  third  parties  to file  claims for  personal  injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

   There is an inherent risk that energy companies may incur environmental costs and  liabilities  due to the nature of their  businesses and the substances they handle.  For example,  an accidental  release from wells or gathering  pipelines could subject them to  substantial  liabilities  for  environmental  cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal  injury and  property  damage,  and fines or penalties  for related violations of  environmental  laws or  regulations.  Moreover,  the  possibility
exists  that  stricter  laws,   regulations   or   enforcement   policies  could
significantly increase the compliance costs of energy companies, and the cost of any remediation that may become  necessary.  Energy companies may not be able to recover these costs from insurance.

   Proposals  for  voluntary   initiatives  and  mandatory  controls  are  being
discussed  both in the  United  States  and  worldwide  to reduce  emissions  of
"greenhouse gases" such as carbon dioxide, a by-product of burning fossil fuels, and methane,  the major  constituent of natural gas,  which many  scientists and policymakers  believe  contribute to global climate change.  These measures,  if adopted,  could result in increased  costs to certain  companies in which we may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program.

   In the wake of a recent Supreme Court decision holding that the Environmental
Protection  Agency ("EPA") has some legal  authority to deal with climate change under the Clean Air Act, the federal  government  announced on May 14, 2007 that the EPA and the Departments of  Transportation,  Energy,  and Agriculture  would jointly  write  regulations  to cut  gasoline  use and  control  greenhouse  gas emissions from cars and trucks. These measures, if adopted,  could reduce demand for energy or raise  prices,  which may  adversely  affect  the total  return of certain of our investments.

We  will  invest  primarily  in  equity   securities  that  are  susceptible  to
significant variations in price.

   Equity  securities  of  entities  that  operate in the  energy  sector can be affected by macro  economic  and other  factors  affecting  the stock  market in general,  expectations  about  changes in  interest  rates,  investor  sentiment towards such entities or the entities that produce  natural  resource  reserves, changes  in  a  particular  issuer's  financial  condition,  or  unfavorable  or unanticipated  poor  performance  of a  particular  issuer (in the case of MLPs, generally  measured in terms of DCF).  Prices of equity securities of individual entities  also  can  be  affected  by  fundamentals  unique  to the  company  or partnership, including earnings power and coverage ratios.

   Upstream and midstream  company  equity  prices are  primarily  influenced by distribution  growth rates and prospects  for  distribution  growth.  Any of the foregoing risks could substantially impact the ability of such an entity to grow its distributions.

   Extreme  weather  patterns,  such as  hurricane  Ivan in 2004 and  hurricanes
Katrina and Rita in 2005,  or the threat  thereof,  could result in  substantial damage to the facilities of certain  companies located in the affected areas and significant  volatility  in the supply of energy  and power and could  adversely impact the prices of the  securities  in which we invest.  This  volatility  may create  fluctuations in commodity prices and earnings of companies in the energy industry.

   A rising interest rate environment  could adversely impact the performance of companies in the energy  sector.  Rising  interest rates could limit the capital appreciation  of equity  units of such  entities  as a result  of the  increased
availability  of  alternative   investments  at  competitive  yields  with  such
entities.  Rising interest rates also may increase the cost of capital. A higher cost of capital could limit growth from acquisition or expansion projects, limit the ability of such entities to create  distribution growth rates, and adversely affect the prices of their securities.

   Investing in securities of smaller companies may involve greater risk than is associated with investing in more established companies.  Companies with smaller capitalization may have limited product lines,  markets or financial  resources;
may lack management  depth or experience;  and may be more vulnerable to adverse general market or economic developments than larger, more established companies.
All of these factors make the securities of smaller companies more volatile.

There are unique risks that result from  investing in the equity  securities  of
MLPs.

   We invest in equity  securities of MLPs and their affiliates, and may  invest up to 100% of our total assets in such securities.  As a result,  we are subject to the  risks  associated  with an  investment  in MLPs  and  their  affiliates, including the following:

                                       19

    • Cash Flow Risk. We may seek to derive  substantially  all of our cash flow from investments in equity  securities of MLPs and their  affiliates.  The amount of cash that we will have available to distribute to holders of our securities depends on the ability of MLPs in whose securities we invest to make  distributions  to their equity  owners.  We have no control over the management or operations of underlying  MLPs. The amount of cash that each individual  MLP can  distribute  to its equity  owners  will depend on the amount of cash it generates from operations,  which will vary from quarter to quarter  depending on factors affecting the energy market generally and on factors affecting the particular  business lines of the MLP.  Available cash will also  depend on an MLP's  level of  operating  costs  (including
      incentive  distributions  to  the  general  partner),   level  of  capital
      expenditures,  debt  service  requirements,  acquisition  costs  (if any), fluctuations in working capital needs and other factors.

    • Tax Risk of MLPs. Our ability to meet our investment objective will depend partially on the amounts of taxable income, dividends and distributions we receive from the  securities  of energy  companies  in which we invest,  a factor over which we have no control.  The benefit we will derive from our
      investment  in  MLPs  depends   largely  on  the  MLPs  being  treated  as
      partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level.  If, as a result of a change  in  current  law or a  change  in an MLP's  business,  an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated  to pay federal  income tax on its income at the  graduated  tax rates  applicable  to  corporations.  If  an  MLP  were  classified  as  a corporation for federal income tax purposes,  the amount of cash available for distribution  would be reduced and the  distributions we receive might be taxed entirely as dividend income. Therefore,  treatment of one or more
      MLPs as a  corporation  for federal  income tax purposes  could affect our ability to meet our  investment  objective  and would reduce the amount of cash available to distribute to holders of our securities.

    • Deferred  Tax Risks of MLPs.  As a limited  partner  in, or member of, the
      MLPs in which we invest,  we will be  required  to include in our  taxable income a pro rata share of income,  gains, losses,  deductions and credits from those MLPs.  Historically,  a significant portion of income from such
      MLPs has been  offset  by tax  deductions.  We will  incur a  current  tax liability  on that portion of the MLPs income and gains that is not offset by  tax  deductions,  losses,  or  credits,  or  its  net  operating  loss carryforwards,  if any. The portion, if any, of a distribution received by us from an MLP that is  offset  by the  MLP's  tax  deductions,  losses or credits will be treated as a  tax-advantaged  return of capital.  However, any such return of capital  will be reflected in our adjusted tax basis in the equity  securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by us for tax purposes upon the sale of any such equity securities or upon subsequent  distributions  in  respect  of  such  equity  securities.  The percentage  of an MLP's income and gains that is offset by tax  deductions and losses will  fluctuate  over time for various  reasons.  A significant slowdown  in  acquisition  activity  or  capital  spending  by MLPs  whose securities we hold could result in a reduction of accelerated depreciation generated by new  acquisitions,  resulting in increased current income tax liability to us.

    • Governance  Risks of MLPs.  Holders  of MLP units are  subject  to certain risks inherent in the ownership structure of all MLPs, including:  (i) the limited ability that unitholders have to elect or remove management of the
      MLP; (ii) investors in MLPs have very limited  voting  rights,  except for the right to vote on  extraordinary  transactions;  and (iii) conflicts of interest of the general  partner,  including  those arising from incentive distribution  payments and other increases in general partner compensation resulting from growth in the distributions made by MLPs.

    • Affiliated  Party Risk.  Certain MLPs are  dependent  on their  parents or sponsors for a majority of their revenues.  Any failure by an MLP's parent or sponsor to satisfy its payments or  obligations  would impact the MLP's revenues and cash flows and ability to make distributions.  Moreover,  the terms of an MLP's  transactions  with its parent or sponsor are  typically not arrived at on an  arm's-length  basis,  and may not be as favorable to the MLP as a transaction with a non-affiliate.

    • Subordination  Risks. MLP subordinated units are not typically listed on a
      national   securities   exchange  or  publicly  traded.   Holders  of  MLP
      subordinated  units are entitled to receive a distribution  only after the minimum  quarterly  distribution  has been paid to holders of common units but prior to payment of incentive  distributions to the general partner or managing member. MLP subordinated units generally do not provide arrearage rights.  Most MLP  subordinated  units are  convertible  into common units after the passage of a specified period of time or upon the achievement by the MLP of specified financial goals.

    • Risks of Operator Interests. General partner and managing member interests are generally not publicly traded,  although they may be owned by publicly traded  entities such as general partner MLPs. A holder of general partner or managing member  interests can be liable in certain  circumstances  for amounts greater than the amount of the holder's  investment.  In addition, while a general partner or managing member's incentive distribution rights
      can  mean  that  general   partners  and  managing   members  have  higher
      distribution  growth prospects than their underlying MLPs, these incentive distribution  payments  would  decline at a greater  rate than the decline rate in quarterly  distributions to common or subordinated  unitholders in the event of a reduction in the MLP's  quarterly  distribution.  A general partner or managing  member interest can be redeemed by the MLP if the MLP unitholders  choose to remove  the  general  partner or  managing  member, typically by a supermajority vote of the limited partners or members.

                                       20

   We will accrue deferred income taxes for any future tax liability  associated with that portion of MLP distributions considered to be a tax-deferred return of capital for tax purposes in excess of the amount  determined  for book purposes, as well as for capital appreciation of our investments.  Upon the sale of an MLP security,  we may be liable for previously  deferred taxes. We will rely to some extent on information  provided by the MLPs, that is not necessarily  timely, to estimate  deferred tax liability for purposes of financial  statement  reporting and  determining  our NAV.  From time to time,  we will modify our  estimates or assumptions  regarding  our deferred tax  liability as new  information  becomes available.

Acts of terrorism may adversely affect us.

   The U.S.  securities  markets  are  subject  to  disruption  as a  result  of terrorist activities, such as the terrorist attacks on the World Trade Center on
September 11, 2001;  war, such as the war in Iraq and its  aftermath;  and other geopolitical  events,  including  upheaval  in the Middle  East or other  energy producing regions.  The U.S.  government has issued warnings that energy assets, specifically those related to pipeline  infrastructure,  production  facilities, and  transmission  and  distribution  facilities,  might be specific  targets of terrorist  activity.  Such  events  have led,  and in the  future  may lead,  to short-term  market volatility and may have long-term effects on the U.S. economy and markets.  Such events may also  adversely  affect our business and financial condition.

     8.4.   Other Policies

     Not Applicable.

     8.5.   Share Price Data

     Not Applicable.

     8.6.   Business Development Companies

     Not Applicable.

ITEM 9.     MANAGEMENT

     9.1.   General

Directors and Officers

     Our  business and affairs are managed  under the  direction of our Board of
Directors.  Accordingly,  our Board of Directors provides broad supervision over our affairs,  including  supervision of the duties performed by our Advisor. Our officers are responsible for our day-to-day  operations.  Our Board of Directors consists of a majority of managers who are not interested persons (as defined in the 1940 Act) of our Advisor or its affiliates ("Independent Directors").

Advisor

   Our Advisor is located at 10801 Mastin  Boulevard,  Suite 222, Overland Park,
Kansas 66210.  Our Advisor  specializes in managing  portfolios of securities of
MLPs and other energy companies. Our Advisor's investment committee is comprised of five portfolio managers with approximately 100 years of aggregate experience.
Our  Advisor  was  formed  in  October  2002 and has  been  managing  assets  in portfolios of MLP  securities in the energy sector since that time.  Our Advisor also  manages  the  investments  of  TYG,  TYY,  TYN,  TTO  and  TTRF.  TYG is a
publicly-traded   non-diversified,   closed-end  management  investment  company
focused  primarily on investing in MLPs in the  midstream  segment of the energy infrastructure  sector.  TYY is a publicly  traded  non-diversified,  closed-end management  investment  company  focused  primarily  on investing in MLPs in the midstream segment of the energy infrastructure sector. TYN is a publicly traded, closed-end  management  investment  company  focused  primarily  on investing in publicly  traded upstream  Canadian  royalty trusts and midstream and downstream income  trusts,  and  publicly  traded  U.S.  MLPs.  TTO  is a  publicly-traded, closed-end  management  investment  company focused  primarily on investments in privately  held and micro-cap  public  companies  operating in the midstream and downstream  segments,  and to a lesser extent the upstream segment,  of the U.S.
energy  sector,  that has elected to be  regulated  as a BDC under the 1940 Act.
TTRF  is an  institutional  privately  held,  closed-end  management  investment company focused  primarily on investing in MLPs in the midstream  segment of the energy  infrastructure  sector that commenced operations in June 2007. As of May
31,  2007  (except  as listed  below),  our  Advisor  had  client  assets  under management as set forth in the table below.

                                       21

                                                Inception                                                     Total Assets
Company Name                   Ticker/Private   Date          Targeted Investments                            ($ in millions)
------------                   --------------   ----          --------------------                            ---------------
Tortoise Energy                                               U.S. Energy Infrastructure - Primarily
Infrastructure Corporation     NYSE: TYG        Feb. 2004     Midstream MLPs                                      $1,393.6
Tortoise Energy Capital                                       U.S. Energy Infrastructure - Primarily
Corporation...............     NYSE: TYY        May 2005      Midstream MLPs                                        $985.5
Tortoise North American                                       Canadian and U.S. Energy - Midstream,
Energy Corporation........     NYSE: TYN        Oct. 2005     Downstream and Upstream Companies                     $194.5
Tortoise Capital Resources                                    Privately held and Micro-Cap U.S. Energy -
Corporation...............     NYSE: TTO        Dec. 2005     Midstream, Downstream and Upstream Companies          $130.9
Tortoise Total Return Fund,                                   U.S. Energy Infrastructure - Primarily
LLC.......................     Private          June 2007     Midstream MLPs                                      $20.2(1)
Tortoise Gas  and Oil                                         Privately held and Publicly traded U.S.
Corporation...............     Private          July 2007     Energy - Upstream and Midstream Companies           $77.8(2)
Separately Managed Accounts                                   U.S. Energy Infrastructure  - Primarily
                               Private          Nov. 2002     Midstream MLPs                                        $243.1

----------------------------------------------

1 Tortoise Total Return Fund, LLC commenced  operations on June 29, 2007 and the amount shown above is as of that date.

2 Tortoise Gas and Oil Corporation  closed its initial offering on July 19, 2007 and the amount shown above is as of that date.

   Our Advisor is controlled equally by KCEP and Fountain Capital.

    • KCEP was formed in 1993 and until recently, managed KCEP Ventures II, L.P.
      ("KCEP II"), a private equity fund with  committed  capital of $55 million invested in a variety of companies in diverse industries. KCEP II wound up its operations in late 2006, has no remaining  portfolio  investments  and has  distributed  proceeds  to its  partners.  KCEP I, L.P.  ("KCEP I"), a start-up  and  early-stage  venture  capital  fund  launched  in 1994  and previously managed by KCEP, also recently completed the process of winding down. As a part of that process, KCEP I entered into a consensual order of receivership,  which  was  necessary  to allow  KCEP I to  distribute  its remaining  $1.3  million  of assets to  creditors  and the Small  Business
      Administration  ("SBA").  The  consensual  order  acknowledged  a  capital impairment  condition  and the resulting  nonperformance  by KCEP I of its agreement  with the SBA, both of which were  violations of the  provisions requiring  repayment of capital under the Small Business Investment Act of
      1958 and the regulations thereunder.

    • Fountain  Capital was formed in 1990 and focuses  primarily  on  providing investment  advisory  services to institutional  investors with respect to below  investment  grade debt.  Fountain  Capital had  approximately  $1.9 billion of client assets under  management as of August 31, 2007, of which approximately $253 million was invested in 19 energy companies.

    • Our  Advisor  was formed in 2002 by KCEP and  Fountain  Capital to provide portfolio  management  services  in the  energy  infrastructure  sector in advance of an  investment  of client  funds in MarkWest  Energy  Partners,
      L.P., a micro-cap  public natural gas  processing and pipeline  company in the midstream segment of the energy infrastructure sector.

   Our Advisor has 28  full-time  employees,  including  the five members of the investment committee of our Advisor.

Investment Advisory Agreement

  Management Services

   Pursuant to an investment advisory  agreement,  our Advisor is subject to the overall  supervision  and  review of our Board of  Directors,  provides  us with investment  research,  advice and supervision and furnishes us continuously with an investment program,  consistent with our investment objective and strategies.
Our Advisor also determines from time to time what securities we purchase,  what securities  will be held or sold,  and what  portions of our assets will be held uninvested  as cash,  short-duration  high-yield  securities  or in other liquid assets, will maintain books and records with respect to all of our transactions, and reports to our Board of Directors on our investments and performance.

   Our Advisor's services to us under the investment  advisory agreement are not exclusive,  and our Advisor is free to furnish  the same

                                       22

or similar services to other entities, including businesses that may directly or indirectly  compete  with us, so long as our  Advisor's  services  to us are not impaired by the provision of such services to others.

  Administration Services

   Pursuant to the investment advisory agreement,  our Advisor also furnishes us with office facilities and clerical and  administrative  services  necessary for our operation (other than services provided by our custodian,  accounting agent, administrator,  dividend and interest paying agent and other service providers).
Our  Advisor  is  authorized  to cause us to enter  into  agreements  with third parties to provide such  services.  To the extent we request,  our Advisor will:
(i) oversee the performance and payment of the fees of our service providers and make such reports and recommendations to our Board of Directors  concerning such matters as the parties deem  desirable;  (ii) respond to inquiries and otherwise assist  such  service  providers  in the  preparation  and filing of  regulatory reports, proxy statements, and stockholder  communications,  and the preparation of materials and reports for our Board of Directors; (iii) establish and oversee the implementation of borrowing facilities or other forms of leverage authorized by  our  Board  of  Directors;  and  (iv)  supervise  any  other  aspect  of our administration  as may be agreed  upon by us and our  Advisor.  We have  agreed, pursuant to the investment advisory  agreement,  to reimburse our Advisor or its affiliates for all  out-of-pocket  expenses  incurred in providing the foregoing services.

  Management Fee

   For the services,  payments and facilities to be furnished by our Advisor, we pay our Advisor annual  compensation in an amount determined by reference to the
average  monthly  value  of  our  "Managed  Assets,"   "Non-Exchange   Tradeable
Investments," "Other Investments" and "Total Investments."

   "Managed Assets" means our total assets (including any assets attributable to any  leverage  that may be  outstanding)  minus the sum of  accrued  liabilities
(other  than  deferred  taxes,   Deferred  Management  Fees,  debt  representing
financial leverage and the aggregate  liquidation  preference of any outstanding preferred  shares).  Accrued  liabilities  are  expenses  incurred in the normal course of our operations.

   "Non-Exchange Tradeable Investments" are those investment securities,  during any  portion  of the  entire  calendar  quarter:  (a) that are not  listed on an established stock exchange or an electronic  equities  securities market; (b) as to which we are  subject to a  contractual  constraint  on our ability to resell such  security  on an  established  stock  exchange  or an  electronic  equities securities  market;  or (c) that are  "restricted  securities"  (as such term is defined in Rule 144 promulgated  under the 1933 Act) and none of such securities contemporaneously acquired may be sold under Rule 144(d) and for which we do not then have a currently exercisable contractual right to demand registration under the 1933 Act for a possible resale.

   "Other  Investments"  means  all  our  investments,  including  temporary  or defensive  investments,  that do not  fall  within  the  Non-Exchange  Tradeable
Investments definition.

   "Total Investments" means the sum of Non-Exchange  Tradeable  Investments and
Other Investments.

   "Deferred  Management  Fee"  means any  amount  determined  as payable to our
Advisor during any calendar quarter,  but not actually paid, and that will be an accrued liability of the Company.

   The compensation  owed to our Advisor  following each calendar quarter is the sum of the  "Non-Exchange  Tradeable  Fee"  and  the  "Other  Investments  Fee,"
determined  as  follows.  The  Non-Exchange   Tradeable  Fee  is  determined  by
multiplying the Managed Assets by the following two amounts: (i) a fraction, the numerator of which is the value of all  Non-Exchange  Tradeable  Investments and the  denominator  of which is Total  Investments;  and (ii) 0.50% (to provide an annualized  fee of 2%,  and which  annualized  fee is  referred  to below as the
"Standard  Non-Exchange Tradeable Fee"). The Other Investments Fee is determined by multiplying the Managed Assets by the following two amounts:  (i) a fraction, the numerator of which is the value of all Other Investments and the denominator of which is Total  Investments;  and (ii) 0.25% (to provide an annualized fee of
1%).

   Such  compensation is calculated and accrued daily and paid quarterly  within five (5) days of the end of each calendar quarter. However, the cash amount paid to our  Advisor in any  calendar  quarter  will never  exceed  0.375% of Managed
Assets (1.5% on an annualized basis) for that quarter.  Deferred Management Fees will be an accrued liability of the Company that are payable to our Advisor as a part of the  next  payment  of  compensation  for  which  the  limitations  just described would permit all or a portion of the deferred payment.

   Although  the  annualized  Standard  Non-Exchange  Tradeable  Fee is 2%,  the
amounts  paid to our  Advisor  for  each of the  first  eight  calendar  quarter payments  following  our initial  private  placement of our  securities  will be calculated  as  though  the  Standard  Non-Exchange  Tradeable  Fee is 0.25% (to
provide  an  annualized  fee  of  1%).  Any  difference   between  the  two  fee
calculations  will be

                                       23

deferred  and paid to our  Advisor  beginning  with the ninth  calendar  quarter payment and continuing  thereafter until the total amount deferred has been paid to our Advisor, subject to the limitation set forth in the prior paragraph.

   If the investment  advisory  agreement is initiated or terminated  during any month,  the fee for that month will be reduced  proportionately  on the basis of the number of calendar  days during which the agreement is in effect and the fee will be computed  based on the average  Managed Assets for the business days the agreement  is in effect for that  month.  In  addition,  at  termination  of the agreement  we will pay our  Advisor  all  previously  accrued  but unpaid  fees, without regard to any limitations on payment described above.

  Payment of Our Expenses

   We bear all expenses not specifically  assumed by our Advisor and incurred in our  operations,  and we bear the  expenses  related to our  formation  and each offering.  The  compensation  and  allocable  routine  overhead  expenses of all investment  professionals  of our Advisor and its staff,  when and to the extent engaged in providing us investment advisory services,  will be provided and paid for by our  Advisor  and not us.  The  compensation  and  expenses  borne  by us include, but are not limited to, the following:

    • other than as provided in the paragraph above, expenses of maintaining and continuing our existence and related  overhead,  including,  to the extent such services are provided by personnel of our Advisor or its  affiliates, office  space and  facilities  and  personnel  compensation,  training and benefits,

    • commissions,   spreads,   fees  and  other  expenses  connected  with  the
      acquisition,  holding and disposition of securities and other investments, including  placement and similar fees in connection with direct placements entered into on our behalf,

    • auditing, accounting, tax and legal services expenses,

    • taxes and interest,

    • governmental fees,

    • expenses of listing our shares with a stock exchange,  if this occurs, and expenses of the issue,  sale,  repurchase  and  redemption (if any) of our securities,

    • expenses of registering and qualifying us and our securities under federal and  state  securities  laws  and of  preparing  and  filing  registration statements and amendments for such purposes,

    • expenses of communicating  with  stockholders,  including website expenses and the  expenses  of  preparing,  printing  and mailing  press  releases, reports and other notices to stockholders  and of meetings of stockholders and proxy solicitations therefor,

    • expenses of reports to governmental officers and commissions,

    • insurance expenses,

    • association membership dues,

    • fees,  expenses  and  disbursements of custodians  and  subcustodians  for
      all  services  to us   (including,  without  limitation.  safekeeping   of
      funds,  securities and  other  investments,  keeping  of  books,  accounts and records, and determination of net asset values),

    • fees, expenses and disbursements of transfer agents, dividend and interest paying agents,  stockholder servicing agents, registrars and administrator for all services to us,

    • compensation  and  expenses of  our directors who  are not  members of our
      Advisor's organization,

    • pricing,  valuation and other  consulting or analytical  services employed in considering and valuing our actual or prospective investments,

    • all expenses incurred in leveraging our assets through a line of credit or other indebtedness or issuing and maintaining preferred shares,

                                       24

    • all  expenses  incurred  in  connection  with  our  organization  and  any offering of our common  shares,  including  this private placement, and

    • such  non-recurring  items as may arise,  including  expenses  incurred in litigation,  proceedings  and claims and our  obligation  to indemnify our directors, officers and stockholders with respect thereto.

  Duration and Termination

   The investment  advisory  agreement was approved by our Board of Directors on
May 23, 2007 and by our stockholders on June 13, 2007. Unless terminated earlier as described  below,  it will continue in effect  through  December 31, 2008. It will remain in effect from year to year  thereafter if approved  annually by our
Board of  Directors or by the  affirmative  vote of the holders of a majority of our  outstanding  voting  securities,  and, in either case,  upon  approval by a majority  of our  directors  who are not  interested  persons  or parties to the
investment   advisory   agreement.   The  investment   advisory  agreement  will
automatically terminate in the event of its assignment.  The investment advisory agreement may be  terminated  by us without  penalty upon not more than 60 days'
written  notice to our Advisor.  The investment  advisory  agreement may also be terminated  by our Advisor  without  penalty upon not less than 60 days' written notice to us.

  Liability of Advisor

   The  investment  advisory  agreement  provides  that our Advisor  will not be liable  to us in any  way for  any  default,  failure  or  defect  in any of the securities  comprising  our  portfolio  if it has  satisfied  the duties and the standard  of care,  diligence  and skill set  forth in the  investment  advisory agreement.  However,  our  Advisor  will be liable  to us for any loss,  damage, claim, cost, charge,  expense or liability  resulting from our Advisor's willful misconduct,  bad faith or gross  negligence  or  disregard by our Advisor of its duties or  standard  of care,  diligence  and skill set forth in the  investment advisory agreement or a material breach or default of our Advisor's  obligations under that agreement.

Board Approval of the Investment Advisory Agreement

   Our Board of Directors,  including a majority of the  Independent  Directors, reviewed and  approved the  investment  advisory  agreement on May 23, 2007.  In considering  the approval of the  investment  advisory  agreement,  our Board of
Directors  evaluated  information  provided by our Advisor and its legal counsel and considered various factors, including the following:

    • Services.  Our Board of Directors reviewed the nature,  extent and quality of the  investment  advisory and  administrative  services  proposed to be provided to us by our Advisor and found them  sufficient  to encompass the range of services necessary for our operation.

    • Comparison  of  Management  Fee to Other  Firms.  Our  Board of  Directors
      reviewed and considered,  to the extent publicly available, the management fee  arrangements  of companies with similar  business  models,  including
      BDCs.

    • Experience  of  Management  Team and  Personnel.  Our  Board of  Directors
      considered  the  extensive  experience  of the  members  of our  Advisor's investment  committee with respect to the specific types of investments we
      propose  to  make  and  their  past   experience  with  similar  kinds  of
      investments.  Our Board of  Directors  discussed  numerous  aspects of our investment strategy with members of our Advisor's investment committee and also considered the potential flow of investment  opportunities  resulting from the numerous  relationships of our Advisor's investment committee and investment professionals within the investment community.

    • Provisions  of  Investment  Advisory  Agreement.  Our  Board of  Directors
      considered the extent to which the  provisions of the investment  advisory agreement  (other than the fee  structure  which is discussed  above) were comparable to the investment advisory agreements of companies with similar business models,  including peer group  companies,  and concluded that its terms were  satisfactory  and in line with market norms. In addition,  our
      Board of Directors  concluded  that the services to be provided  under the
      investment   advisory   agreement  were   reasonably   necessary  for  our
      operations,  the services to be provided were at least equal to the nature and quality of those  provided by others,  and the payment terms were fair and reasonable in light of usual and customary charges.

    • Payment of Expenses. Our Board of Directors considered the manner in which our Advisor  would be  reimbursed  for its  expenses at cost and the other expenses for which it would be reimbursed  under the  investment  advisory agreement.  Our  Board  of  Directors  discussed  how this  structure  was comparable to that of companies with similar business models.

   Based on the information  reviewed and the  discussions  among the members of our Board of Directors, our Board of Directors, including all of our Independent
Directors,  approved the  investment  advisory  agreement and concluded that the management  fee to be

                                       25

paid to our Advisor was reasonable in relation to the services to be provided.

License Agreement

   Pursuant to the investment advisory  agreement,  our Advisor has consented to our use on a  non-exclusive,  royalty-free  basis, of the name "Tortoise" in our name. We will have the right to use the  "Tortoise"  name so long as our Advisor or one of its approved  affiliates  remains our investment  advisor.  Other than with  respect  to this  limited  right,  we  will  have no  legal  right  to the
"Tortoise"  name. This right will remain in effect for so long as the investment advisory  agreement  with  our  Advisor  is in  effect  and  will  automatically terminate if the investment advisory agreement were to terminate for any reason, including upon its assignment.

Portfolio Management

   Management of our portfolio is the responsibility of our Advisor. Each of our
Advisor's  investment  decisions  will be reviewed  and  approved  for us by its investment committee,  which also acts as the investment committee for TYG, TYY,
TYN, TTO and TTRF. Our Advisor's  investment  committee is comprised of its five
Managing Directors:  H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, Terry
C.  Matlack  and David J.  Schulte.  The  members  of our  Advisor's  investment committee have an average of over 20 years of financial  investment  experience.
All decisions to invest in a portfolio company must be approved by the unanimous decision  of our  Advisor's  investment  committee,  and any one  member  of our
Advisor's  investment  committee  can  require  our  Advisor to sell a security.
Biographical information about each member of our Advisor's investment committee is set forth under "Item 18 Management."

   The following table provides  information about the other accounts managed on a day-to-day  basis by each member of our Advisor's  investment  committee as of
August 31, 2007:
                                                                                         Number of   Total Assets
                                                                                         Accounts     of Accounts
                                                                           Total         Paying a      Paying a
                                                          Number of      Assets of      Performance   Performance
                                                          Accounts       Accounts           Fee           Fee
                                                          --------- ------------------  -----------  -------------
H. Kevin Birzer
         Registered investment companies..............         4    $    2,478,457,027       0                  --
         Other pooled investment vehicles.............         5    $      243,217,656       1     $   149,225,282
         Other accounts...............................       197    $    2,059,354,999       0                  --
Zachary A. Hamel
         Registered investment companies..............         4    $    2,478,457,027       0                  --
         Other pooled investment vehicles.............         5    $      243,217,656       1     $   149,225,282
         Other accounts...............................       197    $    2,059,354,999       0                  --
Kenneth P. Malvey
         Registered investment companies..............         4    $    2,478,457,027       0                  --
         Other pooled investment vehicles.............         5    $      243,217,656       1     $   149,225,282
         Other accounts...............................       197    $    2,059,354,999       0                  --
Terry C. Matlack
         Registered investment companies..............         4    $    2,478,457,027       0                  --
         Other pooled investment vehicles.............         1    $      149,225,282       1     $   149,225,282
         Other accounts...............................       177    $      230,585,266       0                  --
David J. Schulte
         Registered investment companies..............         4    $    2,478,457,027       0                  --
         Other pooled investment vehicles.............         1    $      149,225,282       1     $   149,225,282
         Other accounts...............................       177    $      230,585,266       0                  --

   None of Messrs. Birzer, Hamel, Malvey, Matlack or Schulte receives any direct compensation from us or any other of the managed accounts reflected in the table above.  All such  accounts are managed by our Advisor or Fountain  Capital.  All members of our Advisor's  investment  committee  are full-time  employees of our
Advisor  and  receive a fixed  salary for the  services  they  provide.  Each of
Messrs.  Birzer,  Hamel,  Malvey,  Matlack and Schulte own an equity interest in either KCEP or Fountain Capital,  the two entities that control our Advisor, and each thus benefits from increases in the net income of our Advisor.

Senior Investment Professionals

   Our  Advisor  currently  has five  senior  investment  professionals  who are responsible for the  origination,  negotiation  (if necessary),  structuring and management of our investments.  Three of those senior  investment  professionals are Messrs.  Hamel,  Matlack and Schulte, who are also Managing Directors of our
Advisor and members of its  investment  committee.  The other senior  investment professionals  are Edward  Russell and Rob Thummel.  Our  Advisor's  five senior investment  professionals have approximately 90 years of combined  experience in energy,  leveraged  finance and private  equity  investing.  Their  biographical information is set forth below.

                                       26

Zachary Hamel

   Zachary  Hamel has been a Managing  Director of our Advisor since 2002 and is also a Partner  with  Fountain  Capital.  Mr.  Hamel also  serves as Senior Vice
President of TYG, TYY, TYN, TTO, TTRF and us.

   Mr. Hamel joined Fountain  Capital in 1997 and covered the energy,  chemicals and utilities sectors. He earned his CFA designation in 1998.

Terry Matlack

   Terry  Matlack has been a Managing  Director  of our  Advisor  since 2002 and serves as Chief Financial Officer, Director and Assistant Treasurer of TYG, TYY,
TYN, TTO, TTRF and us.

   From 2001 to 2002,  Mr.  Matlack was a full-time  Managing  Director at KCEP.
Prior to joining KCEP, Mr. Matlack was President of GreenStreet  Capital and its
affiliates in the  telecommunications  service  industry.  Mr.  Matlack has also
served  as  the   Executive   Vice   President   and  a  board  member  of  W.K.
Communications,   Inc.,  a  cable  television  acquisition  company,  and  Chief
Operating Officer of W.K. Cellular,  a cellular rural service area operator.  He earned his CFA designation in 1985.

Edward Russell

   Edward Russell is a Senior Investment  Professional of our Advisor and serves as President of TTO.

   Prior to  joining  our  Advisor in March  2006,  Mr.  Russell  was at Stifel,
Nicolaus & Company, Incorporated ("Stifel Nicolaus") since 1999, where he headed the Energy and Power group as a Managing  Director from 2003 to March 2006,  and served as  Vice-President  -- Investment  Banking from  September  1999 to 2003.
While a Managing  Director at Stifel  Nicolaus,  Mr. Russell was responsible for all of the energy and power  transactions,  including all of the debt and equity transactions for the three closed-end  public funds then managed by our Advisor, starting  with the first  public  equity  offering  in February  2004.  Prior to joining Stifel  Nicolaus,  Mr. Russell worked for over 15 years as an investment banker at Pauli & Company,  Inc.  and Arch  Capital,  LLC,  and as a  commercial banker with Magna Bank and South Side National Bank.

David Schulte

   David  Schulte has been a Managing  Director  of our  Advisor  since 2002 and serves as Chief  Executive  Officer and  President of TYG, TYY, TYN, TTRF and us
and as Chief Executive Officer of TTO.

   Previously,  Mr. Schulte was a full-time  Managing Director at KCEP from 1993 to 2002, where he led private  financing for two growth MLPs. Mr. Schulte served on the Board of Directors of Inergy,  LP, a propane gas MLP,  from 2001 to 2004.
Before  joining  KCEP,  he spent  five  years  as an  investment  banker  at the predecessor  of  Oppenheimer  & Co.,  Inc. He is a certified  public  accountant
("CPA") and also earned his CFA designation in 1992.

Rob Thummel

   Rob Thummel has been a Senior Investment  Professional and Investment Analyst
with our Advisor since 2005.

   Previously,  Mr. Thummel was Director of Finance at KLT Inc., a subsidiary of
Great Plains  Energy  Corp.,  from 1998 to 2004.  KLT owned and operated oil and natural gas properties located in the Raton,  Piceance, and Powder River basins.
From 1995 to 1998, Mr.  Thummel was a Senior  Auditor at Ernst & Young.  He is a
CPA.

Administrator

   Pursuant  to an Administration Agreement  between us and our Advisor, we have engaged our Advisor to perform  (or oversee or arrange for the  performance  of)
the  administrative  services  necessary for our  operation,  including  without
limitation,   providing   us  with   equipment,   clerical,   book-keeping   and
record-keeping  services.  For these services we pay our Advisor a fee equal to:
0.06% of our aggregate  average daily  Managed  Assets up to and including  $100 million;  0.04% of our aggregate  average daily Managed  Assets on the next $250 million; and 0.03% on the balance of our aggregate daily Managed Assets, subject to a minimum annual fee of $45,000.  The address of the  administrator  is 10801
Mastin  Boulevard,  Suite 222,  Overland Park, Kansas 66210. As of September 20,
2007 we  have  not paid  our  Advisor any fees  pursuant  to the  Administration
Agreement.

                                       27

Custodian

     U.S. Bank, N.A. serves as our custodian. We pay the custodian a monthly fee computed at an annual rate of 0.004% of our portfolio assets.

     9.2.   Non-resident Managers

     Not Applicable.

     9.3.   Control Persons

     Not Applicable.

ITEM 10.    CAPITAL STOCK, LONG-TERM DEBT, AND OTHER SECURITIES

     10.1.   Capital Stock

   We are authorized to issue up to 100,000,000  shares of common stock,  $0.001 par value per share, and up to 10,000,000 shares of preferred stock,  $0.001 par value per share.  As of September 20, 2007 we had 5,550,571 of our common shares issued and  outstanding.  Our Board of Directors may,  without any action by our stockholders,  amend our Charter  from time to time to increase or decrease  the aggregate  number  of  shares  of stock or the  number of shares of stock of any class or series  that we have  authority  to issue.  In  addition,  our  Charter authorizes our Board of Directors,  without any action by our  stockholders,  to classify and  reclassify  any unissued  common shares and preferred  shares into other  classes or series of stock from time to time by setting or  changing  the
preferences,   conversion  or  other  rights,   voting   powers,   restrictions,
limitations as to dividends and other distributions, qualifications and terms or conditions of redemption for each class or series.  Although there is no present intention  of doing so, we could  issue a class or  series of stock  that  could delay,  defer or  prevent  a  transaction  or a change  in  control  that  might otherwise  be in our  stockholders'  best  interests.  Under  Maryland  law, our stockholders generally are not liable for our debts or obligations.

   The following table provides  information about our outstanding capital stock as of September 20, 2007:

                                                   Number of Shares
                                       Number of      Held by the    Number of
                                        Shares      Company or for    Shares
Title of Class                        Authorized      its Account   Outstanding
--------------                      ------------- -----------------------------
Common Stock.....................     100,000,000         0          5,550,571
Preferred Stock..................      10,000,000         0                  0

Common Shares

   All  outstanding  common  shares  have been duly  authorized,  fully paid and nonassessable.  Our stockholders  are entitled to receive  dividends if and when authorized  by our Board of Directors  and declared by us out of assets  legally available for the payment of dividends.  Our  stockholders  are also entitled to
share  ratably  in  the  assets  legally   available  for  distribution  to  our
stockholders  in the event of  liquidation,  dissolution  or winding  up,  after payment of or  adequate  provision  for all known debts and  liabilities.  These rights are  subject to the  preferential  rights of any other class or series of our capital stock.

   In the event that we have  preferred  shares  outstanding,  and so long as we remain  subject  to the 1940  Act,  holders  of our  common  shares  will not be entitled to receive any net income of, or other  distributions  from,  us unless all  accumulated  dividends  on  preferred  shares  have been paid and the asset coverage (as defined in the 1940 Act) with  respect to preferred  shares and any outstanding debt is at least 200% after giving effect to such distributions.

   Each outstanding  common share entitles the holder to one vote on all matters submitted to a vote of our  stockholders,  including  the election of directors.
The  presence of the holders of shares of our stock  entitled to cast a majority of the votes  entitled to be cast shall  constitute a quorum at a meeting of our stockholders.  Our Charter  provides that,  except as otherwise  provided in our
Bylaws, each director shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon.  Our
Bylaws  provide  that each  director  shall be elected by a plurality of all the votes cast at a meeting  of  stockholders  duly  called and at which a quorum is
present.   There  is  no  cumulative   voting  in  the  election  of  directors.
Consequently,  at each  annual  meeting of our  stockholders,  the  holders of a majority of the  outstanding  shares of capital  stock  entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting.  Pursuant to our Charter and Bylaws, our Board of Directors may
amend the Bylaws to alter the vote required to elect directors.

                                       28

   Holders  of our  common  shares  have no  preference,  conversion,  exchange, sinking fund,  redemption or appraisal  rights and have no preemptive  rights to subscribe  for any of our  securities.  All of our common shares will have equal dividend, liquidation and other rights.

Preferred Shares

   We may, but are not required to, issue preferred shares. As long as we remain subject to the 1940 Act at the time of a preferred  share  offering,  we will be subject  to the  1940  Act  restriction  that  currently  limits  the  aggregate liquidation preference of all outstanding preferred stock to 50% of the value of our total  assets less our  liabilities  and  indebtedness.  We also believe the liquidation preference, voting rights and redemption provisions of the preferred shares will be similar to those stated below.

   As long as we are  subject  to the 1940 Act,  the  holders  of any  preferred shares,  voting  separately as a single  class,  will have the right to elect at least  two  members  of our  Board of  Directors  at all  times.  The  remaining directors  will be  elected by holders  of common  shares and  preferred  stock, voting together as a single class. In addition,  subject to the prior rights, if any,  of the holders of any other class of senior  securities  outstanding,  the holders of any  preferred  stock will have the right to elect a majority  of the directors at any time accumulated dividends on any preferred stock have not been paid for at least two years. The 1940 Act also requires that, in addition to any approval by stockholders  that might otherwise be required,  the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class,  would  be  required  to  adopt  any plan of  reorganization  that  would adversely  affect the preferred  stock. As a result of these voting rights,  our ability to take any such  actions  may be impeded to the extent  that any of our preferred shares are outstanding.

   The  affirmative  vote  of the  holders  of a  majority  of  the  outstanding preferred shares,  voting as a separate class, will be required to amend,  alter or repeal  any of the  preferences,  rights or powers of  holders  of  preferred shares so as to affect  materially  and adversely  such  preferences,  rights or powers.  The class vote of holders of preferred  shares  described above will in each case be in addition to any other vote  required to authorize  the action in question.

   The terms of the preferred  shares,  if issued,  are expected to provide that
(i) they are  redeemable in whole or in part at the original  purchase price per share plus accrued dividends per share, (ii) we may tender for or repurchase our preferred shares and (iii) we may subsequently resell any shares so tendered for or repurchased  by us. Any  redemption or purchase of our preferred  shares will reduce the leverage  applicable  to our common  shares,  while any resale of our preferred shares will increase that leverage.

   The discussion above describes the possible offering of our preferred shares.
If our Board of Directors determines to proceed with such an offering, the terms of our  preferred  shares  may be the same as,  or  different  from,  the  terms described  above,  subject  to  applicable  law and our  Charter.  Our  Board of
Directors,  without  the  approval  of the  holders  of our common  shares,  may authorize an offering of preferred shares or may determine not to authorize such an offering and may fix the terms of our preferred shares to be offered.

   The  information  contained  under this heading is subject to the  provisions contained in our Charter and Bylaws and the laws of the State of Maryland.

Dividend Reinvestment Plan

   We intend in the future to have an "opt out" dividend reinvestment plan. As a result,  after the plan is effective (which we expect to occur if we complete an
IPO),  unless a stockholder  opts out,  distributions  will be reinvested in our common shares pursuant to our dividend reinvestment plan.

     10.2.   Long-Term Debt

     Not Applicable.

     10.3.   General

     Not Applicable.

     10.4.   Taxes

   The following  discussion is a general  summary of the material U.S.  federal income tax considerations  that are applicable to us and to an investment in our common shares. This summary does not purport to be a complete description of the income tax  considerations  applicable to such an investment.  For example,  the following  discussion does not describe income tax consequences that are assumed

                                       29

to be  generally  known by a U.S.  stockholder  (as  defined  below) or  certain considerations  that may be  relevant  to  certain  types  of U.S.  stockholders subject  to special  treatment  under U.S.  federal  income tax laws,  including tax-exempt organizations,  insurance companies,  dealers in securities,  pension plans and trusts and financial institutions.  This summary assumes that you hold our common  shares as  capital  assets  (within  the  meaning of the Code).  The discussion is based upon the Code, Treasury regulations,  and administrative and judicial interpretations, each as of the date of this registration statement and all of which are subject to change, possibly  retroactively,  which could affect the continuing  validity of this  discussion.  We have not and will not seek any ruling from the Internal  Revenue Service (the  "Service")  regarding any of the tax  considerations  discussed  herein.  Except as discussed below, this summary does not  discuss any  aspects of U.S.  estate or gift tax or foreign,  state or local tax. It does not discuss the special  treatment under U.S.  federal income tax laws that could result if we invested in  tax-exempt  securities  or certain other investment assets.

   A "U.S.  stockholder"  generally is a beneficial  owner of our common  shares that is, for U.S. federal income tax purposes, any one of the following:

    • a citizen or resident of the United States;

    • a corporation,  partnership or other entity created in or organized  under the laws of the United States or any political subdivision thereof;

    • an  estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

    • a trust subject to the supervision of a court within the United States and the control of a United States person.

   A "Non-U.S.  stockholder" is a beneficial  owner of our common shares that is not a U.S. stockholder.

   If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds our common shares, the tax treatment of a partner in the  partnership  will  generally  depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a  partnership  holding  our common  shares or a partner  of such a  partnership should  consult his,  her or its own tax advisor  with respect to the  purchase, ownership and disposition of our common shares.

   Tax  matters  are  very  complicated  and  the  tax  consequences  to a  U.S.
stockholder or a Non-U.S. stockholder of an investment in our common shares will depend  on the  facts of his,  her or its  particular  situation.  We  encourage investors to consult their own tax advisors regarding the specific  consequences of such an investment,  including tax reporting requirements,  the applicability of federal,  state,  local and  foreign tax laws and the effect of any  possible changes in the tax laws.

Federal Income Taxation of the Company

   We have been formed as a corporation  under  Maryland law. We currently  are, have been,  and intend to  continue  to be,  treated as a  corporation  for U.S.
federal  income  tax  purposes.  Thus,  we are,  and intend to  continue  to be, obligated to pay federal and applicable  state income tax on our taxable income.
We intend to invest our assets primarily in entities treated as partnerships for
U.S. federal income tax purposes. As a partner in a partnership,  we must report our allocable share of the partnership's taxable income in computing our taxable income.  Based upon our review of the historic  results of the type of entity in which we intend to invest, we expect that the cash distributions  received by us with respect to our investments in  partnerships  will exceed the taxable income allocated  to  us  from  such  investments.  There  is  no  assurance  that  our expectation  regarding  distributions from the partnerships  exceeding allocated taxable income from the  partnerships  will be realized.  If this expectation is not realized,  there will be greater taxes paid by us and less cash available to distribute  to our  stockholders.  In  addition,  we will take into  account  in computing  our taxable  income  amounts of gain or loss  recognized by us on the disposition of our investments.  Currently,  the maximum federal income tax rate for a corporation is 35%. We may be subject to a 20% federal alternative minimum tax on our federal  alternative  minimum  taxable  income to the extent that our alternative minimum tax exceeds our regular federal income tax.

   We will be treated as a corporation  and not as a RIC for federal  income tax purposes.  The Code  generally  provides that a RIC does not pay an entity level income tax, provided that it distributes all or substantially all of its income.
The RIC taxation rules  currently do not, and are not intended in the future to, have any application to us or to our stockholders.

                                       30

Taxation of U.S. Stockholders

   A  distribution  by us on your  common  shares  will be  treated as a taxable dividend  to you to the  extent  of your  share of our  current  or  accumulated earnings and profits as determined  under federal income tax principles.  If the distribution  exceeds your share of our earnings and profits,  the  distribution will be treated as a return of capital to the extent of your basis in our common shares,  and then as capital gain. You will receive a Form 1099 from us and will recognize  dividend  income  only to the extent of your share of our  current or accumulated earnings and profits.

   Generally,  our earnings and profits are computed based upon taxable  income, with  certain  specified  adjustments.  These  adjustments  include  potentially significant  deferrals in the deduction of certain oil and gas exploration costs
and  mine   exploration   and   development   costs  for  earnings  and  profits
computational purposes, as opposed to the computation of federal taxable income.
Thus, our earnings and profits might exceed our taxable income, resulting in the portion of your  distribution  that is treated as dividend income exceeding your proportionate  share of our taxable  income.  As explained  above, we anticipate that the distributed cash from our portfolio  investments in entities treated as partnerships  for tax  purposes  will  exceed  our share of  taxable  income and earnings and profits from those portfolio investments.  Thus, we anticipate that only a portion of  distributions we make on the common shares will be treated as dividend income to our stockholders.

   The federal income tax law generally provides that qualifying dividend income paid to non-corporate U.S.  stockholders is subject to federal income tax at the rate applicable to long-term capital gains, which is generally a maximum rate of
15%. The portion of our  distributions on our common shares treated as dividends for federal  income tax purposes  will be treated as  qualifying  dividends  for federal income tax purposes provided that you satisfy certain holding period and other  applicable  requirements.  This  rate of tax on  dividends  is  currently scheduled to increase back to ordinary  income rates after December 31, 2010. If we are taxed as a general  business  corporation,  a corporate U.S.  stockholder generally  will be  eligible  for  the  dividends-received  deduction  generally
allowed  U.S.   corporations   in  respect  of  dividends   received  from  U.S.
corporations  provided that the corporate  U.S.  stockholder  satisfies  certain holding period and other applicable requirements.

   If a U.S.  stockholder  participates in our automatic  dividend  reinvestment plan, such U.S. stockholder will be taxed upon the amount of distributions as if such amount had been received by the participating U.S. stockholder and the U.S.
stockholder reinvested such amount in additional common shares.

   Upon a sale,  exchange or other taxable  disposition of our common shares,  a
U.S.  stockholder  will recognize a taxable gain or loss depending upon his, her or its  basis  in our  common  shares.  Such  gain or loss  will be  treated  as long-term capital gain or loss if our common shares have been held for more than one year at the time of  disposition.  Subject  to limited  exceptions,  capital losses cannot be used to offset ordinary income.  In the case of a non-corporate
U.S.  stockholder,  long-term capital gain generally is subject to a maximum tax rate of 15%,  which  maximum tax rate is currently  scheduled to increase to 20%
for dispositions occurring during taxable years beginning on or after January 1,
2011.

   We may be required to withhold U.S. federal income tax ("backup withholding")
at  a  28%-rate  from  all  taxable  distributions  to  any  non-corporate  U.S.
stockholder (i) who fails to furnish a correct taxpayer identification number or a certificate that such stockholder is exempt from backup  withholding,  or (ii)
with  respect to whom the Service  has  notified  us that such  stockholder  has failed to properly  report certain  interest and dividend  income to the Service
and  to  respond  to  notices  to  that   effect.   An   individual's   taxpayer
identification  number is his or her social security number. Any amount withheld under backup  withholding is allowed as a credit against the U.S.  stockholder's
U.S.  federal income tax liability,  provided that proper  information is timely provided to the Service.

Taxation of Non-U.S. Stockholders

   Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend on that  person's  particular  circumstances.  An  investment in the shares by a Non-U.S.  stockholder  may have adverse tax  consequences.  Non-U.S.
stockholders  should consult their tax advisors  before  investing in our common shares.

   In general,  dividend distributions paid by us to a Non-U.S.  stockholder are subject to  withholding  of U.S.  federal  income tax at a rate of 30% (or lower applicable treaty rate). If the  distributions are effectively  connected with a
U.S.  trade or  business of the  Non-U.S.  stockholder  (and,  if required by an applicable  income tax treaty,  are  attributable  to a permanent  establishment maintained by the Non-U.S.  stockholder  in the United  States),  we will not be required to withhold  federal  income tax if the Non-U.S.  stockholder  complies
with  applicable  certification  and  disclosure   requirements,   although  the
distributions  will be subject to federal income tax at the rates  applicable to
U.S.  stockholders.  Any such effectively connected dividends may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. (Special certification  requirements  apply to a Non-U.S.  stockholder  that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.)

                                       31

   A Non-U.S.  stockholder generally will not be taxed on any gain recognized on a disposition of our common stock unless:

    • the gain is effectively connected with the Non-U.S.  stockholder's conduct of a trade or  business  in the  United  States  and,  if  required  by an applicable income tax treaty, is attributable to a permanent establishment maintained  by the Non-U.S.  stockholder  in the United  States;  in these cases,  the  gain  will be  taxed on a net  income  basis  at the  regular graduated rates and in the manner applicable to U.S.  stockholders (unless an applicable  income tax treaty  provides  otherwise)  and, under certain circumstances, the "branch profits tax" described above may also apply;

    • the Non-U.S.  stockholder is an individual who holds our common stock as a capital  asset,  is present in the United States for more then 182 days in the taxable year of the disposition and meets other requirements (in which case, except as otherwise provided by an applicable income tax treaty, the gain, which may be offset by U.S. source capital losses, generally will be subject to a flat 30% U.S.  federal  income tax,  even though the Non-U.S.
      stockholder is not considered a resident alien under the Code); or

    • we are or have been a "U.S. real property  holding  corporation"  for U.S.
      federal  income  tax  purposes  at any  time  during  the  shorter  of the five-year  period ending on the date of disposition or the period that the
      Non-U.S. stockholder held our common stock.

   Generally, a corporation is a "U.S. real property holding corporation" if the fair market value of its "U.S. real property interests" equals or exceeds 50% of the sum of the fair market value of its worldwide  real property  interests plus its other assets used or held for use in a trade or business.  For this purpose, we generally will be treated as owning our proportionate  share of the assets of a partnership in which we own an equity interest.  The  determination of whether we are a U.S. real property holding corporation at any given time will depend on the mix of our  assets  and their  fair  market  values at such  time,  which is difficult to predict,  and it is possible  that we will be a U.S.  real property holding corporation.  However, the tax relating to stock in a U.S. real property holding  corporation  generally will not apply to a Non-U.S.  stockholder  whose holdings,  direct  and  indirect,  at all times  during the  applicable  period, constituted 5% or less of our common shares (a "Non-5%  holder"),  provided that our common shares were regularly traded on an established  securities  market at any time during the calendar year of the disposition. Our common shares will not initially be  considered  to be regularly  traded on an  established  securities market and it is unlikely  that such regular  trading will occur for at least 18 months.  As a result, a Non-5% holder would be taxed for U.S. federal income tax purposes on any gain realized on the  disposition  of our common shares on a net income  basis as if the gain were  effectively  connected  with the conduct of a
U.S. trade or business by the Non-5% holder during the taxable year and, in such case,  the person  acquiring our common  shares from a Non-5%  holder  generally would have to withhold  10% of the amount of the  proceeds  of the  disposition.
Such  withholding  may  be  reduced  or  eliminated  pursuant  to a  withholding certificate  issued by the Service in accordance with  applicable U.S.  Treasury regulations. We urge all Non-U.S. stockholders to consult their own tax advisors regarding the application of these rules to them.

   A Non-U.S.  stockholder who is a non-resident  alien  individual,  and who is otherwise  subject to  withholding  of  federal  income  tax,  may be subject to information  reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an
IRS Form W-8BEN (or an  acceptable  substitute  or successor  form) or otherwise meets documentary  evidence  requirements for establishing that it is a Non-U.S.
stockholder or otherwise establishes an exemption from backup withholding.

   Our common shares that are owned or treated as owned by an individual  who is not a U.S.  citizen or resident of the United States (as  specially  defined for
U.S.  federal  estate tax purposes) at the time of death will be included in the individual's  gross  estate  for U.S.  federal  estate tax  purposes,  unless an applicable estate tax or other treaty provides otherwise and, therefore,  may be subject to U.S. federal estate tax.

   Non-U.S.  persons  should  consult their own tax advisors with respect to the
United  States  federal  income tax and  withholding  tax, and state,  local and foreign tax consequences of an investment in the shares.

     10.5.   Outstanding Securities

   The following table provides  information about our outstanding capital stock as of September 12, 2007:

                                                 Number of Shares
                                     Number of      Held by the    Number of
                                      Shares      Company or for    Shares
Title of Class                      Authorized      its Account   Outstanding
--------------                    ------------- -----------------------------
Common Stock...................     100,000,000         0          5,550,571
Preferred Stock................      10,000,000         0                  0

                                       32

     10.6.   Securities Ratings

     Not Applicable.

ITEM 11.     DEFAULTS AND ARREARS ON SENIOR SECURITIES

             Not Applicable.

ITEM 12.     LEGAL PROCEEDINGS

             Not Applicable.

ITEM 13.     TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                       33

PART B       INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

ITEM 14.     COVER PAGE

     This   Statement  of  Additional   Information  of  Tortoise  Gas  and  Oil
Corporation (the "Fund", the "Company",  "we", "us" or "our") is dated September
28, 2007. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in our Registration Statement on Form N-2 dated September
28, 2007.

ITEM 15.     TABLE OF CONTENTS

ITEM 16.     GENERAL INFORMATION AND HISTORY

             Not Applicable

ITEM 17.     INVESTMENT OBJECTIVE AND POLICIES

     We seek to provide our stockholders  with an efficient vehicle to invest in a portfolio  consisting of privately held companies and publicly traded MLPs and their affiliates  operating  primarily in the upstream segment,  and to a lesser extent the midstream segment, of the energy sector. Our investment  objective is to seek a high level of total return through  capital  appreciation  and current income.  Similar to the tax  characterization  of distributions  made by MLPs to their unitholders, we believe that a significant portion of our distributions to our stockholders may be treated as a return of capital.

   The following are our fundamental  investment  limitations set forth in their entirety. We may not:

   (1) issue  senior  securities,  except as  permitted  by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

   (2) borrow  money, except  as permitted  by  the 1940 Act  and the  rules and interpretive positions of the SEC thereunder;

   (3) make loans, except by the purchase of debt obligations,  by entering into repurchase  agreements  or through the lending of  portfolio  securities  and as otherwise permitted by the 1940 Act and the rules and interpretive  positions of the SEC thereunder;

   (4) invest 25% or more of our total assets in any particular industry, except that we will concentrate our assets in the group of industries  constituting the energy sector;

   (5) underwrite  securities issued by others, except to the extent that we may be  considered  an  underwriter  within  the  meaning  of  the  1933  Act in the disposition of restricted securities held in our portfolio;

   (6) purchase or sell real estate unless  acquired as a result of ownership of securities  or other  instruments,  except that we may invest in  securities  or other  instruments  backed by real estate or securities of companies that invest in real estate or interests therein; and

   (7)  purchase or sell  physical  commodities  unless  acquired as a result of ownership of  securities  or other  instruments,  except that we may purchase or sell options and futures  contracts or invest in securities or other instruments backed by physical commodities.

   We also have adopted the following nonfundamental policies:

    • Under  normal  circumstances,  we invest at least 80% of our total  assets
      (including  assets obtained through  leverage) in the equity securities of companies that derive a majority of their revenues from  operations in the upstream and midstream gas and oil segments of the energy sector;

                                      S-1

    • We may invest up to 100% of our total assets in the equity  securities  of companies that derive a majority of their revenues from  operations in the upstream segment of the energy sector;

    • We may  invest up to 100% of our total  assets  in  restricted  securities purchased  directly from issuers in the energy sector, all of which may be illiquid  securities  and all of which  may be issued  by  privately  held companies;

    • We may invest up to 100% of our total assets in the equity  securities  of
      MLPs (all of which are public  companies),  including MLPs in the upstream and midstream segments of the energy sector;

    • We may invest up to 50% of our total  assets in the equity  securities  of
      MLPs that  derive a majority  of their  revenues  from  operations  in the midstream segment of the energy sector;

    • We may invest up to 20% of our total  assets in the equity  securities  of other  companies  that exploit and produce  natural  resources  other than energy resources; and

    • We will not engage in short sales.

   As used for the purpose of each  nonfundamental  investment  policy, the term
"total  assets"  includes  assets to be obtained  through  leverage.  During the period in which we are  investing  the net  proceeds of each  offering,  we will deviate  from our  investment  policies by  investing  substantially  all of the proceeds  initially  in MLPs  operating in the  midstream  segment of the energy sector.  Alternatively,  we may initially  invest the net proceeds in cash, cash equivalents,  securities  issued or  guaranteed  by the U.S.  Government  or its
instrumentalities   or   agencies,   high-quality,   short-term   money   market
instruments,  short-term  debt  securities,  certificates  of deposit,  bankers'
acceptances  and  other  bank  obligations,  commercial  paper or  other  liquid fixed-income securities.

   Our Board of  Directors  may change our  nonfundamental  investment  policies without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder  reports).  However, any change in the  policy of  investing  at least 80% of our total  assets  (including  assets obtained  through  leverage) in equity  securities  of  companies  that derive a majority of their revenues from operations in the upstream and midstream gas and oil  segments of the energy  sector  requires  at least 60 days'  prior  written notice to stockholders.  Unless otherwise stated, these investment  restrictions apply at the time of purchase,  and we will not be required to reduce a position due solely to market value fluctuations.

ITEM 18.     MANAGEMENT

     18.1.

     Our  business and affairs are managed  under the  direction of our Board of
Directors.  Accordingly,  our Board of Directors provides broad supervision over our  affairs,  including  supervision  of the duties  performed  by our Advisor.
Certain employees of our Advisor are responsible for our day-to-day  operations.
The names and ages of our directors and executive officers,  together with their principal occupations and other affiliations during the past five years, are set forth below.  Each director and executive  officer will hold office for the term to which he is elected and until his successor is duly elected and qualifies, or until he resigns or is removed in the manner provided by law.  Unless  otherwise indicated,  the address of each director and  executive  officer is 10801 Mastin
Boulevard,  Suite 222,  Overland  Park,  Kansas  66210.  Our Board of  Directors
consists of a majority of directors who are not "interested persons" (as defined in the 1940 Act) of our Advisor or its affiliates ("Independent Directors"). The directors who are "interested persons" (as defined in the 1940 Act) are referred to as "Interested Directors."

                                Position(s) Held                                                      Number of
                                  with Company,                                                     Portfolios in
                                 Term of Office                                                     Fund Complex       Other Board
                                  and Length of                 Principal Occupation                 Overseen by        Positions
     Name and Age                  Time Served                  During Past Five Years               Director(1)    Held by Director
------------------------           -----------    ---------------------------------------------    --------------   ----------------

Independent Directors

Conrad S. Ciccotello, 47.....   Class I Director  Tenured Associate Professor of Risk Management          6         None
                                since 2007        and Insurance, Robinson College of Business,
                                                  Georgia State University (faculty  member
                                                  since 1999); Director of Graduate  Personal
                                                  Financial Planning Programs; Editor, "Financial
                                                  Services Review," (an academic  journal dedicated
                                                  to the study of individual financial management);
                                                  formerly, faculty member, Pennsylvania State
                                                  University (1997-1999).

                                      S-2

                                Position(s) Held                                                      Number of
                                  with Company,                                                     Portfolios in
                                 Term of Office                                                     Fund Complex       Other Board
                                  and Length of                 Principal Occupation                 Overseen by        Positions
     Name and Age                  Time Served                  During Past Five Years               Director(1)    Held by Director
------------------------           -----------    ---------------------------------------------    --------------   ----------------

Independent Directors
(continued)

John R. Graham, 62...........   Class III         Executive-in-Residence and Professor of                 6         Kansas State
                                Director since    Finance, College of Business Administration,                      Bank
                                2007              Kansas State University (has served as a
                                                  professor or adjunct professor since 1970);
                                                  Chairman of the Board, President and CEO,
                                                  Graham Capital Management, Inc., primarily a
                                                  real estate development and investment company
                                                  and a venture capital company; Owner of Graham
                                                  Ventures, a business services and venture capital
                                                  firm; formerly, CEO, Kansas Farm Bureau Financial
                                                  Services, including seven affiliated insurance or
                                                  financial service companies (1979-2000).

Charles E. Heath, 65.........   Class II          Retired in 1999. Formerly, Chief Investment             6         None
                                Director since    Officer, GE Capital's Employers Reinsurance
                                2007              Corporation (1989-1999); Chartered Financial
                                                  Analyst ("CFA") designation since 1974.

 Interested Directors and
  Officers(2)

H. Kevin Birzer, 48..........   Class III         Managing Director of our Advisor since 2002;            6         None
                                Director and      Partner, Fountain Capital Management ("Fountain
                                Chairman of the   Capital") (1990-present); Vice President,
                                Board since 2007  Corporate Finance Department, Drexel Burnham
                                                  Lambert (1986-1989); formerly, Vice President,
                                                  F. Martin Koenig & Co., an investment management
                                                  firm (1983-1986);  CFA  designation since 1988.

Terry C. Matlack, 51.........   Class II          Managing Director of our Advisor since 2002;            6         None
                                Director, Chief   Full-time Managing Director, Kansas City Equity
                                Financial         Partners, L.C. ("KCEP") (2001-2002); formerly,
                                Officer and       President, Green Street Capital, a private
                                Assistant         investment firm (1998-2001); CFA designation
                                Treasurer since   since 1985.
                                2007

David J. Schulte, 46.........   President and     Managing Director of our Advisor since 2002;           N/A        None
                                Chief  Executive  Full-time  Managing  Director, KCEP (1993-2002);
                                since 2007        Officer since CFA designation 1992.

Zachary A. Hamel, 41.........   Senior Vice       Managing Director of our Advisor since 2002;           N/A        None
                                President since   Partner, Fountain Capital (1997-present); CFA
                                2007              designation since 1998.

Kenneth P. Malvey, 42 .......   Senior Vice       Managing Director of our Advisor since 2002;           N/A        None
                                President and     Partner, Fountain Capital (2002-present);
                                Treasurer since   formerly, Investment Risk Manager and member of
                                2007              the Global Office of Investments, GE Capital's
                                                  Employers Reinsurance Corporation (1996-2002);
                                                  CFA designation since 1996.
----------

(1)    This number includes Tortoise Energy Infrastructure  Corporation ("TYG"),
       Tortoise  Energy  Capital  Corporation  ("TYY"),  Tortoise North American
       Energy  Corporation  ("TYN"),   Tortoise  Capital  Resources  Corporation
       ("TTO"),  Tortoise  Total Return  Fund,  LLC ("TTRF") and us. Our Advisor
       also serves as the investment advisor to TYG, TYY, TYN, TTO, and TTRF.

(2)    As a result of their  respective  positions  held with our Advisor or its affiliates,  these individuals are considered "interested persons" within the meaning of the 1940 Act.

     18.2.

     Not Applicable.

                                      S-3

     18.3.

     Not Applicable.

     18.4.

     Not Applicable.

     18.5.

Audit and Valuation Committee

   Our Board of Directors  has a standing  Audit and  Valuation  Committee  that consists of three Independent  Directors of the Company. The Audit and Valuation
Committee's  function is to select an independent  registered  public accounting firm to conduct the annual audit of our  financial  statements,  review with the independent  registered public accounting firm the outline, scope and results of this annual audit,  review the investment  valuations  proposed by our Advisor's investment committee and review the performance and approval of all fees charged by the independent  registered public  accounting firm for audit,  audit-related and other professional  services. In addition, the Audit and Valuation Committee meets with the independent registered public accounting firm and representatives of management to review accounting  activities and areas of financial  reporting and control.  The Audit and  Valuation  Committee has at least one member who is deemed to be a financial  expert.  The Audit Committee  operates under a written charter  approved by the Board of Directors.  The Audit and Valuation  Committee
meets  periodically,  as necessary and has held one meeting  during fiscal 2007.
The Audit and Valuation  Committee  members are Mr. Ciccotello  (Chairman),  Mr.
Graham, and Mr. Heath.

Nominating and Governance Committee

   We have a Nominating  and Governance  Committee that consists  exclusively of our three  Independent  Directors.  The Nominating  and  Governance  Committee's
function is to: (1) identify  individuals  qualified  to become  Board  members, consistent with criteria approved by our Board of Directors, and to recommend to the Board of  Directors  the director  nominees  for the next annual  meeting of stockholders and to fill any vacancies; (2) monitor the structure and membership of Board  committees;  (3) review issues and  developments  related to corporate governance issues and develop and recommend to the Board of Directors  corporate governance  guidelines and procedures to the extent necessary or desirable;  (4)
evaluate and make  recommendations to the Board of Directors  regarding director compensation;  and (5) oversee the  evaluation  of the Board of  Directors.  The
Nominating and Governance  Committee will consider  stockholder  recommendations for  nominees  for  membership  to the  Board  of  Directors  so  long  as  such recommendations  are made in  accordance  with our Bylaws.  The  Nominating  and
Corporate Governance Committee meets periodically,  as necessary and has not yet held a meeting  during fiscal 2007. The members of the Nominating and Governance
Committee are Conrad S.  Ciccotello,  John R. Graham  (Chairman)  and Charles E.
Heath.

Compliance Committee

   We  have a  Compliance  Committee  that  consists  exclusively  of our  three
Independent  Directors.  The  Compliance  Committee's  function is to review and assess  management's  compliance  with  applicable  securities  laws,  rules and regulations,  monitor  compliance  with our Code of  Ethics,  and  handle  other matters as the Board of  Directors  or committee  chair deems  appropriate.  The
Compliance  Committee  meets  periodically,  as necessary and has not yet held a meeting during fiscal 2007.  The members of the Compliance  Committee are Conrad
S. Ciccotello, John R. Graham and Charles E. Heath (Chairman).

     18.6.

     Not Applicable.

                                      S-4

     18.7.

   The  following  table  sets  forth  the  dollar  range of  equity  securities beneficially  owned by each member of our Board of Directors as of September 20,
2007.

                                                                              Aggregate Dollar Range of
                                                                               Equity Securities in All
                                            Aggregate Dollar Range of      Registered Investment Companies
                                         Company Securities Beneficially  Overseen by Director in Family of
Name of Director                              Owned by Director(1)              Investment Companies(1)
----------------                         -----------------------------    ----------------------------------
Independent Directors
Conrad S. Ciccotello..................          $10,001-$50,000                      Over $100,000
John R. Graham........................          $10,001-$50,000                      Over $100,000
Charles E. Heath......................          $10,001-$50,000                      Over $100,000
Interested Directors
H. Kevin Birzer.......................          $10,001-$50,000                      Over $100,000
Terry C. Matlack......................          $10,001-$50,000                      Over $100,000
------------

(1)     Includes TYG,  TYY, TYN, TTO, TTRF and us.  Amounts based on the closing price  of the  common  shares  of TYG,  TYY,  TYN and TTO on the NYSE on
        September 20, 2007, and the most recent private  placement sale price of our common shares and the limited liability company units of TTRF.

     18.8.

     Not Applicable.

     18.9.

     Not Applicable.

     18.10.

     Not Applicable.

     18.11.

     Not Applicable.

     18.12.

     Not Applicable.

     18.13.

   Our directors  and officers who are interested  persons receive  no salary or fees from us. Each  Independent  Director  will  receive from us a fee of $2,000
(and  reimbursement  for  related  expenses)  for each  meeting  of the Board of
Directors  or Audit and  Valuation  Committee  he or she  attends  in person (or
$1,000 for each Board of  Directors  or Audit and  Valuation  Committee  meeting attended  telephonically,  or for each  Audit and  Valuation  Committee  meeting attended  in  person  that is  held on the  same  day as a  Board  of  Directors meeting).  Independent  Directors also receive  $1,000 for each other  committee meeting  attended in person or  telephonically  (other than Audit and  Valuation
Committee  meetings).  The annual retainer of each Independent  Director and for the  chairman  of each of the  committees  will be  determined  by the  Board of
Directors in an upcoming meeting.

   We have not yet  completed our first fiscal year,  but it is not  anticipated that any director will receive compensation from us in excess of $60,000 for the current fiscal year.

   We do not  compensate  our  officers.  No  director or officer is entitled to receive  pension or  retirement  benefits  from us and no director  received any compensation from us other than in cash.

     18.14.

     Not Applicable.

                                      S-5

    18.15.

    We,  along with  our  Advisor,  are  required  to  maintain a code of ethics pursuant  to Rule  17j-1  under  the 1940 Act that  establishes  procedures  for personal  investments and restricts  certain personal  securities  transactions.
Personnel  subject  to the code of ethics  may  invest in  securities  for their personal investment accounts, including securities that may be purchased or held by us, so long as such  investments  are made in accordance  with the applicable code of ethics.  These codes of ethics can be  reviewed  and copied at the SEC's
Public  Reference Room in Washington,  D.C.  Information on the operation of the
Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.  The codes of ethics are also  available on the EDGAR  Database on the SEC's Internet site at  http://www.sec.gov,  by electronic request,  after paying a duplicating fee, at the  following  e-mail  address:  publicinfo@sec.gov,  or by writing the
SEC's Public Reference Section, Washington, D.C. 20549-0102.

   18.16.

   We, along with our Advisor, have adopted proxy voting policies and procedures
("Proxy Policy") that we believe are reasonably  designed to ensure that proxies are voted in our best  interests  and the best  interests  of our  stockholders.
Subject to its  oversight,  our Board of Directors has delegated  responsibility for implementing the Proxy Policy to our Advisor.

   In the event  requests for proxies are received to vote equity  securities on routine matters, such as election of directors or ratification of auditors,  the proxies  usually  will be voted in  accordance  with the  recommendation  of the
Company's  management  unless our  Advisor  determines  it has a conflict or our
Advisor  determines  there are other reasons not to vote in accordance  with the recommendation  of the Company's  management.  On non-routine  matters,  such as amendments to governing  instruments,  proposals  relating to  compensation  and equity  compensation  plans,  corporate  governance  proposals  and  stockholder proposals,  our Advisor will vote, or abstain from voting if deemed appropriate, on a  case-by-case  basis in a manner  it  believes  to be in the best  economic interest of our  stockholders.  In the event  requests  for proxies are received with respect to debt securities,  our Advisor will vote on a case-by-case  basis in a manner it believes to be in the best economic interest of our stockholders.

   Our Chief  Executive  Officer is  responsible  for monitoring our actions and ensuring  that  (i)  proxies  are  received  and  forwarded  to the  appropriate decisionmakers,  and (ii)  proxies are voted in a timely  manner upon receipt of voting  instructions.  We are  not  responsible  for  voting  proxies  we do not receive,  but we will make  reasonable  efforts to obtain missing  proxies.  Our
Chief  Executive  Officer  will  implement  procedures  to identify  and monitor potential  conflicts of interest  that could  affect the proxy  voting  process, including (i) significant  client  relationships,  (ii) other potential material business  relationships,  and (iii) material personal and family  relationships.
All  decisions  regarding  proxy  voting  will be  determined  by our  Advisor's investment  committee and will be executed by our Chief Executive Officer or, if the  proxy  may be  voted  electronically,  electronically  voted  by the  Chief
Executive Officer or his designee. Every effort will be made to consult with the portfolio manager and/or analyst covering the security.  We may determine not to vote a particular  proxy if the costs and burdens  exceed the benefits of voting
(e.g., when securities are subject to loan or to share blocking restrictions).

     If a request  for  proxy  presents  a  conflict  of  interest  between  our stockholders,  on one hand, and our Advisor,  the principal placement agents, or any  affiliated  persons of ours,  on the other  hand,  our  management  may (i)
disclose the potential conflict to the Board of Directors and obtain consent, or
(ii)  establish  an ethical  wall or other  informational  barrier  between  the persons involved in the conflict and the persons making the voting decisions. We have not yet been  required  to file a Form N-PX  disclosing  our  proxy  voting record.  Once we have made that initial  filing (for the period  ending June 30,
2008),  we  will be  required  to make  such  filings  on an  annual  basis  and information  regarding how we voted proxies, will be available without charge by calling us at (913) 981-1020 or toll-free at (866) 362-9331. You also may access this information on the SEC's website at http://www.sec.gov.

                                      S-6

ITEM 19.     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     19.1, 19.2 & 19.3

     The following  table sets forth certain  beneficial  ownership  information with respect to our common  shares as of September  20, 2007,  for those persons who directly or  indirectly  own,  control or hold with the power to vote, 5% or more of our common shares and all our  executive  officers and directors and the managing  directors of our Advisor,  as a group.  Except as otherwise noted, the address  for  all  stockholders  in the  table  below  is c/o  Tortoise  Capital
Advisors L.L.C., 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.

                                                                                      Percentage of
                                                                Common Shares         Common Shares
Name                                                                Owned            Outstanding (1)
-----------                                                     -------------        ---------------

Beneficial Owners of more than 5%:
Kenmont Investments Management, L.P.(2)                            335,000                 6.0%
S.A.C. Domestic Investments, L.P.(3)                               333,333                 6.0%

Directors and Executive Officers:
Interested Directors
H. Kevin Birzer...............................................      3,565                   *
Terry Matlack.................................................      3,565                   *
Independent Directors
Conrad S. Ciccotello..........................................      1,070                   *
John R. Graham................................................      2,000                   *
Charles E. Heath..............................................      1,000                   *
Executive Officers
David J. Schulte..............................................      3,565                   *
Zachary A. Hamel..............................................      1,783                   *
Kenneth P. Malvey.............................................      1,783                   *

Directors and Executive Officers as a Group (8 persons).......      18,331                  *

*    Less than 1%.

(1)  Based on 5,550,571 common shares outstanding.

(2)  The address of Kenmont Investments Management, L.P. is 711 LA Street, Suite
1750, Houston, TX 77002.

(3)  The address of S.A.C. Domestic  Investments,  L.P. is 777  Longridge  Road,
Building A, Stamford, CT 06902.

ITEM 20.     INVESTMENT ADVISORY AND OTHER SERVICES

     20.1 & 20.2

Our Advisor is located at 10801  Mastin  Boulevard,  Suite 222,  Overland  Park,
Kansas 66210.  Our Advisor  specializes in managing  portfolios of securities of
MLPs and other energy companies. Our Advisor's investment committee is comprised of five portfolio managers with approximately 100 years of aggregate experience.
Our  Advisor  was  formed  in  October  2002 and has  been  managing  assets  in portfolios of MLP  securities in the energy sector since that time.  Our Advisor also  manages  the  investments  of  TYG,  TYY,  TYN,  TTO  and  TTRF.  TYG is a
publicly-traded   non-diversified,   closed-end  management  investment  company
focused  primarily on investing in MLPs in the  midstream  segment of the energy infrastructure  sector.  TYY is a publicly  traded  non-diversified,  closed-end management  investment  company  focused  primarily  on investing in MLPs in the midstream segment of the energy infrastructure sector. TYN is a publicly traded, closed-end  management  investment  company  focused  primarily  on investing in publicly  traded upstream  Canadian  royalty trusts and midstream and downstream income  trusts,  and  publicly  traded  U.S.  MLPs.  TTO  is a  publicly-traded, closed-end  management  investment  company focused  primarily on investments in privately  held and micro-cap  public  companies  operating in the midstream and downstream  segments,  and to a lesser extent the upstream segment,  of the U.S.
energy  sector,  that has elected to be  regulated  as a BDC under the 1940 Act.
TTRF  is an  institutional  privately  held,  closed-end  management  investment company focused  primarily on investing in MLPs in the midstream  segment of the energy  infrastructure  sector that commenced operations in June 2007. As of May
31,  2007  (except  as listed  below),  our  Advisor  had  client  assets  under management as set forth in the table below.

                                      S-7

                                                Inception                                                     Total Assets
Company Name                   Ticker/Private   Date          Targeted Investments                            ($ in millions)
------------                   --------------   ----          --------------------                            ---------------

Tortoise Energy                                               U.S. Energy Infrastructure - Primarily
Infrastructure Corporation     NYSE: TYG        Feb. 2004     Midstream MLPs                                      $1,393.6

Tortoise Energy Capital                                       U.S. Energy Infrastructure - Primarily
Corporation...............     NYSE: TYY        May 2005      Midstream MLPs                                        $985.5

Tortoise North American                                       Canadian and U.S. Energy - Midstream,
Energy Corporation........     NYSE: TYN        Oct. 2005     Downstream and Upstream Companies                     $194.5

Tortoise Capital Resources                                    Privately held and Micro-Cap U.S. Energy -
Corporation...............     NYSE: TTO        Dec. 2005     Midstream, Downstream and Upstream Companies          $130.9

Tortoise Total Return Fund,                                   U.S. Energy Infrastructure - Primarily
LLC.......................     Private          June 2007     Midstream MLPs                                      $20.2(1)

Tortoise Gas  and Oil                                         Privately held and Publicly traded U.S.
Corporation...............     Private          July 2007     Energy - Upstream and Midstream Companies           $77.8(2)

Separately Managed
Accounts..................                                    U.S. Energy Infrastructure  - Primarily
                               Private          Nov. 2002     Midstream MLPs                                        $243.1

----------------------------------------------

1  Tortoise Total Return Fund, LLC commenced operations on June 29, 2007 and the amount shown above is as of that date.

2  Tortoise Gas and Oil Corp. closed its initial offering on July 19, 2007 and the amount shown above is as of that date.

   Our Advisor is controlled equally by KCEP and Fountain Capital.

    • KCEP was formed in 1993 and until recently, managed KCEP Ventures II, L.P.
      ("KCEP II"), a private equity fund with  committed  capital of $55 million invested in a variety of companies in diverse industries. KCEP II wound up its operations in late 2006, has no remaining  portfolio  investments  and has  distributed  proceeds  to its  partners.  KCEP I, L.P.  ("KCEP I"), a start-up  and  early-stage  venture  capital  fund  launched  in 1994  and previously managed by KCEP, also recently completed the process of winding down. As a part of that process, KCEP I entered into a consensual order of receivership,  which  was  necessary  to allow  KCEP I to  distribute  its remaining  $1.3  million  of assets to  creditors  and the Small  Business
      Administration  ("SBA").  The  consensual  order  acknowledged  a  capital impairment  condition  and the resulting  nonperformance  by KCEP I of its agreement  with the SBA, both of which were  violations of the  provisions requiring  repayment of capital under the Small Business Investment Act of
      1958 and the regulations thereunder.

    • Fountain  Capital was formed in 1990 and focuses  primarily  on  providing investment  advisory  services to institutional  investors with respect to below  investment  grade debt.  Fountain  Capital had  approximately  $1.9 billion of client assets under  management as of August 31, 2007, of which approximately  $253 million was invested in 19 energy companies.  Atlantic
      Asset  Management,  L.L.C.  ("Atlantic")  is  a  minority  owner,  and  an affiliate, of Fountain Capital.  Atlantic was formed in 1992 and provides, directly  or  through  affiliates,  a variety of fixed  income  investment advisory  services  including  investment  grade bond and high-yield  bond strategies,  investment grade collateralized debt obligations and mortgage hedge funds.

    • Our  Advisor  was formed in 2002 by KCEP and  Fountain  Capital to provide portfolio  management  services  in the  energy  infrastructure  sector in advance of an  investment  of client  funds in MarkWest  Energy  Partners,
      L.P., a micro-cap  public natural gas  processing and pipeline  company in the midstream segment of the energy infrastructure sector.

   Our Advisor has 28  full-time  employees,  including  the five members of the investment  committee  of  our  Advisor.  The  five  members  of  our  Advisor's
Investment Committee,  Messrs. Birzer, Hamel, Malvey, Matlack and Schulte, serve as directors and/or officers of us.

Investment Advisory Agreement

  Management Services

   Pursuant to an investment advisory  agreement,  our Advisor is subject to the overall  supervision and review of our Board of Directors,  will provide us with investment  research,  advice and  supervision  and will furnish us continuously with an  investment  program,  consistent  with  our  investment  objective  and strategies.  Our Advisor also  determines  from time to time what  securities we

                                      S-8

purchase,  what securities will be held or sold, and what portions of our assets will be held  uninvested  as cash,  short-duration  high-yield  securities or in other liquid assets,  will maintain books and records with respect to all of our transactions,  and will report to our Board of Directors on our  investments and performance.

   Our Advisor's services to us under the investment  advisory agreement are not exclusive,  and our Advisor is free to furnish  the same or similar  services to other entities,  including  businesses  that may directly or indirectly  compete with  us,  so long as our  Advisor's  services  to us are  not  impaired  by the provision of such services to others.

  Administration Services

   Pursuant to the investment advisory agreement,  our Advisor also furnishes us with office facilities and clerical and  administrative  services  necessary for our operation (other than services provided by our custodian,  accounting agent, administrator,  dividend and interest paying agent and other service providers).
Our  Advisor  is  authorized  to cause us to enter  into  agreements  with third parties to provide such  services.  To the extent we request,  our Advisor will:
(i) oversee the performance and payment of the fees of our service providers and make such reports and recommendations to our Board of Directors  concerning such matters as the parties deem  desirable;  (ii) respond to inquiries and otherwise assist  such  service  providers  in the  preparation  and filing of  regulatory reports, proxy statements, and stockholder  communications,  and the preparation of materials and reports for our Board of Directors; (iii) establish and oversee the implementation of borrowing facilities or other forms of leverage authorized by  our  Board  of  Directors;  and  (iv)  supervise  any  other  aspect  of our administration  as may be agreed  upon by us and our  Advisor.  We have  agreed, pursuant to the investment advisory  agreement,  to reimburse our Advisor or its affiliates for all  out-of-pocket  expenses  incurred in providing the foregoing services.

  Management Fee

   For the services,  payments and facilities to be furnished by our Advisor, we pay our Advisor annual  compensation in an amount determined by reference to the
average  monthly  value  of  our  "Managed  Assets,"   "Non-Exchange   Tradeable
Investments," "Other Investments" and "Total Investments."

   "Managed Assets" means our total assets (including any assets attributable to any  leverage  that may be  outstanding)  minus the sum of  accrued  liabilities
(other  than  deferred  taxes,   Deferred  Management  Fees,  debt  representing
financial leverage and the aggregate  liquidation  preference of any outstanding preferred  shares).  Accrued  liabilities  are  expenses  incurred in the normal course of our operations.

   "Non-Exchange Tradeable Investments" are those investment securities,  during any  portion  of the  entire  calendar  quarter:  (a) that are not  listed on an established stock exchange or an electronic  equities  securities market; (b) as to which we are  subject to a  contractual  constraint  on our ability to resell such  security  on an  established  stock  exchange  or an  electronic  equities securities  market;  or (c) that are  "restricted  securities"  (as such term is defined in Rule 144 promulgated  under the 1933 Act) and none of such securities contemporaneously acquired may be sold under Rule 144(d) and for which we do not then have a currently exercisable contractual right to demand registration under the 1933 Act for a possible resale.

   "Other  Investments"  means  all  our  investments,  including  temporary  or defensive  investments,  that do not  fall  within  the  Non-Exchange  Tradeable
Investments definition.

   "Total Investments" means the sum of Non-Exchange  Tradeable  Investments and
Other Investments.

   "Deferred  Management  Fee"  means any  amount  determined  as payable to our
Advisor during any calendar quarter,  but not actually paid, and that will be an accrued liability of the Company.

   The compensation  owed to our Advisor  following each calendar quarter is the sum of the  "Non-Exchange  Tradeable  Fee"  and  the  "Other  Investments  Fee,"
determined  as  follows.  The  Non-Exchange   Tradeable  Fee  is  determined  by
multiplying the Managed Assets by the following two amounts: (i) a fraction, the numerator of which is the value of all  Non-Exchange  Tradeable  Investments and the  denominator  of which is Total  Investments;  and (ii) 0.50% (to provide an annualized  fee of 2%,  and which  annualized  fee is  referred  to below as the
"Standard  Non-Exchange Tradeable Fee"). The Other Investments Fee is determined by multiplying the Managed Assets by the following two amounts:  (i) a fraction, the numerator of which is the value of all Other Investments and the denominator of which is Total  Investments;  and (ii) 0.25% (to provide an annualized fee of
1%).

   Such  compensation is calculated and accrued daily and paid quarterly  within five (5) days of the end of each calendar quarter. However, the cash amount paid to our  Advisor in any  calendar  quarter  will never  exceed  0.375% of Managed
Assets (1.5% on an annualized basis) for that quarter.  Deferred Management Fees will be an accrued liability of the Company that are payable to our Advisor as a part of the  next  payment  of  compensation  for  which  the  limitations  just described would permit all or a portion of the

                                      S-9

deferred payment.

   Although  the  annualized  Standard  Non-Exchange  Tradeable  Fee is 2%,  the
amounts  paid to our  Advisor  for  each of the  first  eight  calendar  quarter payments  following  our initial  private  placement of our  securities  will be calculated  as  though  the  Standard  Non-Exchange  Tradeable  Fee is 0.25% (to
provide  an  annualized  fee  of  1%).  Any  difference   between  the  two  fee
calculations  will be deferred and paid to our Advisor  beginning with the ninth calendar  quarter  payment  and  continuing  thereafter  until the total  amount deferred has been paid to our Advisor,  subject to the  limitation  set forth in the prior paragraph.

     If the investment  advisory agreement is initiated or terminated during any month,  the fee for that month will be reduced  proportionately  on the basis of the number of calendar  days during which the agreement is in effect and the fee will be computed  based on the average  Managed Assets for the business days the agreement  is in effect for that  month.  In  addition,  at  termination  of the agreement  we will pay our  Advisor  all  previously  accrued  but unpaid  fees, without regard to any limitations on payment  described  above. We have  not yet completed our first fiscal year,  but as of September 20, 2007, we have not paid our Advisor any fees under the investment advisory  agreement.

  Payment of Our Expenses

   We bear all expenses not specifically  assumed by our Advisor and incurred in our operations,  and we will bear the expenses related to our formation and each offering.  The  compensation  and  allocable  routine  overhead  expenses of all investment  professionals  of our Advisor and its staff,  when and to the extent engaged in providing us investment advisory services,  are provided and paid for by our Advisor and not us. The  compensation  and expenses  borne by us include, but are not limited to, the following:

    • other than as provided in the paragraph above, expenses of maintaining and continuing our existence and related  overhead,  including,  to the extent such services are provided by personnel of our Advisor or its  affiliates, office  space and  facilities  and  personnel  compensation,  training and benefits,

    • commissions,   spreads,   fees  and  other  expenses  connected  with  the
      acquisition,  holding and disposition of securities and other investments, including  placement and similar fees in connection with direct placements entered into on our behalf,

    • auditing, accounting, tax and legal services expenses,

    • taxes and interest,

    • governmental fees,

    • expenses of listing our shares with a stock exchange,  if this occurs, and expenses of the issue,  sale,  repurchase  and  redemption (if any) of our securities,

    • expenses of registering and qualifying us and our securities under federal and  state  securities  laws  and of  preparing  and  filing  registration statements and amendments for such purposes,

    • expenses of communicating  with  stockholders,  including website expenses and the  expenses  of  preparing,  printing  and mailing  press  releases, reports and other notices to stockholders  and of meetings of stockholders and proxy solicitations therefor,

    • expenses of reports to governmental officers and commissions,

    • insurance expenses,

    • association membership dues,

    • fees,  expenses and  disbursements  of custodians  and  subcustodians  for all services to us (including,  without  limitation, safekeeping of funds, securities and other  investments, keeping of books, accounts and records, and determination of net asset values),

    • fees, expenses and disbursements of transfer agents, dividend and interest paying agents,  stockholder servicing agents, registrars and administrator for all services to us,

    • compensation  and  expenses of  our directors  who are  not members of our
      Advisor's organization,

    • pricing,  valuation and  other consulting or analytical  services employed in considering and valuing our actual or prospective investments,

                                      S-10

    • all expenses incurred in leveraging our assets through a line of credit or other indebtedness or issuing and maintaining preferred shares,

    • all  xpenses  incurred  in  connection  with  our  organization   and  any
      offering of our common shares, including this private placement, and

    • such  non-recurring  items as may arise,  including  expenses  incurred in litigation,  proceedings  and claims and our  obligation  to indemnify our directors, officers and stockholders with respect thereto.

  Duration and Termination

   The investment  advisory  agreement was approved by our Board of Directors on
May 23, 2007 and by our stockholders on June 13, 2007. Unless terminated earlier as described  below,  it will continue in effect  through  December 31, 2008. It will remain in effect from year to year  thereafter if approved  annually by our
Board of  Directors or by the  affirmative  vote of the holders of a majority of our  outstanding  voting  securities,  and, in either case,  upon  approval by a majority  of our  directors  who are not  interested  persons  or parties to the
investment   advisory   agreement.   The  investment   advisory  agreement  will
automatically terminate in the event of its assignment.  The investment advisory agreement may be  terminated  by us without  penalty upon not more than 60 days'
written  notice to our Advisor.  The investment  advisory  agreement may also be terminated  by our Advisor  without  penalty upon not less than 60 days' written notice to us.

  Liability of Advisor

   The  investment  advisory  agreement  provides  that our Advisor  will not be liable  to us in any  way for  any  default,  failure  or  defect  in any of the securities  comprising  our  portfolio  if it has  satisfied  the duties and the standard  of care,  diligence  and skill set  forth in the  investment  advisory agreement.  However,  our  Advisor  will be liable  to us for any loss,  damage, claim, cost, charge,  expense or liability  resulting from our Advisor's willful misconduct,  bad faith or gross  negligence  or  disregard by our Advisor of its duties or  standard  of care,  diligence  and skill set forth in the  investment advisory agreement or a material breach or default of our Advisor's  obligations under that agreement.

Board Approval of the Investment Advisory Agreement

   Our Board of Directors,  including a majority of the  Independent  Directors, reviewed and  approved the  investment  advisory  agreement on May 23, 2007.  In considering  the approval of the  investment  advisory  agreement,  our Board of
Directors  evaluated  information  provided by our Advisor and its legal counsel and considered various factors, including the following:

    • Services.  Our Board of Directors reviewed the nature,  extent and quality of the  investment  advisory and  administrative  services  proposed to be provided to us by our Advisor and found them  sufficient  to encompass the range of services necessary for our operation.

    • Comparison  of  Management  Fee to Other  Firms.  Our  Board of  Directors
      reviewed and considered,  to the extent publicly available, the management fee  arrangements  of companies with similar  business  models,  including
      BDCs.

    • Experience  of  Management  Team and  Personnel.  Our  Board of  Directors
      considered  the  extensive  experience  of the  members  of our  Advisor's investment  committee with respect to the specific types of investments we
      propose  to  make  and  their  past   experience  with  similar  kinds  of
      investments.  Our Board of  Directors  discussed  numerous  aspects of our investment strategy with members of our Advisor's investment committee and also considered the potential flow of investment  opportunities  resulting from the numerous  relationships of our Advisor's investment committee and investment professionals within the investment community.

    • Provisions  of  Investment  Advisory  Agreement.  Our  Board of  Directors
      considered the extent to which the  provisions of the investment  advisory agreement  (other than the fee  structure  which is discussed  above) were comparable to the investment advisory agreements of companies with similar business models,  including peer group  companies,  and concluded that its terms were  satisfactory  and in line with market norms. In addition,  our
      Board of Directors  concluded  that the services to be provided  under the
      investment   advisory   agreement  were   reasonably   necessary  for  our
      operations,  the services to be provided were at least equal to the nature and quality of those  provided by others,  and the payment terms were fair and reasonable in light of usual and customary charges.

    • Payment of Expenses. Our Board of Directors considered the manner in which our Advisor  would be  reimbursed  for its  expenses

                                      S-11

      at cost and the other  expenses for which it would be reimbursed under the investment advisory  agreement.  Our Board of Directors discussed how this structure was comparable  to  that  of  companies  with  similar  business models.

   Based on the information  reviewed and the  discussions  among the members of our Board of Directors, our Board of Directors, including all of our Independent
Directors,  approved the  investment  advisory  agreement and concluded that the management  fee to be paid to our  Advisor  was  reasonable  in  relation to the services to be provided.

License Agreement

   Pursuant to the investment advisory  agreement,  our Advisor has consented to our use on a  non-exclusive,  royalty-free  basis, of the name "Tortoise" in our name. We will have the right to use the  "Tortoise"  name so long as our Advisor or one of its approved  affiliates  remains our investment  advisor.  Other than with  respect  to this  limited  right,  we  will  have no  legal  right  to the
"Tortoise"  name. This right will remain in effect for so long as the investment advisory  agreement  with  our  Advisor  is in  effect  and  will  automatically terminate if the investment advisory agreement were to terminate for any reason, including upon its assignment.

     20.3

     Not Applicable.

     20.4

     Not Applicable.

     20.5

     Not Applicable.

     20.6

     U.S.  Bank,  N.A.,  1555 North  Rivercenter  Drive,  Suite 302,  Milwaukee,
Wisconsin  53212,  serves as our  custodian.  We pay the custodian a monthly fee computed at an annual rate of 0.004% of our portfolio assets.

     20.7

     Independent Registered Public Accounting Firm

     Ernst & Young LLP, 1200 Main Street, Kansas City, Missouri 64105, serves as our  independent  registered  public  accounting  firm.  Ernst & Young  LLP will provide audit and audit-related  services, tax return preparation and assistance and consultation in connection with review of our filings with the SEC.

     20.8

     Not Applicable.

ITEM 21.     PORTFOLIO MANAGERS

     21.1

   Management of our portfolio is the responsibility of our Advisor. Each of our
Advisor's  investment  decisions  will be reviewed  and  approved  for us by its investment committee,  which also acts as the investment committee for TYG, TYY,
TYN, TTO and TTRF. Our Advisor's  investment  committee is comprised of its five
Managing Directors:  H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, Terry
C.  Matlack  and David J.  Schulte.  The  members  of our  Advisor's  investment committee have an average of over 20 years of financial  investment  experience.
All decisions to invest in a portfolio company must be approved by the unanimous decision  of our  Advisor's  investment  committee,  and any one  member  of our
Advisor's investment committee can require our Advisor to sell a security.

                                      S-12

   The following table provides  information about the other accounts managed on a day-to-day  basis by each member of our Advisor's  investment  committee as of
August 31, 2007:
                                                                                             Number of   Total Assets
                                                                                             Accounts     of Accounts
                                                                               Total         Paying a      Paying a
                                                              Number of      Assets of      Performance   Performance
                                                              Accounts       Accounts           Fee           Fee
                                                              --------- ------------------  -----------  ------------
H. Kevin Birzer
         Registered investment companies...................        4    $    2,478,457,027       0                 --
         Other pooled investment vehicles..................        5    $      243,217,656       1      $ 149,225,282
         Other accounts....................................      197    $    2,059,354,999       0                 --
Zachary A. Hamel
         Registered investment companies...................        4    $    2,478,457,027       0                 --
         Other pooled investment vehicles..................        5    $      243,217,656       1      $ 149,225,282
         Other accounts....................................      197    $    2,059,354,999       0                 --
Kenneth P. Malvey
         Registered investment companies...................        4    $    2,478,457,027       0                 --
         Other pooled investment vehicles..................        5    $      243,217,656       1      $ 149,225,282
         Other accounts....................................      197    $    2,059,354,999       0                 --
Terry C. Matlack
         Registered investment companies...................        4    $    2,478,457,027       0                 --
         Other pooled investment vehicles..................        1    $      149,225,282       1      $ 149,225,282
         Other accounts....................................      177    $      230,585,266       0                 --
David J. Schulte
         Registered investment companies...................        4    $    2,478,457,027       0                 --
         Other pooled investment vehicles..................        1    $      149,225,282       1      $ 149,225,282
         Other accounts....................................      177    $      230,585,266       0                 --

   Our  Advisor  currently  has five  senior  investment  professionals  who are responsible for the  origination,  negotiation  (if necessary),  structuring and management of our investments.  Three of those senior  investment  professionals are Messrs.  Hamel,  Matlack and Schulte, who are also Managing Directors of our
Advisor and members of its  investment  committee.  The other senior  investment professionals  are Ed  Russell  and  Rob  Thummel.  Our  Advisor's  five  senior investment  professionals have approximately 90 years of combined  experience in energy,  leveraged  finance and private  equity  investing.  Their  biographical information is set forth below.

Zachary Hamel

   Zachary  Hamel has been a Managing  Director of our Advisor since 2002 and is also a Partner  with  Fountain  Capital.  Mr.  Hamel also  serves as Senior Vice
President of TYG, TYY, TYN, TTO, TTRF and us.

   Mr. Hamel joined Fountain  Capital in 1997 and covered the energy,  chemicals and utilities sectors. He earned his CFA designation in 1998.

Terry Matlack

   Terry  Matlack has been a Managing  Director  of our  Advisor  since 2002 and serves as Chief Financial Officer, Director and Assistant Treasurer of TYG, TYY,
TYN, TTO, TTRF and us.

   From 2001 to 2002,  Mr.  Matlack was a full-time  Managing  Director at KCEP.
Prior to joining KCEP, Mr. Matlack was President of GreenStreet  Capital and its
affiliates in the  telecommunications  service  industry.  Mr.  Matlack has also
served  as  the   Executive   Vice   President   and  a  board  member  of  W.K.
Communications,   Inc.,  a  cable  television  acquisition  company,  and  Chief
Operating Officer of W.K. Cellular,  a cellular rural service area operator.  He earned his CFA designation in 1985.

Edward Russell

   Edward Russell is a Senior Investment  Professional of our Advisor and serves as President of TTO.

   Prior to  joining  our  Advisor in March  2006,  Mr.  Russell  was at Stifel,
Nicolaus & Company, Incorporated ("Stifel Nicolaus") since 1999, where he headed the Energy and Power group as a Managing  Director from 2003 to March 2006,  and served as  Vice-President  -- Investment  Banking from  September  1999 to 2003.
While a Managing  Director at Stifel  Nicolaus,  Mr. Russell was responsible for all of the energy and power  transactions,  including all of the debt and equity transactions for the three closed-end  public funds then managed by our Advisor, starting  with the first  public  equity  offering  in February  2004.  Prior to joining Stifel

                                      S-13

Nicolaus,  Mr. Russell worked for over 15 years as an investment banker at Pauli
& Company,  Inc. and Arch  Capital,  LLC, and as a commercial  banker with Magna
Bank and South Side National Bank.

David Schulte

   David  Schulte has  been a  Managing  Director of our Advisor  since 2002 and serves as Chief  Executive  Officer and  President of TYG, TYY, TYN, TTRF and us
and as Chief Executive Officer of TTO.

   Previously,  Mr. Schulte was a full-time  Managing Director at KCEP from 1993 to 2002, where he led private  financing for two growth MLPs. Mr. Schulte served on the Board of Directors of Inergy,  LP, a propane gas MLP,  from 2001 to 2004.
Before  joining  KCEP,  he spent  five  years  as an  investment  banker  at the predecessor  of  Oppenheimer  & Co.,  Inc. He is a certified  public  accountant
("CPA") and also earned his CFA designation in 1992.

Rob Thummel

   Rob Thummel has been a Senior Investment  Professional and Investment Analyst
with our Advisor since 2005.

   Previously,  Mr. Thummel was Director of Finance at KLT Inc., a subsidiary of
Great Plains  Energy  Corp.,  from 1998 to 2004.  KLT owned and operated oil and natural gas properties located in the Raton,  Piceance, and Powder River basins.
From 1995 to 1998, Mr.  Thummel was a Senior  Auditor at Ernst & Young.  He is a
CPA.

   Conflicts  of  interest  may  arise  from the fact that our  Advisor  and its affiliates carry on substantial investment activities for other clients in which we have no interest. Our Advisor or its affiliates may have financial incentives to favor certain of these accounts over us. Any of their proprietary accounts or other customer accounts may compete with us for specific trades.  Our Advisor or its  affiliates  may give  advice and  recommend  securities  to, or buy or sell securities  for,  other  accounts  and  customers,  which  advice or  securities recommended may differ from advice given to, or securities recommended or bought or sold for, us,  although  their  investment  objectives may be the same as, or similar to, ours.

   Our Advisor has  written  allocation  policies  and  procedures  that it will follow in  addressing  any  conflicts.  When two or more clients  advised by our
Advisor or its  affiliates  seek to  purchase or sell the same  securities,  the securities  actually  purchased or sold will be allocated among the clients on a good faith  equitable  basis by our Advisor in its  discretion and in accordance with each client's investment objectives and our Advisor's procedures.

   Situations may occur when we could be disadvantaged because of the investment activities conducted by our Advisor and its affiliates for their other accounts.
Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for us or their other accounts, thereby limiting the size of our or their position; (2)
the difficulty of liquidating an investment for us or their other accounts where the market  cannot  absorb the sale of the combined  position;  or (3) limits on co-investing in private placement  securities under the 1940 Act. Our investment opportunities  may be limited by  affiliations  of our Advisor or its affiliates with energy companies.

   21.2

   None of Messrs. Birzer, Hamel, Malvey, Matlack or Schulte receives any direct compensation from us or any other of the managed accounts reflected in the table above.  All such  accounts are managed by our Advisor or Fountain  Capital.  All members of our Advisor's  investment  committee  are full-time  employees of our
Advisor  and  receive a fixed  salary for the  services  they  provide.  Each of
Messrs.  Birzer,  Hamel,  Malvey,  Matlack and Schulte own an equity interest in either KCEP or Fountain Capital,  the two entities that control our Advisor, and each thus benefits from increases in the net income of our Advisor.

   21.3

   The following  table sets forth the dollar range of equity  securities of the
Company  beneficially owned by each member of our Advisor's investment committee as of  September  20,  2007.  The value of the  securities  is based on the most recent private placement sale price of our securities.

                                           Aggregate Dollar Range
                                            of Company Securities
Name                                     Beneficially Owned by Manager
----                                     -----------------------------
H. Kevin Birzer.......................         $10,001-$50,000
Zachary A. Hamel......................         $10,001-$50,000
Kenneth P. Malvey.....................         $10,001-$50,000
Terry C. Matlack......................         $10,001-$50,000
David J. Schulte......................         $10,001-$50,000

                                      S-14

ITEM 22.     BROKERAGE ALLOCATION AND OTHER PRACTICES

    22.1

    Subject to policies  established by our Advisor and approved by our Board of
Directors,  we do not  expect to execute  transactions  through  any  particular broker or dealer, but we will seek to obtain the best net results for us, taking
into  account  such  factors  as  price  (including  the  applicable   brokerage
commission  or  dealer  spread),  size of order,  difficulty  of  execution  and operational  facilities of the firm and the firm's risk and skill in positioning blocks of securities.  While we will generally seek reasonably competitive trade execution  costs,  we will not  necessarily  pay the lowest spread or commission available.  Subject to  applicable  legal  requirements,  we may select a broker based  partly on brokerage  or research  services  provided to us. In return for such services, we may pay a higher commission than other brokers would charge if our Advisor  determines  in good faith that such  commission  is  reasonable  in relation to the services  provided.  We have not yet  completed our first fiscal year, but as of September 12, 2007 had paid $21,040 in brokerage commissions.

    22.2

    Not Applicable.

    22.3

    See response to 22.1.

    22.4 & 22.5

    Not Applicable.

ITEM 23.     TAX STATUS

   The following  discussion is a general  summary of the material U.S.  federal income tax considerations  that are applicable to us and to an investment in our common shares. This summary does not purport to be a complete description of the income tax  considerations  applicable to such an investment.  For example,  the following  discussion does not describe income tax consequences that are assumed to be  generally  known by a U.S.  stockholder  (as  defined  below) or  certain considerations  that may be  relevant  to  certain  types  of U.S.  stockholders subject  to special  treatment  under U.S.  federal  income tax laws,  including tax-exempt organizations,  insurance companies,  dealers in securities,  pension plans and trusts and financial institutions.  This summary assumes that you hold our common  shares as  capital  assets  (within  the  meaning of the Code).  The discussion is based upon the Code, Treasury regulations,  and administrative and judicial interpretations, each as of the date of this registration statement and all of which are subject to change, possibly  retroactively,  which could affect the continuing  validity of this  discussion.  We have not and will not seek any ruling from the Internal  Revenue Service (the  "Service")  regarding any of the tax  considerations  discussed  herein.  Except as discussed below, this summary does not  discuss any  aspects of U.S.  estate or gift tax or foreign,  state or local tax. It does not discuss the special  treatment under U.S.  federal income tax laws that could result if we invested in  tax-exempt  securities  or certain other investment assets.

   A "U.S.  stockholder"  generally is a beneficial  owner of our common  shares that is, for U.S. federal income tax purposes, any one of the following:

    • a citizen or resident of the United States;

    • a corporation,  partnership or other entity created in or organized  under the laws of the United States or any political subdivision thereof;

    • an estate, the income of which is subject  to U.S. federal income taxation regardless of its source; or

    • a trust subject to the supervision of a court within the United States and the control of a United States person.

                                      S-15

   A "Non-U.S.  stockholder" is a beneficial  owner of our common shares that is not a U.S. stockholder.

   If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds our common shares, the tax treatment of a partner in the  partnership  will  generally  depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a  partnership  holding  our common  shares or a partner  of such a  partnership should  consult his,  her or its own tax advisor  with respect to the  purchase, ownership and disposition of our common shares.

   Tax  matters  are  very  complicated  and  the  tax  consequences  to a  U.S.
stockholder or a Non-U.S. stockholder of an investment in our common shares will depend  on the  facts of his,  her or its  particular  situation.  We  encourage investors to consult their own tax advisors regarding the specific  consequences of such an investment,  including tax reporting requirements,  the applicability of federal,  state,  local and  foreign tax laws and the effect of any  possible changes in the tax laws.

Federal Income Taxation of the Company

   We have been formed as a corporation  under  Maryland law. We currently  are, have been,  and intend to  continue  to be,  treated as a  corporation  for U.S.
federal  income  tax  purposes.  Thus,  we are,  and intend to  continue  to be, obligated to pay federal and applicable  state income tax on our taxable income.
We intend to invest our assets primarily in entities treated as partnerships for
U.S. federal income tax purposes. As a partner in a partnership,  we must report our allocable share of the partnership's taxable income in computing our taxable income.  Based upon our review of the historic  results of the type of entity in which we intend to invest, we expect that the cash distributions  received by us with respect to our investments in  partnerships  will exceed the taxable income allocated  to  us  from  such  investments.  There  is  no  assurance  that  our expectation  regarding  distributions from the partnerships  exceeding allocated taxable income from the  partnerships  will be realized.  If this expectation is not realized,  there will be greater taxes paid by us and less cash available to distribute  to our  stockholders.  In  addition,  we will take into  account  in computing  our taxable  income  amounts of gain or loss  recognized by us on the disposition of our investments.  Currently,  the maximum federal income tax rate for a corporation is 35%. We may be subject to a 20% federal alternative minimum tax on our federal  alternative  minimum  taxable  income to the extent that our alternative minimum tax exceeds our regular federal income tax.

   We will be treated as a corporation  and not as a RIC for federal  income tax purposes.  The Code  generally  provides that a RIC does not pay an entity level income tax, provided that it distributes all or substantially all of its income.
The RIC taxation rules  currently do not, and are not intended in the future to, have any application to us or to our stockholders.

Taxation of U.S. Stockholders

   A  distribution  by us on your  common  shares  will be  treated as a taxable dividend  to you to the  extent  of your  share of our  current  or  accumulated earnings and profits as determined  under federal income tax principles.  If the distribution  exceeds your share of our earnings and profits,  the  distribution will be treated as a return of capital to the extent of your basis in our common shares,  and then as capital gain. You will receive a Form 1099 from us and will recognize  dividend  income  only to the extent of your share of our  current or accumulated earnings and profits.

   Generally,  our earnings and profits are computed based upon taxable  income, with  certain  specified  adjustments.  These  adjustments  include  potentially significant  deferrals in the deduction of certain oil and gas exploration costs
and  mine   exploration   and   development   costs  for  earnings  and  profits
computational purposes, as opposed to the computation of federal taxable income.
Thus, our earnings and profits might exceed our taxable income, resulting in the portion of your  distribution  that is treated as dividend income exceeding your proportionate  share of our taxable  income.  As explained  above, we anticipate that the distributed cash from our portfolio  investments in entities treated as partnerships  for tax  purposes  will  exceed  our share of  taxable  income and earnings and profits from those portfolio investments.  Thus, we anticipate that only a portion of  distributions we make on the common shares will be treated as dividend income to our stockholders.

   The federal income tax law generally provides that qualifying dividend income paid to non-corporate U.S.  stockholders is subject to federal income tax at the rate applicable to long-term capital gains, which is generally a maximum rate of
15%. The portion of our  distributions on our common shares treated as dividends for federal  income tax purposes  will be treated as  qualifying  dividends  for federal income tax purposes provided that you satisfy certain holding period and other  applicable  requirements.  This  rate of tax on  dividends  is  currently scheduled to increase back to ordinary  income rates after December 31, 2010. If we are taxed as a general  business  corporation,  a corporate U.S.  stockholder generally  will be  eligible  for  the  dividends-received  deduction  generally
allowed  U.S.   corporations   in  respect  of  dividends   received  from  U.S.
corporations  provided that the corporate  U.S.  stockholder  satisfies  certain holding period and other applicable requirements.

   If a U.S.  stockholder  participates in our automatic  dividend  reinvestment plan, such U.S. stockholder will be taxed upon the amount of distributions as if such amount had been received by the participating U.S. stockholder and the U.S.
stockholder reinvested such amount in additional common shares.

                                      S-16

   Upon a sale,  exchange or other taxable  disposition of our common shares,  a
U.S.  stockholder  will recognize a taxable gain or loss depending upon his, her or its  basis  in our  common  shares.  Such  gain or loss  will be  treated  as long-term capital gain or loss if our common shares have been held for more than one year at the time of  disposition.  Subject  to limited  exceptions,  capital losses cannot be used to offset ordinary income.  In the case of a non-corporate
U.S.  stockholder,  long-term capital gain generally is subject to a maximum tax rate of 15%,  which  maximum tax rate is currently  scheduled to increase to 20%
for dispositions occurring during taxable years beginning on or after January 1,
2011.

   We may be required to withhold U.S. federal income tax ("backup withholding")
at  a  28%-rate  from  all  taxable  distributions  to  any  non-corporate  U.S.
stockholder (i) who fails to furnish a correct taxpayer identification number or a certificate that such stockholder is exempt from backup  withholding,  or (ii)
with  respect to whom the Service  has  notified  us that such  stockholder  has failed to properly  report certain  interest and dividend  income to the Service
and  to  respond  to  notices  to  that   effect.   An   individual's   taxpayer
identification  number is his or her social security number. Any amount withheld under backup  withholding is allowed as a credit against the U.S.  stockholder's
U.S.  federal income tax liability,  provided that proper  information is timely provided to the Service.

Taxation of Non-U.S. Stockholders

   Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend on that  person's  particular  circumstances.  An  investment in the shares by a Non-U.S.  stockholder  may have adverse tax  consequences.  Non-U.S.
stockholders  should consult their tax advisors  before  investing in our common shares.

   In general,  dividend distributions paid by us to a Non-U.S.  stockholder are subject to  withholding  of U.S.  federal  income tax at a rate of 30% (or lower applicable treaty rate). If the  distributions are effectively  connected with a
U.S.  trade or  business of the  Non-U.S.  stockholder  (and,  if required by an applicable  income tax treaty,  are  attributable  to a permanent  establishment maintained by the Non-U.S.  stockholder  in the United  States),  we will not be required to withhold  federal  income tax if the Non-U.S.  stockholder  complies
with  applicable  certification  and  disclosure   requirements,   although  the
distributions  will be subject to federal income tax at the rates  applicable to
U.S.  stockholders.  Any such effectively connected dividends may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. (Special certification  requirements  apply to a Non-U.S.  stockholder  that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.)

   A Non-U.S.  stockholder generally will not be taxed on any gain recognized on a disposition of our common stock unless:

    • the gain is effectively connected with the Non-U.S.  stockholder's conduct of a trade or  business  in the  United  States  and,  if  required  by an applicable income tax treaty, is attributable to a permanent establishment maintained  by the Non-U.S.  stockholder  in the United  States;  in these cases,  the  gain  will be  taxed on a net  income  basis  at the  regular graduated rates and in the manner applicable to U.S.  stockholders (unless an applicable  income tax treaty  provides  otherwise)  and, under certain circumstances, the "branch profits tax" described above may also apply;

    • the Non-U.S.  stockholder is an individual who holds our common stock as a capital  asset,  is present in the United States for more then 182 days in the taxable year of the disposition and meets other requirements (in which case, except as otherwise provided by an applicable income tax treaty, the gain, which may be offset by U.S. source capital losses, generally will be subject to a flat 30% U.S.  federal  income tax,  even though the Non-U.S.
      stockholder is not considered a resident alien under the Code); or

    • we are or have been a "U.S. real property  holding  corporation"  for U.S.
      federal  income  tax  purposes  at any  time  during  the  shorter  of the five-year  period ending on the date of disposition or the period that the
      Non-U.S. stockholder held our common stock.

   Generally, a corporation is a "U.S. real property holding corporation" if the fair market value of its "U.S. real property interests" equals or exceeds 50% of the sum of the fair market value of its worldwide  real property  interests plus its other assets used or held for use in a trade or business.  For this purpose, we generally will be treated as owning our proportionate  share of the assets of a partnership in which we own an equity interest.  The  determination of whether we are a U.S. real property holding corporation at any given time will depend on the mix of our  assets  and their  fair  market  values at such  time,  which is difficult to predict,  and it is possible  that we will be a U.S.  real property holding corporation.  However, the tax relating to stock in a U.S. real property holding  corporation  generally will not apply to a Non-U.S.  stockholder  whose holdings,  direct  and  indirect,  at all times  during the  applicable  period, constituted 5% or less of our common shares (a "Non-5%  holder"),  provided that our common shares were regularly traded on an established  securities  market at any time during the calendar year of the disposition. Our common shares will not initially be  considered  to be regularly  traded on an  established  securities market and it is unlikely  that such regular  trading will occur for at least 18 months.  As a result, a Non-5% holder would be taxed for U.S. federal income tax purposes on any gain realized on the  disposition  of our common shares on a net income  basis as if the gain were  effectively  connected  with the conduct of a
U.S. trade or business by

                                      S-17

the  Non-5%  holder  during  the  taxable  year and,  in such  case,  the person acquiring  our  common  shares  from a Non-5%  holder  generally  would  have to withhold 10% of the amount of the proceeds of the disposition.  Such withholding may be reduced or eliminated pursuant to a withholding certificate issued by the
Service in accordance  with applicable U.S.  Treasury  regulations.  We urge all
Non-U.S.   stockholders  to  consult  their  own  tax  advisors   regarding  the
application of these rules to them.

   A Non-U.S.  stockholder who is a non-resident  alien  individual,  and who is otherwise  subject to  withholding  of  federal  income  tax,  may be subject to information  reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an
IRS Form W-8BEN (or an  acceptable  substitute  or successor  form) or otherwise meets documentary  evidence  requirements for establishing that it is a Non-U.S.
stockholder or otherwise establishes an exemption from backup withholding.

   Our common shares that are owned or treated as owned by an individual  who is not a U.S.  citizen or resident of the United States (as  specially  defined for
U.S.  federal  estate tax purposes) at the time of death will be included in the individual's  gross  estate  for U.S.  federal  estate tax  purposes,  unless an applicable estate tax or other treaty provides otherwise and, therefore,  may be subject to U.S. federal estate tax.

   Non-U.S.  persons  should  consult their own tax advisors with respect to the
United  States  federal  income tax and  withholding  tax, and state,  local and foreign tax consequences of an investment in the shares.

                                      S-18

ITEM 24.     FINANCIAL STATEMENTS

             Report of Independent Auditors

The Shareholders and Board of Directors
Tortoise Gas and Oil Corporation

   We have  audited the  accompanying  statement  of assets and  liabilities  of
Tortoise Gas and Oil  Corporation  ("the  Company"),  formerly known as Tortoise
Energy Production Corporation, as of June 19, 2007, and the related statement of operations for the period from May 22, 2007 (date of incorporation) through June
19, 2007.  These financial  statements are the  responsibility  of the Company's management.  Our  responsibility  is to express  an  opinion on these  financial statements based on our audit.

   We  conducted  our audit in  accordance  with  auditing  standards  generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable  assurance about whether the financial statements are free of  material  misstatement.  We were not engaged to perform an audit of the Company's  internal  control over  financial  reporting.  Our audit included consideration  of  internal  control  over  financial  reporting  as a basis for designing audit  procedures that are appropriate in the  circumstances,  but not for the purpose of expressing an opinion on the  effectiveness  of the Company's internal  control  over  financial  reporting.  Accordingly,  we express no such opinion. An audit also includes examining,  on a test basis, evidence supporting
the  amounts  and  disclosures  in  the  financial  statements,   assessing  the
accounting  principles  used and significant  estimates made by management,  and evaluating the overall  financial  statement  presentation.  We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in
all  material  respects,   the  financial  position  of  Tortoise  Gas  and  Oil
Corporation  at June 19, 2007,  and the results of its operations for the period from May 22, 2007 (date of  incorporation)  through June 19, 2007, in conformity with U.S. generally accepted accounting principles.

                                       /s/ ERNST & YOUNG LLP

Kansas City, Missouri
June 25, 2007

                                      S-19

                        TORTOISE GAS AND OIL CORPORATION

                       STATEMENT OF ASSETS AND LIABILITIES
                                  June 19, 2007

Assets:
Cash.............................................................................................................$   369,075
Deferred offering costs..........................................................................................    128,756
                                                                                                                 -----------
 Total assets....................................................................................................    497,831
                                                                                                                 -----------
Liabilities:
Accrued offering costs...........................................................................................    128,756
Payable to Adviser for organization costs........................................................................     11,218
Payable for organization costs...................................................................................     15,015
                                                                                                                 -----------
 Total liabilities...............................................................................................    154,989
                                                                                                                 -----------
Preferred Shares:
Preferred shares, $0.001 par value; none outstanding (10,000,000 shares authorized)..............................          --
                                                                                                                 ------------
  Net assets applicable to common stockholders...................................................................$   342,842
                                                                                                                 ===========
Net Assets Applicable to Common Stockholders Consist of
Capital stock, $0.001 par value; 26,315 shares issued and outstanding (100,000,000 shares authorized)............$        26
Additional paid-in capital.......................................................................................    369,049
Accumulated net investment loss..................................................................................    (26,233)
                                                                                                                 -----------
  Net assets applicable to common stockholders...................................................................$   342,842
                                                                                                                 ===========
Net Asset Value per common share outstanding (net assets applicable to common shares, divided by common shares
  outstanding)...................................................................................................$     13.03
                                                                                                                 ===========

    The accompanying notes are an integral part of the financial statements.

                                      S-20

                        TORTOISE GAS AND OIL CORPORATION
                             STATEMENT OF OPERATIONS
     Period from May 22, 2007 (date of incorporation) through June 19, 2007

Investment Income............................................   $         --
                                                                ------------
Expenses:
 Organization costs..........................................        26,233
                                                                -----------
Total Expenses...............................................        26,233
                                                                -----------
Net Investment Loss before Income Taxes......................       (26,233)
                                                                -----------
Income Taxes.................................................             --
                                                                ------------
Net Investment Loss..........................................   $   (26,233)
                                                                ===========

    The accompanying notes are an integral part of the financial statements.

                                      S-21

                        TORTOISE GAS AND OIL CORPORATION

                          NOTES TO FINANCIAL STATEMENTS
                                  June 19, 2007

1.  Organization

   Tortoise Gas and Oil  Corporation  (the  "Company"),  organized as a Maryland corporation on May 22, 2007,  was created to invest  primarily in privately held companies and publicly  traded master  limited  partnerships  ("MLPs") and their affiliates  operating primarily in the upstream segment,  and to a lesser extent the midstream  segment,  of the energy sector. The Company has had no operations other  than the sale of 26,315  shares  for  $369,075.  The  Company  intends to register as a non-diversified closed-end management investment company under the
Investment  Company Act of 1940 and will be treated as a corporation for federal income tax purposes.

2.  Significant Accounting Policies

   The following is a listing of the  significant  accounting  policies that the
Company will implement upon the commencement of its operations:

       A.  Use of  Estimates  -- The  preparation  of  financial  statements  in conformity  with U.S.  generally  accepted  accounting  principles  requires management to make estimates and assumptions that affect the reported amount
    of  assets  and  liabilities   and  disclosure  of  contingent   assets  and
    liabilities  at the date of the financial  statements.  Actual results could differ from those estimates.

     B.  Investment  Valuation  -- The  Company  intends  to invest in  illiquid securities including  securities of primarily  privately-held  companies.  These investments  generally will be subject to restrictions  on resale,  will have no established  trading  market and will be valued at fair  value,  on a  quarterly basis. The Company intends to engage an independent  valuation firm from time to time to assist in determining the fair value of these investments.

     Fair value is  intended to be the amount for which an  investment  could be exchanged in an orderly  disposition  over a  reasonable  period of time between willing parties other than in a forced liquidation or sale.

     Because of the inherent  uncertainty of valuation,  the fair values of such investments,  which will be determined in accordance with procedures approved by the Company's  Board of Directors,  may differ  materially  from the values that would have been used had a ready market existed for the investments.

     For equity and  equity-related  securities  that are listed on a securities exchange,  the Company will value those  securities at the closing price on that exchange on the valuation date.

     The Company will generally value short-term debt securities at prices based on market quotations for such securities, except those securities purchased with
60 days or less to maturity will be valued on the basis of amortized cost, which approximates market value.

       C.  Interest  and Fee Income --  Interest  income will be recorded on the accrual  basis to the extent that such amounts are expected to be collected.
    When   investing  in   instruments   with  an  original  issue  discount  or
    payment-in-kind interest, the Company will accrue interest income during the life of the  investment,  even though the Company  will not  necessarily  be receiving cash as the interest is accrued.  Fee income will include fees, if any, for due diligence, structuring, commitment and facility fees, and fees, if  any,  for  transaction  services,  consulting  services  and  management services rendered to portfolio companies and other third parties. Commitment and facility  fees  generally  will be recognized as income over the life of
    the  underlying  loan,  whereas  due  diligence,  structuring,   transaction
    service, consulting and management service fees generally will be recognized as income when services are rendered.

       D. Security  Transactions -- Security  transactions will be accounted for on the date the  securities  are  purchased or sold (trade  date).  Realized gains and losses will be reported on an identified cost basis.

       E.  Dividends  to  Shareholders  -- The  Company  intends  to  distribute quarterly  dividends  to  its  stockholders  out  of  assets  available  for distribution.  The amount of quarterly  dividends  will be determined by the
    Board of  Directors.  Distributions  to  stockholders  are  recorded  on the ex-dividend  date. The character of  distributions  made during the year may differ from their ultimate characterization for federal income tax purposes.

       F. Federal Income Taxation -- The Company is treated as a corporation for federal and state income tax  purposes,  and is obligated to pay federal and state income tax on its taxable  income.  The Company  intends to invest its assets primarily in Master

                                      S-22

    Limited Partnerships ("MLPs"),  which generally  are treated as partnerships for federal income tax purposes. As a  partner in the MLPs, the Company will report its allocable share of the MLP's taxable  income in computing its own taxable  income.  The  Company's tax expense or  benefit will be included in the  Statement  of  Operations  based  on the  component  of income or gains
    (losses) to which  such expense or benefit  relates.  Deferred  income taxes reflect the net tax effects  of temporary  differences  between the carrying amounts of assets  and liabilities for financial  reporting purposes and the amounts used for income tax purposes.  A  valuation  allowance is recognized if, based on the  weight of available  evidence,  it is more likely than not that some  portion  or all of the  deferred  income  tax  asset  will not be realized.  Future  realization  of  deferred  income tax  assets  ultimately depends  on  the  existence  of  sufficient  taxable  income in  either  the carryback or carryforward period under the tax law.

       G. Organization Expenses and Offering Costs -- The Company is responsible for paying all organizational expenses and offering costs. Deferred offering costs  paid  will be  charged  as a  reduction  of  paid-in  capital  at the
    completion   of  the   Company's   initial   offering   of  common   shares.
    Organizational  expenses are  expensed as incurred,  and are reported in the accompanying Statement of Operations.

       H. Indemnifications -- Under the Company's organizational  documents, its officers and directors are indemnified  against certain  liabilities arising out of the performance of their duties to the Company.  In addition,  in the normal course of business, the Company may enter into contracts that provide general  indemnification  to other parties.  The Company's  maximum exposure under these arrangements is unknown as this would involve future claims that may be made  against the  Company  that have not yet  occurred,  and may not occur.  However,  the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.  Concentration of Risk

   The Company's  investment  objective is to provide  stockholders with current income and capital  appreciation.  The Company anticipates investing at least 80 percent of total assets  (including  assets obtained through leverage) in equity securities of companies that derive a majority of their revenues from operations in the  upstream  and  midstream  gas and oil  segments  of the  energy  sector.
Companies  operating  in the  upstream  segment  of the  energy  sector  include companies that produce energy  resources,  including crude oil, natural gas, and coal from proved reserves.  Companies  operating in the midstream segment of the energy  sector  include  companies  in the  business of  transporting,  process, storing,  distributing or marketing energy  resources,  or liquids derived there from.  The Company may invest up to 100  percent of total  assets in  restricted securities purchased directly from issuers.

4.  Agreements

   The Company has entered into an Investment  Advisory  Agreement with Tortoise
Capital Advisors, LLC (the "Adviser"). Under the terms of the agreement and upon commencement of operations, the Adviser is paid a fee consisting of the sum of a
"non-exchange tradable fee" and an "other investments fee."

   The Non-Exchange Tradable Fee is determined by multiplying the Managed Assets by the  following  two amounts:  (i) a fraction,  the  numerator of which is the value of all Non-Exchange  Tradable  Investments and the denominator of which is total  investments;  and (ii) 0.50  percent (to provide an  annualized  fee of 2 percent).  The Other  Investments  Fee is determined by multiplying  the Managed
Assets by the following two amounts:  (i) a fraction,  the numerator of which is the  value  of all  Other  Investments  and the  denominator  of  which is total investments; and (ii) 0.25 percent (to provide an annualized fee of 1 percent).

   "Managed Assets" means the total assets of the Company  (including any assets attributable to any leverage that may be  outstanding)  minus the sum of accrued
liabilities  (other  than  deferred  taxes,   deferred   management  fees,  debt
representing  financial leverage and the aggregate liquidation preference of any outstanding preferred shares).

   "Non-Exchange  Tradable  Investments" are those investments,  held during any portion of the previous calendar quarter:

       (a) that are not listed on an established stock exchange or an electronic equities securities market; or

       (b) as to which the Company is subject to a contractual constraint on its ability to resell  such  security  on an  established  stock  exchange or an electronic equities securities market; or

       (c) that are "restricted securities" (as such term is defined in Rule 144 promulgated  under the  Securities Act of 1933, as amended (the "1933 Act"))
    and none of such  securities  contemporaneously  acquired  may be sold under
    Rule  144(d)  and for  which  the  Company  does not then  have a  currently exercisable  contractual right to demand registration under the 1933 Act for a possible resale.

   Such compensation shall be calculated and accrued daily and paid quarterly in arrears  within  five (5) days of the end of each

                                      S-23

calendar quarter; provided, however, that the cash amount paid to the Advisor in any calendar  quarter  shall never exceed 0.375  percent of Managed  Assets (1.5 percent on an annualized basis) for that quarter. Fees for any amount determined as payable to the Adviser  during any  calendar  quarter but not  actually  paid
("Deferred Management Fees") may be payable to the Adviser as a part of the next payment of compensation  for which the limitation  would permit all or a portion of the deferred payment.  Although, at termination of this Agreement the Company shall pay the Adviser all  previously  accrued and unpaid fees without regard to the limitation on payment.

   Additionally,  the  amounts  paid to the  Adviser for each of the first eight calendar quarter  payments  hereunder shall be calculated as though the Standard
Non-Exchange  Tradable  Fee is 0.25 percent (to provide an  annualized  fee of 1 percent).  Any amounts  that  exceed the  annualized  fee of 1 percent  shall be deferred  and paid to the  Advisor  beginning  with the ninth  calendar  quarter payment and continuing  thereafter until the total amount deferred has been paid to the Adviser, subject to the limitation discussed above.

   As of June 19, 2007, the Company owes the Adviser  $11,218 for costs incurred in connection with the Company's organizational expenses. This amount is payable to the Adviser upon the closing of the initial offering of common shares.

   Computershare  Investor  Services,  LLC will serve as the Company's  transfer agent,  dividend paying agent, and agent for the automatic dividend reinvestment plan.

   U.S. Bank, N.A. will serve as the Company's  custodian.  The Company will pay the  custodian a monthly fee computed at an annual rate of 0.004  percent of the
Company's portfolio assets.

5.  Income Taxes

   As of June 19, 2007, the Company has recorded a deferred income tax asset and related deferred tax benefit in the amount of  approximately  $10,231 related to organization  costs incurred by the Company,  which are expensed as incurred for financial  reporting  purposes,  and generally  amortizable  over 180 months for income tax purposes.  However,  the Company has recorded an equal and offsetting valuation  allowance  against its deferred income tax asset and related deferred tax expense,  since the Company has not  developed a history of taxable  income, based on available evidence and performance of the Company.

                                      S-24

PART C     OTHER INFORMATION

ITEM 25.   FINANCIAL STATEMENTS AND EXHIBITS

     25.1  Financial Statements

        The  Registrant's  financial  statements  dated June 19,  2007 and notes thereto are filed herewith.

     25.2  Exhibits

Exhibit
No.       Description of Document
-------   ---------------------------

a.        Articles of  Incorporation(1)
b.        Bylaws (1)
c.        Inapplicable
d.        Inapplicable
e.        Inapplicable
f.        Inapplicable
g.        Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C.
          dated June 13, 2007(1)
h.1.      Purchase Agreement with Stifel, Nicolaus & Company, Incorporated dated
          July 17, 2007(1)
h.2.      Placement Agreement with Stifel, Nicolaus & Company, Incorporated and
          Wachovia Capital Markets, LLC dated July 17, 2007(1)
i.        Inapplicable
j.        Custody Agreement with U.S. Bank National Association dated June 18,
          2007(1)
k.1.      Administration Agreement with Tortoise Capital Advisors, LLC dated June
          20, 2007(1)
k.2.      Transfer Agency and Service Agreement with Computershare Trust Company,
          N.A. and Computershare Inc. dated June 19, 2007 (1)
l.        Inapplicable
m.        Inapplicable
n.        Consent of Independent Registered Public Accounting Firm(1)
o.        Inapplicable
p.        Form of Seed Capital Subscription Agreement(1)
q.        Inapplicable
r.1.      Code of Ethics of the Company(1)
r.2.      Code of Ethics of Tortoise Capital Advisors, L.L.C.(1)
--------------------------

(1) Filed herewith.

ITEM 26.     MARKETING ARRANGEMENTS

     Not Applicable.

ITEM 27.     OTHER EXPENSES AND DISTRIBUTION

                                      C-1

     Not Applicable.

ITEM 28.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

    Not Applicable.

ITEM 29.     NUMBER OF HOLDERS OF SECURITIES

    As of  September  20,  2007,  the number of record  holders of each class of securities of the Registrant was:
                                                                     Number of
Title of Class                                                    Record Holders
--------------                                                    --------------
Common Stock                                                            12

ITEM 30.     INDEMNIFICATION

   Maryland  law  permits a Maryland  corporation  to  include in its  charter a
provision   limiting  the  liability  of  its  directors  and  officers  to  the corporation  and  its  stockholders  for  money  damages  except  for  liability resulting  from (i) actual  receipt of an  improper  benefit or profit in money, property or services or (ii) active and deliberate  dishonesty  established by a final  judgment as being material to the cause of action.  Our Charter  contains such a provision  which  eliminates  directors'  and officers'  liability to the maximum extent  permitted by Maryland law,  subject to the  requirements  of the
1940 Act.

   Our Charter  authorizes us, and our Bylaws obligate us, to the maximum extent permitted  by Maryland law and subject to the  requirements  of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a  director  or  officer  and at our  request,  serves  or  has  served  another corporation,  real estate investment trust,  partnership,  joint venture, trust, employee  benefit plan or other  enterprise as a director,  officer,  partner or trustee and who is made, or threatened to be made, a party to the  proceeding by reason of his or her service in any such  capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her  service in any such  capacity  and to pay or  reimburse their reasonable  expenses in advance of final disposition of a proceeding.  Our obligation to indemnify any director,  officer or other individual,  however, is limited by the 1940 Act and  Investment  Company Act Release No.  11330,  which, among other things, prohibit us from indemnifying any director, officer or other individual from any liability  resulting  directly from the willful  misconduct, bad faith,  gross negligence in the performance of duties or reckless  disregard of  applicable  obligations  and  duties  of the  directors,  officers  or other individuals  and  require  us  to  set  forth  reasonable  and  fair  means  for determining whether indemnification shall be made.

   Maryland law requires a corporation  (unless its charter provides  otherwise, which our  Charter  does not) to  indemnify  a director  or officer who has been successful  in the  defense  of any  proceeding  to which he or she is made,  or threatened to be made, a party by reason of his or her service in that capacity.
Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable  expenses actually incurred by them in connection with any proceeding to which they may be made,  or threatened to be made, a party by reason of their service in those or other  capacities  unless it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the  proceeding  and (1) was  committed  in bad  faith or (2) was the  result of active and deliberate dishonesty, (ii) the director or officer actually received an improper personal benefit in money, property or services or (iii) in the case of any  criminal  proceeding,  the director or officer had  reasonable  cause to believe that the act or omission was unlawful.  However,  under  Maryland law, a
Maryland  corporation may not indemnify for an adverse  judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation  to advance  reasonable  expenses to a director or officer  upon the corporation's receipt of (i) a written affirmation by the director or officer of his or her good  faith  belief  that he or she has met the  standard  of conduct necessary for  indemnification by the corporation and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or  reimbursed by the corporation if it is ultimately  determined that the standard of conduct was not met.

These  provisions  do not limit or eliminate  our rights or the rights of any of our stockholders to seek nonmonetary  relief such as an injunction or rescission in the event any of our directors or officers breaches his or her duties.  These provisions  will not alter the  liability  of our  directors  or officers  under federal securities laws.

                                      C-2

ITEM 31.     BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

    The responses to Items 9.1 and 18.1 of the Company's  Registration Statement
on Form N-2 to which this Part C is a part are hereby incorporated by reference.

ITEM 32.     LOCATION OF ACCOUNTS AND RECORDS

    The Registrant's accounts,  books, and other documents are maintained at the offices  of the  Registrant,  at the  offices  of  the  Registrant's  investment advisor,  at the offices of the custodian,  U.S. Bank, N.A., 1555 N. Rivercenter
Drive,  Suite  302,  Milwaukee,  Wisconsin  53212,  or at  the  offices  of  the administrator,  Tortoise Capital Advisors, L.L.C., 10801 Mastin Boulevard, Suite
222, Overland Park, Kansas 66210.

ITEM 33.     MANAGEMENT SERVICES

    Not Applicable.

ITEM 34.     UNDERTAKINGS

    Not Applicable.

                                      C-3

                                   SIGNATURES

    Pursuant  to the  requirements  of the  Investment  Company Act of 1940, the
Registrant  has duly  caused  this  registration  statement  to be signed on its behalf by the undersigned,  thereunto duly authorized,  in this City of Overland
Park and State of Kansas on the 1st day of October, 2007.

                                       Tortoise Gas and Oil Corporation

                                       By:  /s/ David J. Schulte
                                          --------------------------------------
                                          David J. Schulte, Chief Executive
                                          Officer and President

                                  EXHIBIT INDEX

Exhibit
No.       Description of Document
-------   ---------------------------

a.        Articles of  Incorporation(1)
b.        Bylaws (1)
c.        Inapplicable
d.        Inapplicable
e.        Inapplicable
f.        Inapplicable
g.        Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C.
          dated June 13, 2007(1)
h.1.      Purchase Agreement with Stifel, Nicolaus & Company, Incorporated dated
          July 17, 2007(1)
h.2.      Placement Agreement with Stifel, Nicolaus & Company, Incorporated and
          Wachovia Capital Markets, LLC dated July 17, 2007(1)
i.        Inapplicable
j.        Custody Agreement with U.S. Bank National Association dated June 18,
          2007(1)
k.1.      Administration Agreement with Tortoise Capital Advisors, LLC dated June
          20, 2007(1)
k.2.      Transfer Agency and Service Agreement with Computershare Trust Company,
          N.A. and Computershare Inc. dated June 19, 2007 (1)
l.        Inapplicable
m.        Inapplicable
n.        Consent of Independent Registered Public Accounting Firm(1)
o.        Inapplicable
p.        Form of Seed Capital Subscription Agreement(1)
q.        Inapplicable
r.1.      Code of Ethics of the Company(1)
r.2.      Code of Ethics of Tortoise Capital Advisors, L.L.C.(1)
--------------------------

(1) Filed herewith.

                                      C-5